UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2014

Multi Sector Fixed Income Funds
Bond*
Core Fixed Income
Global Income
Strategic Income
World Bond

*Effective October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.

Goldman Sachs Multi Sector Fixed Income Funds

■	BOND

■	CORE FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

■	WORLD BOND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	30

Financial Statements	120

Financial Highlights	128

Notes to the Financial Statements	138

Other Information	167

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Bond Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund may invest heavily in investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. government securities,

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly, through loan assignments, or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

The Investment Adviser will not manage the investment program of the Fund by reference to a benchmark index (i.e., unconstrained). By removing benchmark constraints, the Fund is able to invest across the global fixed income spectrum without regard to sector, quality, maturity or market capitalization limitations, including in asset classes in which more traditional or benchmark-constrained fixed income funds do not typically invest (or do not invest to such an extent). Due to this flexible strategy, the Fund’s risk exposure may vary, and the Fund may underperform traditional fixed income indices. There can be no assurance that the discretionary element of the investment processes of the Investment Adviser will be exercised in a manner that is successful or that is not adverse to the Fund, or that the Fund will outperform more traditional or benchmark-constrained fixed income funds.

The Goldman Sachs World Bond Fund invests primarily in a portfolio of debt instruments, including bonds, derivatives and other instruments with similar economic exposures. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Economic conditions, geopolitical tensions and monetary policies of global central banks drove the performance of the global fixed income markets during the six months ended September 30, 2014 (the “Reporting Period”).

When the Reporting Period began in April 2014, spread, or non-government bond, sectors rallied as global bond yields fell. Markets focused in part on events in Ukraine, as Russia’s intervention led to sanctions by the U.S. and Europe. Emerging markets debt overall appeared to benefit from investment flows diverted from Russia. Economic influences included the U.S. Commerce Department’s announcement that first quarter 2014 Gross Domestic Product (“GDP”) had declined, indicating an economic contraction. However, second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first quarter 2014 contraction might have been due to inclement winter weather and that economic growth could accelerate in the remainder of the calendar year. From a monetary policy perspective, in June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate for the Eurozone into negative territory for the first time in history. (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending. Meanwhile, India’s elections delivered a victory to its existing government, which is seeking to revive the country’s economic growth, tame inflation and remove roadblocks to reform.

At the beginning of the third calendar quarter, spread sectors generally continued to rally. In July 2014, core European government bond yields fell, while U.S. Treasury yields rose modestly. U.S. economic data was mixed, with labor and manufacturing indicators continuing to improve and housing data showing signs of weakening. In the U.K., economic growth continued at a brisk pace, broadly in line with market expectations. During August 2014, global spread sectors continued to post gains. Eurozone GDP came in below expectations, with Italy, France and Germany surprising to the downside. In the U.S., Treasury yields fell despite the release of positive durable goods orders and manufacturing data. The decline in U.S. Treasury yields may have reflected market concern about increased geopolitical risk in Ukraine and the Middle East. Meanwhile, Federal Reserve (“Fed”) comments suggested a modest shift in tone towards policy tightening. In the U.K., data continued to indicate strong economic momentum. However, heightened concerns about European economic growth appeared to decrease the likelihood of a rate hike by the Bank of England in the near term.

In September 2014, the spread sector rally ended. Core government bond yields in the U.S., U.K., Eurozone and Japan also rose during the month. In the U.S., economic data remained generally positive, despite a disappointing August 2014 payroll number, with employment, auto sales and manufacturing showing improvement. In the Eurozone, the ECB cut interest rates to record lows and announced plans to start purchasing asset-backed securities as it sought to combat a drop in inflation and weak economic growth. In the U.K., unemployment continued to fall rapidly. Scotland voted to remain part of the European Union, although this had little effect on U.K. government yields.

For the Reporting Period overall, sovereign emerging markets debt generated the strongest positive returns within the broad fixed income market. Mortgage-backed securities also outperformed U.S. Treasuries, followed at some distance by agency securities, asset-backed securities and commercial mortgage-backed securities. Conversely, high yield corporate bonds underperformed U.S. Treasuries, while investment grade corporate bonds also lagged, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the

MARKET REVIEW

Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 23 basis points during the Reporting Period to 2.49%.

Looking Ahead

At the end of the Reporting Period, we believed global macroeconomic conditions had diverged and that the divergence was continuing to intensify. In our opinion, the U.S. is the growth leader among developed nations, while the Eurozone appears to be falling further behind. We believe the Eurozone’s economic weakness could persist for some time and could also affect other economies. Most notably, we think Eurozone weakness could pose a risk to the U.K.’s economic expansion. Inflation seems to be trending higher in the U.S. and Japan, but Eurozone inflation is significantly below the ECB’s target rate, and we do not expect a change in the near term.

Meanwhile, developed central bank activity is also moving in opposite directions. The Fed has indicated it will end its quantitative easing asset purchase program in October 2014, and we believe the first short-term rate hike could occur in mid-2015, unless the recent increase in market volatility leads to slower economic growth. By contrast, the ECB has committed to bolder stimulus, and we think it may resort to full-scale quantitative easing in 2015. The Bank of Japan remains in easing, or accommodative, mode, but we do not expect any action in the near term as the impact of its sales tax hike, put into effect in April 2014, works its way through the nation’s economy.

We are also seeing divergence in the emerging markets, with investors seemingly favoring countries that have passed reforms necessary for sustainable growth. These countries include India, Mexico and Indonesia. In China, we believe the balancing act between that nation’s economic reforms and a potential 2014 growth rate of 7.5% has tilted in favor of the growth target. However, in our view, the economy’s longer-term health depends on China switching to more sustainable economic drivers. At the end of the Reporting Period, wage inflation was eroding China’s competitiveness, with credit growth and the slowing real estate sector our key concerns.

In the near term, we believe the divergence in macroeconomic conditions around the globe could stir volatility. However, we believe economic growth and strong corporate fundamentals should support the corporate credit sector. Meanwhile, geopolitical risks have increased and may also contribute to market volatility, but, in our view, are unlikely to have much impact on global GDP. Energy prices have fallen, suggesting to us that global oversupply was a stronger market driver than geopolitics at the end of the Reporting Period.

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Effective October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund’s name changed to the Goldman Sachs Bond Fund (the “Fund”). Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 2.37%, 1.99%, 1.99%, 2.54%, 2.29%, 2.50% and 2.24%, respectively. These returns compare to the 2.21% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our top-down currency and cross-sector strategies were the primary positive contributors to Fund performance during the Reporting Period. In our currency strategy, underweighted positions in the Swiss franc, Australian dollar and New Zealand dollar proved particularly beneficial during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s exposure to corporate bonds and non-agency mortgage- backed securities contributed positively to relative results. Corporate credit spreads, or yield differentials to U.S. Treasuries, tightened, or narrowed, for most of the Reporting Period, as the sector benefited from supportive credit fundamentals and low levels of volatility. Non- agency mortgage-backed securities performed well, supported by appreciating home values and improving borrower credit performance. In contrast, the Fund’s underweighted position relative to the Barclays Index in agency mortgage-backed securities detracted, as mortgage spreads tightened largely on a favorable technical, or supply/demand, environment.

Individual issue selection of non-agency collateralized mortgage obligations within the securitized debt sector added value. Selections within the government/swaps sector also contributed positively to relative results. Partially offsetting these positive contributors was the Fund’s exposure to Brazil within the emerging markets debt sector, which detracted from relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. We further shortened the Fund’s already short U.S. duration position relative to the Barclays Index over the course of the Reporting Period, as strong durable goods numbers, elevated readings on manufacturing and services purchasing managers indices (“PMI”) and other data suggested, in our view, the U.S. economy continued to grow at an above-trend rate and thus that we anticipated rates would move higher. Such duration positioning hurt, however, as U.S. Treasury yields shrugged off improving economic data and declined instead. Political turmoil in Ukraine and the Middle East also weighed on U.S. Treasury yields later in

PORTFOLIO RESULTS

the Reporting Period. Rates rose somewhat in September 2014, partially offsetting earlier losses, following that month’s Federal Reserve (“Fed”) meeting during which there was a shift up in future interest rate projections.

We reduced the Fund’s short U.K. duration position following modest underperformance, as we believed the likelihood for a near-term rate hike from the Bank of England decreased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we further shortened the Fund’s already short U.S. duration position relative to the Barclays Index on what we perceived to be the continued strength of the U.S. economy and the upward shift in the Fed’s interest rate projections. We reduced the Fund’s short U.K. duration as we believed the likelihood for a nearer-term rate hike from the Bank of England decreased and our concerns about economic growth momentum in Europe increased.

From a sector perspective, we tactically reduced the Fund’s corporate credit target to neutral as we sought to reduce exposure in a sector that we believed had reached its fair value. That said, we remained constructive in our view toward credit fundamentals and economic growth outlooks for the latter part of 2014.

Within the agency mortgage-backed securities sector, we maintained the Fund’s overweighted exposure relative to the Barclays Index to agency multi-family securities and an underweighted exposure relative to the Barclays Index to mortgage-backed security pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) We maintained the Fund’s overweighted exposure relative to the Barclays Index to non-agency mortgage-backed securities throughout the Reporting Period given what we believed were supportive housing fundamentals. Though recent housing data slowed somewhat, the U.S. housing market continues to recover at a moderate pace in our view. We expect increasing household formation to prove beneficial for the sector.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	At the end of September 2014, the Fund had overweighted allocations relative to the Barclays Index on a market- value weighted basis in asset-backed securities, high yield corporate bonds, emerging market debt, investment grade corporate bonds, residential mortgage-backed securities and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had exposure to municipal bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the Barclays Index in U.S. government securities, commercial mortgage- backed securities and quasi-government securities. The Fund maintained a short overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Bond Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.37%	2.21%	1.63%	1.34%
Class B	1.99	2.21	0.96	0.65
Class C	1.99	2.21	0.95	0.65
Institutional	2.54	2.21	2.04	1.73
Service	2.29	2.21	1.56	1.25
Class IR	2.50	2.21	1.95	1.64
Class R	2.24	2.21	1.45	1.14

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	1.18%	4.70%	4.68%	11/30/06
Class B	-0.78	4.34	4.81	6/20/07
Class C	3.30	4.72	4.40	11/30/06
Institutional	5.46	5.88	5.56	11/30/06
Service	4.95	5.36	5.45	6/20/07
Class IR	5.27	5.68	5.33	11/30/07
Class R	4.84	5.24	4.86	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.84%	1.06%
Class B	1.59	1.80
Class C	1.59	1.81
Institutional	0.50	0.71
Service	1.00	1.22
Class IR	0.59	0.81
Class R	1.09	1.29

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 2.15%, 1.77%, 1.86%, 2.42%, 2.07%, 2.28% and 2.12%, respectively. These returns compare to the 2.21% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our top-down currency and cross-sector strategies were the primary positive contributors to Fund performance during the Reporting Period. In our currency strategy, underweighted positions the Swiss franc, Australian dollar and New Zealand dollar proved particularly beneficial during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s exposure to U.S. government agency securities, corporate bonds and non-agency mortgage-backed securities contributed positively to relative results. U.S. government agency securities outperformed U.S. Treasuries during the Reporting Period. Corporate credit spreads, or yield differentials to U.S. Treasuries, tightened, or narrowed, for most of the Reporting Period, as the sector benefited from supportive credit fundamentals and low levels of volatility. Non-agency mortgage-backed securities performed well, supported by appreciating home values and improving borrower credit performance. In contrast, the Fund’s underweighted position relative to the Barclays Index in agency mortgage-backed securities detracted, as mortgage spreads tightened largely on a favorable technical, or supply/demand, environment.

Individual issue selection within the corporate bond and securitized sectors added value. Effective selection in the corporate bond sector was driven by the Fund’s underweight to longer-dated U.S. corporate bonds. Selections of non- agency collateralized mortgage obligations within the securitized debt sector buoyed results. Selections within the government/swaps sector detracted from relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. We further shortened the Fund’s already short U.S. duration position relative to the Barclays Index over the course of the Reporting Period, as strong durable goods numbers, elevated readings on manufacturing and services purchasing managers indices (“PMI”) and other data suggested, in our view, the U.S. economy continued to grow at an above-trend rate and thus that we anticipated rates would move higher. Such duration positioning hurt, however, as U.S. Treasury yields shrugged off improving economic data and declined instead. Political turmoil in Ukraine and the Middle East also weighed on U.S. Treasury yields later in the Reporting Period. Rates rose somewhat in September

PORTFOLIO RESULTS

2014, partially offsetting earlier losses, following that month’s Federal Reserve (“Fed”) meeting during which there was a shift up in future interest rate projections.

We reduced the Fund’s short U.K. duration position following modest underperformance, as we believed the likelihood for a near-term rate hike from the Bank of England decreased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we further shortened the Fund’s already short U.S. duration position relative to the Barclays Index on what we perceived to be the continued strength of the U.S. economy and the upward shift in the Fed’s interest rate projections. We reduced the Fund’s short U.K. duration as we believed the likelihood for a nearer-term rate hike from the Bank of England decreased and our concerns about economic growth momentum in Europe increased.

From a sector perspective, we maintained the Fund’s modest overweight to corporate credit for much of the Reporting Period amidst U.S. economic recovery while favoring lower-rated securities, though moved to a neutral position over the summer. Within the agency mortgage-backed securities sector, we maintained the Fund’s overweighted exposure relative to the Barclays Index to agency multi- family securities and an underweighted exposure to mortgage-backed security pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) We maintained the Fund’s overweighted exposure to non-agency mortgage-backed securities throughout the Reporting Period given what we believed were supportive U.S. housing market fundamentals and positive expectations overall for the U.S. economy. We maintained the Fund’s rather neutral position relative to the Barclays Index in emerging markets debt due to volatility in Eastern Europe and the Middle East.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	At the end of September 2014, the Fund had its most overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities and investment grade corporate bonds, with an emphasis in the latter on the financials industry. The Fund also had more modestly overweighted exposure at the end of the Reporting Period to quasi-government securities, covered bonds and commercial mortgage-backed securities. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had its most underweighted exposure relative to the Barclays Index in U.S. government securities. The Fund also had an underweighted exposure to the residential mortgage-backed securities sector overall. However, within the residential mortgage-backed securities sector, the Fund had overweighted allocations to agency collateralized mortgage obligations and an underweighted exposure to mortgage-backed security pass-throughs. The Fund had a rather neutral position compared to the Barclays Index in emerging markets debt at the end of September 2014. The Fund had a short overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.15%	2.21%	1.47%	1.47%
Class B	1.77	2.21	0.79	0.79
Class C	1.86	2.21	0.79	0.79
Institutional	2.42	2.21	1.87	1.87
Service	2.07	2.21	1.37	1.37
Class IR	2.28	2.21	1.78	1.78
Class R	2.12	2.21	1.28	1.28

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.46%	3.99%	3.46%	4.91%	5/1/97
Class B	-1.52	3.65	3.23	4.78	5/1/97
Class C	2.55	4.04	3.09	4.22	8/15/97
Instititutional	4.70	5.17	4.23	5.60	1/5/94
Service	4.18	4.63	3.71	5.05	3/13/96
Class IR	4.61	5.04	N/A	4.01	11/30/07
Class R	4.09	4.55	N/A	3.52	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.83%	0.83%
Class B	1.58	1.58
Class C	1.58	1.58
Institutional	0.49	0.49
Service	0.98	0.98
Class IR	0.58	0.58
Class R	1.08	1.08

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 2.95%, 2.57%, 2.58%, 3.13%, 2.87% and 3.16%, respectively. These returns compare to the 3.17% cumulative total return of the Fund’s benchmark, the Barclays Global Aggregate Bond (Gross, USD, Hedged) Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our duration strategy detracted from the Fund’s results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Primary contributors to the Fund’s performance were our currency and country strategies. Within our currency strategy, an underweighted position in the Swiss franc contributed the most. The Swiss franc depreciated relative to the U.S. dollar, as inflation concerns prompted market speculation that the Swiss National Bank might provide support in terms of monetary easing. Within our country strategy, an overweighted exposure to European rates relative to U.S. rates contributed the most. Overall, the Fund’s positioning in the European peripheral nations of Spain and Italy and in New Zealand also proved to be beneficial, more than offsetting the detracting impact of positioning in Sweden, Japan and Australia during the Reporting Period. To a more modest degree, our cross-sector strategy also added value. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within the government/swaps selection strategy, U.K. yield curve positioning detracted from the Fund’s results during the Reporting Period.

Conversely, the Fund’s tactical overweights to non-agency mortgage-backed securities and corporate bonds contributed positively to its performance. Bottom-up individual issue selection of collateralized mortgage obligations and adjustable rate mortgage securities — through our securitized selection strategy — also boosted the Fund’s relative results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning detracted from results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. However, the Fund’s tactical short U.S. and U.K. duration positions relative to the Barclays Index hurt, as yields were generally driven lower in both regions amidst mixed global economic data and elevated volatility in several emerging markets. In the U.S., the Federal Reserve (the “Fed”) maintained an accommodative monetary policy stance due to slack in the labor market, low inflation and a slowdown in the housing market. In the U.K., other factors driving yields lower were dovish inflation figures and the uncertainty of the Scottish independence vote.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we generally maintained a short duration stance relative to the Barclays Index throughout the Reporting Period, but tactically adjusted the Fund’s duration position as market conditions shifted. We increased the Fund’s weightings in government securities and investment grade corporate bonds and reduced the Fund’s relative exposure to commercial mortgage-backed securities, residential mortgage-backed securities, covered bonds and municipal bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) We reduced the Fund’s position in cash.

From a country perspective, we pared back overweighted positions in Spain and Italy, as we grew more cautious about the near-term outlook in Europe. We decreased the Fund’s relative exposure to the U.S. during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	At the end of September 2014, as measured by contribution to duration, the Fund had a modestly overweighted allocation relative to the Barclays Index in investment grade corporate bonds. The Fund had an underweighted exposure relative to the Barclays Index in government securities and more modestly underweighted allocations to quasi-government securities, emerging markets debt and collateralized securities, including commercial mortgage-backed securities, residential mortgage-backed securities, asset-backed securities and covered bonds.

From a country perspective, as measured by contribution to duration, the Fund was rather neutral relative to the benchmark in the Eurozone overall, but within the region, was modestly underweight France and overweight Germany, Spain and Italy at the end of the Reporting Period. The Fund was underweight relative to the Barclays Index in Japan, the U.K. and the U.S. The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Global Income Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays Global Aggregate Bond (Gross, USD, Hedged) Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.95%	3.17%	0.74%	0.55%
Class B	2.57	3.17	0.03	-0.17
Class C	2.58	3.17	0.03	-0.17
Institutional	3.13	3.17	1.11	0.90
Service	2.87	3.17	0.60	0.40
Class IR	3.16	3.17	1.01	0.81

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Aggregate Bond (Gross, USD, Hedged) Index, an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.21%	3.70%	4.09%	5.50%	8/2/91
Class B	0.11	3.33	3.85	4.97	5/1/96
Class C	4.34	3.74	3.72	4.17	8/15/97
Institutional	6.52	4.87	4.86	5.96	8/1/95
Service	5.99	4.33	4.34	4.88	3/12/97
Class IR	6.43	N/A	N/A	4.21	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	1.20%
Class B	1.79	1.95
Class C	1.79	1.95
Institutional	0.70	0.86
Service	1.20	1.35
Class IR	0.79	0.95

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/14	as of 3/31/14
U.S. Dollar[7]	47.5%	48.7%
Euro	33.0	28.3
Japanese Yen	6.8	11.6
British Pound	5.0	4.7
Canadian Dollar	3.1	2.8
Mexican Peso	1.5	1.0
South Korean Won	0.9	0.8
Australian Dollar	0.6	0.6
South African Rand	0.5	0.5
Czech Koruna	0.1	0.1
Polish Zloty	0.1	0.0
Danish Krone	0.0	0.6
Swedish Krona	0.0	0.9

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 9/30/14 and 3/31/14 would have been 48.4% and 55.9%, respectively.

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.58%, 0.20%, 0.75%, 0.70% and 0.45%, respectively. These returns compare to the 0.13% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our currency, cross-sector and country strategies contributed positively to Fund performance. Within our currency strategy, the Fund benefited most from an overweighted position in the U.S. dollar, primarily against emerging market currencies which experienced volatility toward the end of the Reporting Period on slow global economic growth and increasing monetary policy divergence among central banks. Our cross-sector strategy is one in which we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Within our country strategy, an overweight to European peripheral nations versus Germany proved beneficial, as market expectations for easy monetary policy from the European Central Bank (“ECB”) encouraged yield hunting activity in the periphery nations’ markets.

Detracting from the Fund’s performance was our duration strategy and individual issue selection within the emerging markets debt and government/swaps sectors. These strategies reflect any active views we take on these particular sectors. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s sizable exposure to high yield corporate bonds and its modest exposure to agency mortgage-backed securities contributed positively to its performance.

Conversely, individual issue selection within the emerging markets debt sector detracted from performance, primarily as a result of the Fund’s positioning in local Brazilian debt. Issue selection within the government/swaps sector also detracted from performance, driven mainly by a steepening position the Fund held on the U.K. swap yield curve. (A steepening position is a Fund stance based on the belief that the differential between longer-term yields and shorter-term yields would widen. Yield curve represents a spectrum of maturities.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The combined effect of the Fund’s tactical duration and yield curve positioning detracted from results during the Reporting Period. The Fund maintained a short duration on the U.S. Treasury yield curve. Such positioning hurt as rates declined during the Reporting Period while the Fund was positioned in anticipation of rising rates. The decline in rates came in part as a result of mixed economic growth data globally as well as on geopolitical tensions in Ukraine and the Middle East. The 10-year U.S. Treasury yield ended the Reporting

PORTFOLIO RESULTS

Period approximately 23 basis points lower at 2.49%. (A basis point is 1/100th of a percentage point.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. The Fund’s overall positioning remained fairly consistent through the Reporting Period, with the major themes being short duration and an emphasis on growth-sensitive assets and interest rate volatility. That said, global monetary policy divergence, geopolitical risk surrounding Russia and the

Middle East and the sell-off in high yield during the third quarter of 2014 drove the Fund’s prudent reduced risk positioning with more moderate exposures to high yield corporate bond and interest rate volatility for the majority of the Reporting Period. More specifically, the Fund had held a sizable exposure to high yield corporate bonds, which we pared back on strong performance in the second quarter of 2014. We subsequently added back to that exposure following spread, or yield differential, widening that occurred as a result of heightened geopolitical risk and exchange-traded fund outflows late in the third calendar quarter.

Q	How was the Fund positioned at the end of September 2014?

A	At the end of September 2014, the Fund had the majority of its total net assets invested in U.S. government securities, followed at some distance by quasi-government securities, collateralized loan obligations, agency and non-agency mortgage-backed securities, high yield corporate bonds and emerging markets debt. The Fund also maintained exposure at the end of the Reporting Period to commercial mortgage-backed securities, municipal bonds, corporate bank loans, investment grade corporate bonds, asset-backed securities and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had a sizable position in cash at the end of the Reporting Period.

The Fund’s largest duration positions at the end of the Reporting Period were its short duration positions in the U.S. and the U.K. The Fund had more modest short duration positions in Japan and Europe and a modestly long duration position in Canada. The Fund had a short duration overall relative to the LIBOR Index at the end of the Reporting Period.

From a currency perspective, the Fund maintained long currency positions in the U.S. dollar and, to a significantly more modest degree, in the Indian rupee, the Australian dollar, the Norwegian krona, the Japanese yen, the Polish zloty, the Swedish krona and the Mexican peso. The Fund was most short the Swiss franc, the Chinese renminbi, the Singapore dollar, the South Korean won, the Turkish lira, the euro, the New Zealand dollar and the British pound at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.58%	0.13%	1.82%	1.82%
Class C	0.20	0.13	1.15	1.15
Institutional	0.75	0.13	2.23	2.23
Class IR	0.70	0.13	2.14	2.14
Class R	0.45	0.13	1.65	1.65

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Since Inception	Inception Date
Class A	-0.43%	3.59%	6/30/10
Class C	1.67	3.74	6/30/10
Institutional	3.81	4.87	6/30/10
Class IR	3.72	4.76	6/30/10
Class R	3.21	4.25	6/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflect applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	0.91%
Class C	1.66	1.66
Institutional	0.57	0.57
Class IR	0.66	0.66
Class R	1.16	1.16

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

PORTFOLIO RESULTS

Goldman Sachs World Bond Fund

Investment Objective

The Fund seeks total return, emphasizing current income, and, to a lesser extent, capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs World Bond Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.72%, -1.20%, -0.65%, -0.70% and -0.96%, respectively. These returns compare to the -1.00% cumulative total return of the Fund’s benchmark, the Barclays Global Sovereign Fiscal Strength (Gross, USD, Unhedged) Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Primary contributors to the Fund’s performance were our currency and country strategies. Within our currency strategy, positioning in the Swiss franc, New Zealand dollar and Australian dollar contributed the most. Within our country strategy, an overweighted exposure to European rates relative to U.S. rates contributed the most. Overall, the Fund’s favoring of the European peripheral nations versus the core European countries also proved to be beneficial.

Our duration strategy detracted from the Fund’s results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Individual issue selection overall also detracted from results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the emerging markets debt and government/swaps sectors detracted from the Fund’s results during the Reporting Period. Within the emerging markets debt sector, selection of local debt securities was most challenged, particularly in South Korea, Romania and Hungary. In the government/swaps sector, weak relative performance can be attributed to exposure to the short-term segment of the U.K. yield curve.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning detracted from results during the Reporting Period, most especially during May 2014 and August 2014 when U.S. interest rates declined most significantly. Overall, the Fund maintained a shorter duration than the Barclays Index during the Reporting Period, although the Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets.

Within the strategy, the Fund’s short U.S. duration position relative to the Barclays Index hurt most. Its exposure to the intermediate-to-longer-term end of the U.S. yield curve together with its U.K. and Japan yield curve positioning also detracted from results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts. Currency

PORTFOLIO RESULTS

transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies, especially our country strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s exposure to emerging markets debt from an underweighted position at the start of the Reporting Period to an overweighted position in June 2014 and then reduced the position slightly to a more modestly overweighted position by the end of the Reporting Period. We increased the Fund’s exposure to government securities during the Reporting Period but remained underweighted to the sector throughout. In April 2014, we reduced the Fund’s exposure to France to an underweighted position. In May 2014, we moved from a neutral position in the Indian rupee to an overweighted position and shifted from an overweight to an underweight in the Turkish lira. We changed the Fund’s exposure to the U.K. yield curve from an underweight to an overweight in June 2014.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2014?

A	At the end of September 2014, the Fund had an underweighted allocation relative to the Barclays Index in U.S. Treasuries. To a more modest degree, the Fund also had an underweighted exposure relative to the Barclays Index in emerging markets debt. The Fund had a sizable position in cash at the end of the Reporting Period. The Fund had an underweight in foreign sovereign bonds in duration terms relative to the Barclays Index.

From a country perspective, the Fund was overweight relative to the Barclays Index in Italy, Germany and Spain at the end of September 2014. The Fund was underweight relative to the Barclays Index in France, Japan and the emerging markets overall. The Fund was neutral to the Barclays Index in Australia, Canada, Denmark, Ireland, Norway, Sweden, the U.K. and the U.S. at the end of the Reporting Period.

In terms of currencies, the Fund was underweight the Swiss franc and overweight the U.S. dollar compared to the Barclays Index at the end of the Reporting Period. The Fund was neutral to the remaining currency components of the Barclays Index at the end of September 2014.

The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

World Bond Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays Global Sovereign Fiscal Strength Weighted (Gross, USD, Unhedged) Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.72%	-1.00%	1.26%	-5.29%
Class C	-1.20	-1.00	0.56	-6.21
Institutional	-0.65	-1.00	1.66	-5.17
Class IR	-0.70	-1.00	1.52	-5.30
Class R	-0.96	-1.00	1.07	-5.75

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Sovereign Fiscal Strength Weighted (Gross, USD, Unhedged) Index family is a new rules-based alternative weight benchmark offering that uses fundamental measures of fiscal sustainability to depart from market capitalization country weights in existing bond indices. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/14	One Year	Since Inception	Inception Date
Class A	-3.07%	-3.04%	11/30/12
Class C	-1.02	-1.73	11/30/12
Institutional	1.08	-0.72	11/30/12
Class IR	1.01	-0.76	11/30/12
Class R	0.47	-1.33	11/30/12

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	4.99%
Class C	1.71	5.64
Institutional	0.71	4.55
Class IR	0.77	4.61
Class R	1.30	5.14

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

CURRENCY ALLOCATIONS[6]
	Percentage of Net Assets
	as of 9/30/14	as of 3/31/14
Euro	27.3%	32.2%
U.S. Dollar[7]	24.8	10.4
Japanese Yen	5.3	3.0
British Pound	5.0	5.3
Mexican Peso	4.5	4.3
Brazilian Real	3.4	3.4
Russian Ruble	2.8	3.0
Colombian Peso	2.7	3.5
Australian Dollar	2.5	2.6
Canadian Dollar	2.2	2.2
Other Currencies	14.0	13.4

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 9/30/14 and 3/31/14 would have been 28.1% and 26.2%, respectively.

GOLDMAN SACHS BOND FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 26.8%
Automotive – 0.4%
Ford Motor Credit Co. LLC
$375,000	5.000%		05/15/18	$410,254
500,000	5.875		08/02/21	574,583

				984,837

Banks – 7.4%
Abbey National Treasury Services PLC
925,000	4.000		04/27/16	966,592
American Express Co.(a)(b)
500,000	6.800		09/01/66	533,750
Australia & New Zealand Banking Group Ltd.(c)
350,000	4.500		03/19/24	353,009
Banco Nacional de Costa Rica(c)
260,000	6.250		11/01/23	260,650
Bank of America Corp.
625,000	4.125		01/22/24	634,947
575,000	4.000		04/01/24	580,499
300,000	6.250	(a)(b)	09/29/49	297,000
Barclays Bank PLC
425,000	2.500		02/20/19	426,041
Citigroup, Inc.
305,000	6.125		11/21/17	343,502
325,000	6.300	(a)(b)	05/15/49	321,344
Compass Bank
275,000	1.850	(b)	09/29/17	274,937
475,000	5.500		04/01/20	519,094
Credit Agricole SA(a)(b)(c)
225,000	7.875		01/29/49	227,250
Credit Suisse AG(c)
250,000	6.500		08/08/23	271,909
Credit Suisse Group AG(a)(b)(c)
300,000	6.250		12/11/49	290,250
350,000	7.500		12/18/49	367,920
Fifth Third Bancorp
300,000	3.625		01/25/16	310,928
HSBC Holdings PLC(a)(b)
300,000	6.375		12/29/49	298,837
ING Bank NV(a)(b)
700,000	4.125		11/21/23	712,201
Intesa Sanpaolo SPA
475,000	2.375		01/13/17	478,336
1,150,000	3.875		01/16/18	1,196,658
325,000	5.017	(c)	06/26/24	315,700
Lloyds Bank PLC
350,000	2.300		11/27/18	351,372
Macquarie Bank Ltd.(c)
600,000	2.600		06/24/19	599,513
MUFG Capital Finance 1 Ltd.(a)(b)
450,000	6.346		07/29/49	479,250
Northern Rock Asset Management PLC(c)
1,700,000	5.625		06/22/17	1,887,334
PNC Preferred Funding Trust II(a)(b)(c)
800,000	1.457		03/29/49	769,000
Regions Financial Corp.
325,000	5.750		06/15/15	335,358
Royal Bank of Scotland PLC
675,000	2.550		09/18/15	684,770

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Royal Bank of Scotland PLC – (continued)
$300,000	9.500	% (a)(b)	03/16/22	$342,000
Santander Bank NA
400,000	8.750		05/30/18	481,522
Santander Holdings USA, Inc.
270,000	4.625		04/19/16	283,829
Sumitomo Mitsui Financial Group, Inc.(c)
725,000	4.436		04/02/24	742,668

				16,937,970

Brokerage – 0.5%
Morgan Stanley, Inc.
575,000	6.250		08/28/17	644,429
525,000	6.625		04/01/18	600,360

				1,244,789

Chemicals – 0.5%
Ashland, Inc.(b)
225,000	4.750		08/15/22	219,375
Ecolab, Inc.
425,000	3.000		12/08/16	440,829
200,000	5.500		12/08/41	228,938
LyondellBasell Industries NV(b)
300,000	5.000		04/15/19	331,169

				1,220,311

Consumer Cyclical Services(b) – 0.2%
Equinix, Inc.
450,000	7.000		07/15/21	479,250

Consumer Products – 0.3%
Avon Products, Inc.
725,000	4.600		03/15/20	740,414

Electric – 0.7%
Arizona Public Service Co.
375,000	8.750		03/01/19	475,287
Consumers Energy Co.(b)
850,000	3.950		05/15/43	820,943
Puget Sound Energy, Inc.(a)(b)
250,000	6.974		06/01/67	261,875

				1,558,105

Energy – 1.9%
Anadarko Petroleum Corp.
325,000	6.450		09/15/36	395,468
Brazil Minas SPE via State of Minas Gerais
420,000	5.333		02/15/28	415,800
Nexen, Inc.
265,000	6.400		05/15/37	321,542
Pacific Rubiales Energy Corp.(b)(c)
260,000	5.375		01/26/19	261,950
Petrobras Global Finance BV
430,000	4.875		03/17/20	432,197
200,000	6.250		03/17/24	209,060
Petroleos Mexicanos
70,000	5.500		01/21/21	76,661
240,000	6.375	(c)	01/23/45	271,392

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Energy – (continued)
	PTTEP Canada International Finance Ltd.(c)
	$460,000	5.692%		04/05/21	$517,408
	Transocean, Inc.
	625,000	6.500		11/15/20	659,375
	Transportadora de Gas Internacional SA ESP(b)
	330,000	5.700		03/20/22	349,800
	Weatherford International Ltd.
	400,000	9.625		03/01/19	513,686

					4,424,339

	Food & Beverage – 1.3%
	Constellation Brands, Inc.
	50,000	3.750		05/01/21	49,000
	900,000	6.000		05/01/22	981,000
	Pernod-Ricard SA(c)
	525,000	5.750		04/07/21	597,575
	SABMiller Holdings, Inc.(c)
	200,000	4.950		01/15/42	208,127
	Suntory Holdings Ltd.(c)
	550,000	2.550		09/29/19	549,286
	Sysco Corp.(b)
	600,000	3.500		10/02/24	601,559

					2,986,547

	Health Care – Services – 0.2%
	HCA, Inc.
	375,000	7.500		02/15/22	422,813

	Home Construction – 0.7%
	D.R. Horton, Inc.(b)
	450,000	4.375		09/15/22	429,750
	MDC Holdings, Inc.
	500,000	5.625		02/01/20	520,833
	200,000	5.500	(b)	01/15/24	197,018
	375,000	6.000	(b)	01/15/43	344,697

					1,492,298

	Life Insurance – 0.9%
	AIG Life Holdings, Inc.
	425,000	8.500		07/01/30	558,875
	Genworth Holdings, Inc.
	350,000	7.625		09/24/21	424,708
	Teachers Insurance & Annuity Association of America(c)
	420,000	4.900		09/15/44	428,031
	The Northwestern Mutual Life Insurance Co.(c)
	500,000	6.063		03/30/40	619,201

					2,030,815

	Media – Cable – 1.6%
	CCO Holdings LLC/CCO Holdings Capital Corp.(b)
	450,000	5.250		09/30/22	439,875
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
	725,000	3.800		03/15/22	738,741
	Time Warner Cable, Inc.
	850,000	7.300		07/01/38	1,148,355
	375,000	5.500	(b)	09/01/41	419,793

	Corporate Obligations – (continued)
	Media – Cable – 1.6% – (continued)
	Videotron Ltd.
	825,000	5.000		07/15/22	816,750

					3,563,514

	Media – Non Cable – 0.6%
	NBCUniversal Media LLC
	750,000	4.375		04/01/21	816,096
	Nielsen Finance LLC/Nielsen Finance Co.(b)
	525,000	4.500		10/01/20	509,250

					1,325,346

	Metals & Mining – 0.6%
	CITIC Ltd.
	400,000	6.800		01/17/23	460,371
	Glencore Funding LLC(c)
	880,000	2.700		10/25/17	894,683

					1,355,054

	Noncaptive – Financial – 0.4%
	GE Capital Trust I(a)(b)
	458,000	6.375		11/15/67	498,075
	General Electric Capital Corp.
MXN	1,000,000	8.500		04/06/18	82,424
	$175,000	5.875		01/14/38	210,484

					790,983

	Packaging – 0.4%
	Ball Corp.
	225,000	5.000		03/15/22	225,563
	Crown Americas LLC/Crown Americas Capital Corp. IV
	250,000	4.500		01/15/23	236,250
	Sealed Air Corp.(b)(c)
	400,000	8.375		09/15/21	443,000

					904,813

	Pharmaceuticals(c) – 0.2%
	Forest Laboratories, Inc.
	425,000	4.375		02/01/19	448,375

	Pipelines – 1.7%
	El Paso LLC
	500	7.750		01/15/32	612
	Enterprise Products Operating LLC(a)(b)
	775,000	8.375		08/01/66	850,562
	375,000	7.034		01/15/68	423,750
	Kinder Morgan, Inc.(b)(c)
	725,000	5.000		02/15/21	755,813
	Southern Star Central Gas Pipeline, Inc.(c)
	300,000	6.000		06/01/16	317,742
	TransCanada PipeLines Ltd.(a)(b)
	875,000	6.350		05/15/67	892,500
	Williams Partners LP(b)
	625,000	3.900		01/15/25	615,648

					3,856,627

	Property/Casualty Insurance(b) – 0.2%
	American International Group, Inc.
	525,000	4.500		07/16/44	520,316

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trust – 2.1%
American Campus Communities Operating Partnership LP(b)
$800,000	3.750%		04/15/23	$794,347
DDR Corp.
755,000	7.500		04/01/17	858,247
ERP Operating LP(b)
700,000	4.500		07/01/44	693,696
HCP, Inc.
525,000	6.000		01/30/17	579,434
Healthcare Realty Trust, Inc.
550,000	6.500		01/17/17	609,477
Senior Housing Properties Trust(b)
350,000	3.250		05/01/19	352,374
Trust F/1401(c)
300,000	5.250		12/15/24	313,050
WEA Finance LLC/Westfield UK & Europe Finance PLC(b)(c)
500,000	3.750		09/17/24	498,643

				4,699,268

Schools – 0.2%
Rensselaer Polytechnic Institute
350,000	5.600		09/01/20	395,389

Technology – 0.7%
Hewlett-Packard Co.
525,000	3.000		09/15/16	543,450
375,000	2.600		09/15/17	385,148
300,000	2.750		01/14/19	304,241
Tech Data Corp.
400,000	3.750		09/21/17	416,260

				1,649,099

Transportation(c) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
750,000	2.875		07/17/18	767,206

Wireless Telecommunications – 0.4%
American Tower Corp.
300,000	3.400		02/15/19	306,480
Crown Castle International Corp.
575,000	5.250		01/15/23	567,094

				873,574

Wirelines Telecommunications – 2.4%
AT&T, Inc.
550,000	2.950		05/15/16	567,511
Mobile Telesystems OJSC via MTS International Funding Ltd.
100,000	8.625		06/22/20	106,000
Verizon Communications, Inc.
275,000	2.625	(c)	02/21/20	271,377
1,500,000	4.500		09/15/20	1,619,310
1,350,000	5.150		09/15/23	1,489,523
1,150,000	4.150	(b)	03/15/24	1,182,963
266,000	6.550		09/15/43	329,903

				5,566,587

TOTAL CORPORATE OBLIGATIONS
(Cost $59,712,388)				$61,238,639

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – 29.4%
	Adjustable Rate Non-Agency(a) – 1.2%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	1,005,854	0.502%	09/20/66	$1,255,225
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
	218,374	0.382	09/20/66	271,213
	Eurosail Prime-UK PLC Series 2007-PR1X, Class A1
GBP	169,382	0.952	09/13/45	264,495
	Granite Mortgages PLC Series 2003-3, Class 3A
	47,298	0.936	01/20/44	76,601
	Lehman XS Trust Series 2007-4N, Class 1A1
	$221,150	0.285	03/25/47	205,847
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	373,961	1.318	12/25/46	294,643
	Quadrivio Finance Series 2011-1, Class A1
EUR	331,728	0.708	07/25/60	418,518

	TOTAL ADJUSTABLE RATE NON-AGENCY			$2,786,542

	Collateralized Mortgage Obligations – 5.0%
	Inverse Floaters(a) – 0.2%
	FNMA REMIC Series 2010-126, Class LS
	$1,258,740	4.846%	11/25/40	$230,924
	GNMA REMIC Series 2013-113, Class SD
	1,073,785	6.546	08/16/43	172,331

				403,255

	Planned Amortization Class – 0.1%
	FNMA REMIC Series 2005-70, Class PA
	155,179	5.500	08/25/35	173,432

	Sequential Fixed Rate – 2.2%
	FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
	1,500,000	4.317	11/25/19	1,650,863
	FNMA REMIC Series 2011-52, Class GB
	1,025,000	5.000	06/25/41	1,137,313
	FNMA REMIC Series 2012-111, Class B
	150,902	7.000	10/25/42	171,201
	FNMA REMIC Series 2012-153, Class B
	333,268	7.000	07/25/42	377,972
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	1,060,588	2.650	10/29/20	1,088,693
	NCUA Guaranteed Notes Series A4
	600,000	3.000	06/12/19	628,068

				5,054,110

	Sequential Floating Rate(a) – 2.5%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
	225,000	5.791	04/10/49	245,173
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
	1,911,563	0.405	11/25/36	1,059,928
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
	2,878,252	0.435	08/25/36	2,041,411

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
$1,200,000	3.060%	07/25/23	$1,213,355
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
600,000	3.034	10/25/20	620,953
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
124,605	1.355	07/25/24	123,599
FNMA REMIC Series 2011-63, Class FG
346,432	0.605	07/25/41	348,237
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	53,794
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	48,415

			5,754,865

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$11,385,662

Federal Agencies – 23.2%
Adjustable Rate FHLMC(a) – 0.1%
$102,921	2.413%	09/01/35	$109,743

FHLMC – 2.2%
23,148	5.000	05/01/18	24,429
408,870	6.000	08/01/27	461,206
40,305	5.000	08/01/33	44,554
7,657	5.000	09/01/33	8,464
10,793	5.000	10/01/33	11,931
6,984	6.000	12/01/33	8,017
9,111	5.000	11/01/34	10,078
565,753	5.000	12/01/34	625,751
15,280	5.000	07/01/35	16,901
12,849	5.000	11/01/35	14,204
79,236	6.500	08/01/37	89,130
222,092	6.500	10/01/37	249,773
22,728	6.500	09/01/38	25,915
498,416	6.000	01/01/39	561,862
426,557	7.000	02/01/39	485,375
131,353	5.000	03/01/39	144,733
39,230	5.000	05/01/39	43,226
62,083	5.000	04/01/40	68,550
14,382	5.000	08/01/40	15,881
1,782,782	5.500	08/01/40	1,981,304
10,838	5.000	04/01/41	11,993
11,870	5.000	06/01/41	13,135

			4,916,412

FNMA – 19.2%
936,868	3.070	12/01/17	968,947
744,361	2.800	03/01/18	770,441
4,559	6.000	12/01/18	5,147
1,600,000	4.506	06/01/19	1,729,972
56,067	6.000	06/01/21	59,848
69,909	5.000	08/01/23	75,948
38,676	5.500	09/01/23	41,928

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$21,981	5.500%	10/01/23	$23,847
165,021	5.000	02/01/24	177,974
874,500	5.500	05/01/25	926,197
64	6.000	03/01/32	73
97,311	6.000	12/01/32	111,261
1,594	5.000	01/01/33	1,763
2,015	5.500	03/01/33	2,264
161,983	5.500	04/01/33	181,994
267	6.000	05/01/33	305
5,161	5.000	08/01/33	5,723
11,100	5.500	09/01/33	12,469
46,627	5.500	12/01/33	52,387
241	6.000	12/01/33	272
68,959	5.500	02/01/34	77,474
19,378	6.000	02/01/34	22,160
3,666	5.500	03/01/34	4,119
6,577	5.500	04/01/34	7,391
395,342	5.500	05/01/34	444,181
8,007	5.500	09/01/34	8,996
4,241	5.500	10/01/34	4,765
32,792	5.500	11/01/34	36,840
11,695	5.500	12/01/34	13,114
14,168	5.500	02/01/35	15,917
55,069	5.000	04/01/35	61,120
169	6.000	04/01/35	192
9,655	5.500	05/01/35	10,797
3,921	5.500	07/01/35	4,385
628,578	6.000	07/01/35	711,106
2,316	5.500	09/01/35	2,603
235,834	6.000	09/01/35	266,797
6,311	6.000	03/01/36	7,123
8,743	5.500	04/01/36	9,776
13,093	6.000	04/01/36	14,778
162,656	6.000	06/01/36	183,622
68,147	5.500	09/01/36	76,565
159	5.500	02/01/37	178
250	5.500	04/01/37	279
234	5.500	05/01/37	261
47,153	6.000	12/01/37	53,218
23,882	5.500	02/01/38	26,705
2,324	6.000	02/01/38	2,624
382	5.500	03/01/38	426
120,805	6.000	03/01/38	136,351
193,908	6.000	05/01/38	218,885
231	5.500	06/01/38	258
382	5.500	07/01/38	427
393	5.500	08/01/38	439
311	5.500	09/01/38	348
709,456	6.000	10/01/38	800,754
526,877	6.000	11/01/38	594,648
138	5.500	12/01/38	154
119,704	6.000	12/01/38	135,134
834,976	6.000	02/01/39	942,711
281,865	7.000	03/01/39	319,514
27,778	4.500	04/01/39	30,251
6,324	5.500	06/01/39	7,037

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$797,894	6.000%	07/01/39		$900,573
27,632	4.500	08/01/39		30,109
795,593	6.000	09/01/39		897,964
56,465	6.000	10/01/39		63,744
5,690	5.500	11/01/39		6,331
326,123	4.500	12/01/39		355,360
146,743	6.000	01/01/40		165,616
166,187	6.000	10/01/40		187,560
1,417,526	6.000	05/01/41		1,599,830
154,608	4.500	08/01/41		167,139
39,972	4.500	10/01/41		43,193
593,470	3.000	08/01/42		589,784
526,295	3.000	09/01/42		523,029
75,777	3.000	10/01/42		75,312
277,225	3.000	11/01/42		275,433
3,324,840	3.000	12/01/42		3,302,240
2,668,669	3.000	01/01/43		2,651,137
1,145,038	3.000	02/01/43		1,136,914
453,580	3.000	03/01/43		450,656
744,624	3.000	04/01/43		739,494
325,969	3.000	05/01/43		323,915
91,860	3.000	06/01/43		91,238
799,143	3.000	07/01/43		793,493
6,000,000	3.500	TBA-30yr	(d)	6,131,719
10,000,000	4.500	TBA-30yr	(d)	10,762,500
1,000,000	5.000	TBA-30yr	(d)	1,103,594

				43,771,060

GNMA – 1.7%
214,267	3.950	07/15/25		223,376
122,138	5.500	11/15/32		139,148
90,861	5.500	01/15/33		103,417
101,432	5.500	02/15/33		115,450
105,008	5.500	03/15/33		119,519
118,861	5.500	07/15/33		135,288
61,962	5.500	08/15/33		70,525
49,643	5.500	09/15/33		56,503
51,304	5.500	04/15/34		58,344
76,434	5.500	05/15/34		86,922
584,381	5.500	09/15/34		664,561
452,661	5.500	12/15/34		514,769
477,183	5.500	01/15/35		537,828
2,599	5.500	05/15/36		2,912
70,103	5.000	11/15/40		78,052
45,398	2.500	12/20/42		44,015
1,000,000	3.500	TBA-30yr	(d)	1,033,750

				3,984,379

TOTAL FEDERAL AGENCIES				$52,781,594

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $63,304,750)				$66,953,798

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – 3.8%
FFCB
$1,400,000	3.500%	12/20/23	$1,476,955
FHLB
2,400,000	4.625	09/11/20	2,725,946
1,200,000	3.000	09/10/21	1,237,396
400,000	5.375	08/15/24	484,662
FHLMC
400,000	2.375	01/13/22	397,936
FNMA
800,000	6.250	05/15/29	1,080,505
Tennessee Valley Authority
1,200,000	3.875	02/15/21	1,312,798

TOTAL AGENCY DEBENTURES
(Cost $8,264,866)			$8,716,198

Asset-Backed Securities – 10.7%
Collateralized Loan Obligations – 10.5%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(c)
$3,339,578	0.890%	11/01/18	$3,314,598
ACIS CLO Ltd. Series 2013-1A, Class ACOM(a)(c)
2,600,000	1.461	04/18/24	2,505,880
ACIS CLO Ltd. Series 2013-2A, Class A(a)(c)
400,000	0.734	10/14/22	391,804
ACIS CLO Ltd. Series 2013-2A, Class ACOM(a)(c)
2,650,000	1.149	10/14/22	2,593,820
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(a)(c)
1,250,000	1.452	11/21/22	1,234,000
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(a)(c)
749,836	0.477	07/31/21	743,994
OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(c)
2,200,000	1.475	11/22/23	2,159,300
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(c)
1,650,000	1.618	04/17/25	1,625,415
Red River CLO Ltd. Series 1A, Class A(a)(c)
1,494,632	0.510	07/27/18	1,486,634
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(a)(c)
1,850,000	1.775	07/25/26	1,834,830
Westchester CLO Ltd. Series 2007-1X, Class A1A(a)
6,018,982	0.465	08/01/22	5,962,946

			23,853,221

Home Equity(a) – 0.2%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2
7,141	0.955	10/27/32	6,859
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1
5,085	0.815	10/25/32	4,971
Bear Stearns Asset Backed Securities Trust Series 2005-SD4, Class 2A1
245,742	0.955	12/25/42	245,152
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1
1,638	0.775	01/25/32	1,392

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Asset-Backed Securities – (continued)
	Home Equity(a) – (continued)
	First Alliance Mortgage Loan Trust Series 1999-4, Class A2
	$149	0.914%		03/20/31	$128
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	123,802	7.000		09/25/37	123,061
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	52,399	6.827		09/25/37	52,408
	Home Equity Asset Trust Series 2002-1, Class A4
	257	0.755		11/25/32	239
	Renaissance Home Equity Loan Trust Series 2003-2, Class A
	1,600	1.035		08/25/33	1,528
	Renaissance Home Equity Loan Trust Series 2003-3, Class A
	4,706	0.655		12/25/33	4,568

					440,306

	TOTAL ASSET-BACKED SECURITIES
	(Cost $23,266,146)				$24,293,527

	Foreign Debt Obligations – 3.6%
	Sovereign – 3.3%
	Dominican Republic
	DOP500,000	14.500%		02/10/23	$13,117
	$280,000	6.600	(c)	01/28/24	300,300
	191,000	8.625		04/20/27	231,110
	Italy Buoni Poliennali Del Tesoro
EUR	890,000	1.150		05/15/17	1,141,089
	507,293	2.350		09/15/19	708,011
	10,000	4.750	(c)	09/01/44	15,172
	Republic of Argentina(a)
	486,000	0.000		12/15/35	45,424
	$2,925,000	0.000		12/15/35	222,300
	Republic of Colombia
	530,000	4.000		02/26/24	536,625
	Republic of Turkey
	820,000	6.250		09/26/22	902,000
	Spain Government Bond(c)
	EUR10,000	5.150		10/31/44	16,466
	United Mexican States
MXN	9,579,400	0.000	(e)	10/16/14	711,360
	7,051,120	0.000	(e)	12/18/14	521,753
	9,543,780	0.000	(e)	12/24/14	704,761
	2,518,820	0.000	(e)	03/19/15	184,938
	2,128,400	6.500		06/10/21	165,510
	186,400	8.000		12/07/23	15,761
	4,356,000	7.500		06/03/27	355,164
	1,065,300	8.500		05/31/29	93,732
	$660,000	4.750		03/08/44	653,400

					7,537,993

	Supranational – 0.3%
	Inter-American Development Bank
	700,000	1.000		02/27/18	676,739

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $8,421,237)				$8,214,732

Principal Amount		Interest Rate	Maturity Date	Value
	Structured Note – 0.7%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	4,040,464	6.000%	08/15/40	$1,606,358
	(Cost $2,353,781)

	Municipal Debt Obligations – 1.8%
	California – 0.5%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%	04/01/39	$306,222
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	762,368

				1,068,590

	Illinois – 0.3%
	Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	573,895
	Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100	06/01/33	111,671

				685,566

	Ohio – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270	02/15/50	306,780

	Puerto Rico – 0.9%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	30,000	6.000	07/01/38	22,590
	45,000	6.000	07/01/44	33,188
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	20,000	5.750	07/01/37	14,754
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	20,000	5.000	07/01/33	14,205
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750	07/01/41	7,505
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	10,000	5.750	07/01/38	7,683
	10,000	6.000	07/01/39	7,674
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	70,000	5.500	07/01/39	52,317
	20,000	5.000	07/01/41	14,641
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	15,000	5.250	07/01/37	11,288
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	1,375,000	8.000	07/01/35	1,210,028
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	10,000	5.250	07/01/27	7,719
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(e)
	15,000	0.000	08/01/37	2,219
	15,000	0.000	08/01/38	2,097

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
$10,000	5.250%		08/01/27	$8,325
135,000	0.000	(e)	08/01/32	106,223
95,000	5.750		08/01/37	77,570
15,000	6.375		08/01/39	12,610
20,000	6.000		08/01/42	16,045
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
50,000	0.000	(e)	08/01/33	29,246
70,000	5.500		08/01/37	54,865
50,000	5.375		08/01/39	38,151
170,000	5.500		08/01/42	129,849
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
15,000	5.375		08/01/38	11,634
15,000	6.000		08/01/39	12,279
65,000	5.250		08/01/41	47,962
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
15,000	5.000		08/01/43	10,746
15,000	5.250		08/01/43	10,982
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
55,000	5.500		08/01/28	46,464
15,000	6.125		08/01/29	12,754

				2,033,613

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,778,798)				$4,094,549

Government Guarantee Obligations(f) – 2.3%
Hashemite Kingdom of Jordan Government AID Bond
$1,600,000	2.503%		10/30/20	$1,632,000
Israel Government AID Bond
2,000,000	5.500		09/18/23	2,435,511
300,000	5.500		12/04/23	365,519
650,000	5.500		04/26/24	793,843
40,000	5.500		09/18/33	50,799

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,319,306)				$5,277,672

U.S. Treasury Obligations – 19.8%
United States Treasury Bonds
$600,000	3.625%		08/15/43	$648,534
1,900,000	3.750	(g)	11/15/43	2,099,899
3,500,000	3.625	(g)	02/15/44	3,782,625
2,900,000	3.375		05/15/44	2,993,728
United States Treasury Inflation Protected Securities
1,368,458	0.125		01/15/22	1,337,449
409,512	0.375		07/15/23	405,482
1,664,393	0.625		01/15/24	1,673,747
766,718	1.375		02/15/44	820,748

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Notes
$19,200,000	0.500%	06/30/16	$19,211,520
11,500,000	1.000	03/31/17	11,534,615
700,000	2.500	05/15/24	700,427

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $44,633,600)			$45,208,774

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 1.8%
Interest Rate Swaptions
Bank of America Securities LLC Put - OTC - 30 year Interest Rate Swap Strike Price 3.950%
$1,200,000	3.950%	01/29/16	$161,328
Bank of America Securities LLC Call - OTC - 30 year Interest Rate Swap Strike Price 3.950%
1,200,000	3.950	01/29/16	31,638
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.388%
2,100,000	3.388	09/19/16	97,706
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.388%
2,100,000	3.388	09/19/16	74,757
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
2,000,000	2.550	09/28/15	32,467
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
2,000,000	2.550	09/28/15	30,568
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.940%
2,200,000	2.940	09/29/16	50,189
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.940%
2,200,000	2.940	09/29/16	52,615
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 3.018%
2,600,000	3.018	09/26/16	64,476
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 3.018%
2,600,000	3.018	09/26/16	57,469
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 3.780%
2,800,000	3.780	09/26/16	66,654
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 3.963%
1,300,000	3.963	05/07/19	98,139
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 3.963%
1,300,000	3.963	05/07/19	57,336
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.095%
2,000,000	4.095	04/24/19	164,391

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.095%
$2,000,000	4.095%	04/24/19	$80,270
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.113%
5,000,000	4.113	04/16/19	415,628
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.113%
5,000,000	4.113	04/16/19	197,691
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.135%
3,300,000	4.135	04/17/19	277,973
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.135%
3,300,000	4.135	04/17/19	128,608
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.783%
4,300,000	2.783	09/30/15	47,838
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.973%
3,000,000	2.973	09/26/16	70,957
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.973%
3,000,000	2.973	09/26/16	69,091
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.988%
2,000,000	2.988	09/26/16	48,062
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.988%
2,000,000	2.988	09/26/16	45,436
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 3.000%
3,500,000	3.000	09/22/16	85,207
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 3.000%
3,500,000	3.000	09/22/16	78,365
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 3.080%
2,300,000	3.080	09/19/16	60,907
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 3.080%
2,300,000	3.080	09/19/16	47,393
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.413%
3,200,000	3.413	09/19/16	152,772
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.413%
3,200,000	3.413	09/19/16	111,100
JP Morgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.955%
1,500,000	3.955	05/07/19	112,685
JP Morgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.955%
1,500,000	3.955	05/07/19	66,488
JP Morgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 4.105%
2,000,000	4.105	04/29/19	165,350

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JP Morgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 4.105%
$2,000,000	4.105%	04/29/19	$79,896
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.513%
2,000,000	2.513	09/29/15	31,500
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.513%
2,000,000	2.513	09/29/15	31,500
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
1,700,000	2.550	09/28/15	27,597
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
1,700,000	2.550	09/28/15	25,983
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.930%
2,000,000	2.930	09/29/16	46,600
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.930%
2,000,000	2.930	09/29/16	46,600
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.940%
2,000,000	2.940	09/29/16	46,550
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.940%
2,000,000	2.940	09/29/16	46,550
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.950%
4,100,000	2.950	09/26/16	94,670
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.950%
4,100,000	2.950	09/26/16	96,371
Morgan Stanley Capital Services, Inc. Call - OTC - 7 year Interest Rate Swap Strike Price 3.010%
3,400,000	3.010	09/29/15	50,730
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 3.115%
2,300,000	3.115	09/19/16	45,862
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 3.115%
2,300,000	3.115	09/19/16	63,087

TOTAL OPTIONS PURCHASED
(Cost $3,934,102)			$4,035,050

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $222,988,974)			$229,639,297

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 8.1%
Repurchase Agreement – 8.1%
Joint Repurchase Agreement Account II
$18,600,000	0.012%	10/01/14	$18,600,000
(Cost $18,600,000)

TOTAL INVESTMENTS – 108.8%
(Cost $241,588,974)			$248,239,297

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.8)%			(20,104,550)

NET ASSETS – 100.0%			$228,134,747

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $32,470,275, which represents approximately 14.2% of net assets as of September 30, 2014.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $19,031,563 which represents approximately 8.3% of net assets as of September 30, 2014.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,277,672, which represents approximately 2.3% of net assets as of September 30, 2014.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 118.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	GBP/EUR	12/17/14	$227,477	$6,157
	NOK/EUR	12/17/14	226,213	4,615
	USD/EUR	12/17/14	4,506,570	148,173
	USD/JPY	12/17/14	452,654	10,346
	USD/MXN	10/31/14	3,070,057	56,678
	USD/MYR	10/03/14	235,064	3,751
	USD/SEK	11/06/14	231,674	3,400
Barclays Bank PLC	CAD/CHF	12/17/14	224,142	139
	GBP/USD	12/17/14	699,855	3,210
	USD/AUD	12/17/14	660,707	27,138
	USD/BRL	10/24/14	556,075	44,553
	USD/ILS	12/17/14	244,801	16,977
	USD/INR	10/07/14	470,564	7,436
	USD/INR	10/27/14	224,415	3,585
	USD/KRW	10/27/14	339,476	3,274
	USD/NZD	12/17/14	219,957	8,816
	USD/SEK	12/17/14	403,604	6,989
BNP Paribas SA	EUR/PLN	12/17/14	224,481	468
	EUR/USD	12/17/14	457,481	62
	GBP/EUR	12/17/14	230,004	5,367
	USD/AUD	12/17/14	894,173	23,963
	USD/BRL	10/22/14	222,500	6,500
	USD/GBP	12/17/14	455,230	1,745
	USD/MYR	10/20/14	227,338	3,662
	USD/RUB	10/27/14	449,353	7,647
	USD/TRY	12/17/14	221,826	10,824
Citibank NA (London)	CHF/EUR	12/17/14	226,213	678
	GBP/EUR	12/17/14	447,371	2,431
	NOK/EUR	12/17/14	673,584	9,180
	PHP/USD	10/20/14	114,023	23
	USD/CAD	12/17/14	343,116	4,884
	USD/CHF	12/17/14	712,559	14,368
	USD/INR	10/14/14	457,975	8,025
	USD/MYR	10/29/14	276,279	1,071
	USD/NZD	12/17/14	322,844	19,409
	USD/PHP	10/14/14	113,319	2,681
	USD/SGD	12/17/14	375,778	6,294
	USD/TRY	12/17/14	224,512	7,488
	USD/TWD	10/17/14	457,186	4,814
	USD/TWD	10/20/14	456,946	4,054
Credit Suisse International (London)	USD/CHF	12/17/14	768,192	16,004
	USD/RUB	10/02/14	227,058	11,942
Deutsche Bank AG (London)	RUB/USD	11/17/14	56,186	98
	USD/CNH	12/17/14	914,358	3,642
	USD/EUR	12/17/14	226,213	5,642
	USD/GBP	10/22/14	792,023	11,973
	USD/KRW	10/14/14	456,428	9,572
	USD/MXN	12/17/14	451,944	6,056
	USD/MYR	10/07/14	533,696	15,304

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD/NZD	12/17/14	$887,574	$17,835
	USD/PHP	10/14/14	113,342	2,658
	USD/PHP	10/20/14	227,791	3,209
	USD/RUB	10/02/14	56,668	4
	USD/RUB	11/17/14	250,274	17,819
	USD/SEK	12/17/14	436,720	8,283
	USD/TWD	10/20/14	54,662	383
HSBC Bank PLC	GBP/USD	12/17/14	234,905	2,009
	SEK/EUR	12/17/14	458,745	168
	TWD/USD	10/20/14	228,142	142
	USD/BRL	10/27/14	92,433	1,453
	USD/CNH	12/17/14	912,034	966
	USD/GBP	12/17/14	466,570	12,125
	USD/JPY	12/17/14	226,048	4,952
	USD/KRW	10/22/14	67,251	853
	USD/KRW	10/23/14	157,953	2,047
	USD/NZD	12/17/14	322,844	20,632
	USD/SGD	12/17/14	541,449	10,174
	USD/TRY	12/17/14	236,304	11,922
JPMorgan Chase Bank (London)	MXN/USD	12/17/14	228,754	754
	SEK/EUR	12/17/14	845,456	3,079
	USD/EUR	10/30/14	3,424,221	88,308
	USD/EUR	12/17/14	226,213	1,892
	USD/IDR	10/31/14	185,165	3,735
	USD/INR	10/29/14	337,912	4,088
	USD/JPY	12/17/14	772,502	34,814
	USD/MXN	12/17/14	1,179,631	20,569
	USD/RUB	10/20/14	110,941	3,059
	USD/RUB	11/17/14	245,064	15,665
	USD/TRY	12/17/14	446,950	18,050
Morgan Stanley & Co. International PLC	TWD/USD	10/17/14	457,243	243
	USD/AUD	12/17/14	302,454	10,399
	USD/ILS	12/17/14	397,549	24,388
	USD/TRY	12/17/14	224,753	11,212
Royal Bank of Canada	USD/AUD	12/17/14	451,875	1,669
	USD/CAD	12/17/14	1,139,238	9,262
	USD/EUR	10/30/14	197,298	4,523
	USD/INR	10/14/14	539,759	7,058
	USD/JPY	12/17/14	227,268	1,732
Royal Bank of Scotland PLC	USD/EUR	12/17/14	226,213	5,741
	USD/GBP	12/17/14	453,610	2,199
	USD/JPY	12/17/14	223,524	974
	USD/MYR	10/03/14	41,963	875
	USD/TRY	12/17/14	447,776	10,224
Standard Chartered Bank	USD/AUD	12/17/14	807,027	32,854
	USD/CNH	12/17/14	921,001	2,999
	USD/EUR	12/17/14	224,949	6,156
	USD/INR	10/29/14	190,990	1,584
	USD/TRY	12/17/14	216,240	11,096
State Street Bank and Trust	AUD/USD	12/17/14	456,664	2,174
	USD/CHF	12/17/14	717,763	15,726
	USD/JPY	12/17/14	676,177	15,823

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
State Street Bank and Trust (continued)	USD/NZD	12/17/14	$347,678	$21,948
	USD/SEK	12/17/14	403,286	6,071
UBS AG (London)	NZD/USD	12/17/14	454,630	1,389
	USD/BRL	10/14/14	451,172	4,828
	USD/BRL	10/24/14	1,006,995	83,571
	USD/EUR	12/17/14	226,213	1,756
	USD/HUF	12/17/14	349,372	8,718
Westpac Banking Corp.	AUD/USD	12/17/14	682,602	1,732
	USD/AUD	12/17/14	1,092,791	42,366
	USD/EUR	10/30/14	200,065	4,595
	USD/EUR	12/17/14	974,359	23,077
	USD/MYR	10/07/14	164,857	4,783
	USD/MYR	10/20/14	229,470	4,480
	USD/NZD	12/17/14	446,110	27,205
	USD/SGD	12/17/14	472,558	8,915
TOTAL				$1,317,100

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/GBP	12/17/14	$467,074	$(7,065)
	EUR/USD	12/17/14	1,128,538	(18,295)
	HUF/USD	12/17/14	223,754	(4,246)
Barclays Bank PLC	EUR/PLN	12/17/14	459,411	(3,193)
	EUR/USD	12/17/14	226,213	(5,266)
	ILS/USD	12/17/14	103,329	(3,132)
	INR/USD	10/07/14	49,449	(553)
	JPY/USD	12/17/14	222,746	(9,254)
	MYR/USD	10/20/14	182,728	(272)
	MYR/USD	10/29/14	113,212	(788)
	NZD/USD	12/17/14	217,634	(12,904)
	PLN/USD	12/17/14	339,254	(11,148)
	TWD/USD	10/27/14	226,490	(1,510)
BNP Paribas SA	AUD/USD	12/17/14	440,557	(16,752)
	GBP/USD	12/17/14	248,320	(6,319)
	ILS/USD	12/17/14	342,570	(4,430)
	INR/USD	10/14/14	114,057	(1,552)
	PLN/USD	12/17/14	342,009	(7,889)
Citibank NA (London)	AUD/USD	12/17/14	670,412	(13,585)
	EUR/CHF	12/17/14	452,697	(271)
	EUR/GBP	12/17/14	226,468	(2,782)
	IDR/USD	10/31/14	185,165	(7,290)
	ILS/USD	12/17/14	206,782	(5,218)
	MXN/USD	12/17/14	465,024	(6,279)
	MYR/USD	10/03/14	277,026	(892)
	NOK/EUR	12/17/14	458,745	(677)
	NZD/USD	12/17/14	219,183	(8,683)
	PHP/USD	10/29/14	113,564	(436)
Credit Suisse International (London)	EUR/CHF	12/17/14	459,001	(256)
	RUB/USD	10/02/14	224,165	(14,835)
	RUB/USD	10/27/14	442,995	(13,005)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London)	AUD/USD	12/17/14	$441,427	$(17,241)
	EUR/USD	12/17/14	1,362,334	(27,552)
	IDR/USD	11/03/14	227,630	(370)
	PHP/USD	10/20/14	227,849	(151)
	RUB/USD	10/02/14	59,561	(3,127)
HSBC Bank PLC	EUR/USD	12/17/14	449,899	(6,123)
	MXN/USD	12/17/14	460,630	(5,851)
	RUB/USD	10/17/14	111,679	(3,321)
	SGD/USD	12/17/14	452,218	(3,782)
	USD/GBP	12/17/14	464,950	(1,495)
JPMorgan Chase Bank (London)	EUR/GBP	12/17/14	466,365	(12,675)
	EUR/NOK	12/17/14	458,802	(6,376)
	JPY/USD	12/17/14	901,321	(21,679)
	MXN/USD	10/31/14	416,563	(5,745)
	MYR/USD	10/07/14	967,637	(17,248)
	MYR/USD	10/20/14	113,597	(403)
	RUB/USD	11/17/14	210,081	(8,624)
	SEK/USD	12/17/14	456,763	(8,237)
	TRY/USD	12/17/14	223,239	(4,761)
	USD/MXN	12/17/14	686,487	(1,487)
Morgan Stanley & Co. International PLC	AUD/USD	12/17/14	444,039	(16,997)
	BRL/USD	10/14/14	88,129	(3,852)
	BRL/USD	10/27/14	223,143	(4,857)
	CHF/USD	12/17/14	226,154	(4,846)
	EUR/CHF	12/17/14	447,726	(355)
	EUR/HUF	12/17/14	115,925	(2,187)
	EUR/USD	12/17/14	1,362,966	(7,144)
	KRW/USD	10/27/14	223,614	(4,386)
Royal Bank of Canada	CAD/USD	11/06/14	378,413	(7,142)
	CAD/USD	12/17/14	1,211,950	(19,944)
	EUR/USD	12/17/14	456,218	(8,580)
	GBP/USD	12/17/14	447,130	(7,221)
	JPY/USD	12/17/14	444,202	(20,798)
	MXN/USD	12/17/14	930,081	(17,986)
Royal Bank of Scotland PLC	NZD/USD	12/17/14	217,634	(9,321)
	TRY/USD	12/17/14	1,120,981	(36,004)
	USD/TRY	12/17/14	228,831	(831)
Standard Chartered Bank	CNH/USD	12/17/14	924,973	(5,027)
	INR/USD	10/07/14	192,190	(1,199)
	INR/USD	10/14/14	2,837,661	(31,339)
	JPY/USD	12/17/14	1,009,904	(36,096)
	KRW/USD	10/14/14	227,866	(134)
	MXN/USD	12/17/14	724,382	(15,673)
	PLN/USD	12/17/14	320,796	(10,171)
	TRY/USD	12/17/14	224,710	(4,290)
State Street Bank and Trust	AUD/USD	12/17/14	222,890	(4,832)
	EUR/GBP	12/17/14	234,087	(4,083)
	EUR/USD	12/17/14	456,218	(9,981)
	GBP/USD	12/17/14	458,470	(6,108)
	JPY/USD	12/17/14	791,389	(6,611)
UBS AG (London)	BRL/USD	10/14/14	436,839	(28,161)
	CHF/USD	12/17/14	225,956	(5,044)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
UBS AG (London) (continued)	INR/USD	10/07/14	$228,925	$(3,755)
	PLN/USD	12/17/14	343,223	(7,076)
	RUB/USD	11/17/14	243,834	(13,955)
Westpac Banking Corp.	AUD/USD	12/17/14	1,333,859	(36,209)
	NZD/USD	12/17/14	1,043,991	(46,472)
TOTAL				$(793,692)

FORWARD SALES CONTRACTS — At September 30, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(d)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $8,834,688)	3.000%	TBA-30yr	10/14/14	$(9,000,000)	$(8,869,922)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(83)	December 2016	$(16,462,861)	$7,823
Eurodollars	(155)	March 2017	(37,810,313)	42,058
Eurodollars	(131)	June 2017	(31,893,587)	46,331
Eurodollars	(85)	September 2017	(20,662,437)	44,259
French 10 Year Government Bonds	(7)	December 2014	(1,270,945)	(12,226)
Italian 10 Year Government Bonds	11	December 2014	1,812,831	18,144
Ultra Long U.S. Treasury Bonds	(34)	December 2014	(5,185,000)	72,279
10 Year German Euro-Bund	5	December 2014	945,393	3,136
10 Year U.K. Long Gilt	(13)	December 2014	(2,384,420)	(10,449)
2 Year U.S. Treasury Notes	408	December 2014	89,288,250	(11,233)
5 Year U.S. Treasury Notes	(73)	December 2014	(8,632,820)	7,894
10 Year U.S. Treasury Notes	14	December 2014	1,744,969	4,913
20 Year U.S. Treasury Bonds	133	December 2014	18,341,531	(176,457)
TOTAL				$36,472

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	50,630	01/16/24	3 month KWCDC	3.445%	$(3,152)
Barclays Bank PLC	MYR	380	08/14/23	3 month KLIBOR	4.485	(1,653)
Citibank NA		1,220	11/19/18	3 month KLIBOR	3.915	586
	KRW	2,257,900	08/08/23	3 month KWCDC	3.450	(136,930)
		231,040	08/16/23	3 month KWCDC	3.485	(14,671)
	MYR	775	11/15/23	3 month KLIBOR	4.450	(2,514)
	KRW	129,770	01/10/24	3 month KWCDC	3.475	(8,408)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG	BRL	2,260	01/02/17	12.650%	1 month Brazilian Interbank Deposit Average	$15,947
	MYR	1,100	11/14/18	3 month KLIBOR	3.880%	963
		330	08/14/23	3 month KLIBOR	4.490	(1,473)
	KRW	128,620	01/08/24	3 month KWCDC	3.470	(8,287)
JPMorgan Securities, Inc.		291,170	08/19/23	3 month KWCDC	3.563	(20,229)
	MYR	420	09/26/23	3 month KLIBOR	4.330	(174)
	KRW	257,820	01/07/24	3 month KWCDC	3.471	(16,636)
		67,770	01/13/24	3 month KWCDC	3.465	(4,338)
		133,720	01/15/24	3 month KWCDC	3.445	(8,328)
		163,440	01/16/24	3 month KWCDC	3.457	(10,329)
		224,325	01/17/24	3 month KWCDC	3.440	(13,872)
		308,990	01/27/24	3 month KWCDC	3.383	(17,629)
Morgan Stanley & Co. International PLC	MYR	1,440	11/20/18	3 month KLIBOR	3.934	413
	KRW	225,810	08/16/23	3 month KWCDC	3.485	(14,360)
		115,670	01/09/24	3 month KWCDC	3.455	(7,311)
TOTAL						$(272,385)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$32,200		03/19/16	0.750%	3 month LIBOR	$63	$99,745
	1,700	(a)	02/01/17	3 month LIBOR	1.625%	(419)	919
	6,200	(a)	08/04/17	3 month LIBOR	2.195	(5,974)	3,942
GBP	2,970	(a)	09/12/17	6 month GBP	2.250	6,549	(8,170)
EUR	3,360	(a)	12/17/19	1.000	6 month EURO	102,554	6,297
	$6,200	(a)	12/17/19	3 month LIBOR	2.250	(54,051)	737
SEK	28,700	(a)	12/17/19	3 month STIBOR	1.250	(34,973)	9,145
NZD	5,520	(a)	12/17/19	4.500	3 month NZDOR	(12,260)	29,470
AUD	3,630	(a)	12/17/19	6 month AUDOR	3.750	(35,486)	(19,118)
	$1,600	(a)	10/02/20	2.532	3 month LIBOR	8	—
GBP	1,090	(a)	02/05/21	2.840	6 month GBP	(8,838)	36,842
	$9,500	(a)	08/04/21	3.025	3 month LIBOR	38,467	13,196
GBP	3,020	(a)	09/12/21	2.680	6 month GBP	(39,245)	44,933
	$5,700	(a)	12/17/21	3 month LIBOR	2.500	(13,545)	(18,067)
	1,400	(a)	10/01/22	2.760	3 month LIBOR	11	(1,280)
JPY	139,170	(a)	12/19/23	1.250	6 month JYOR	19,464	2,847
SEK	6,380	(a)	12/19/23	3 month STIBOR	3.500	(61,991)	15,546
CAD	4,320	(a)	12/19/23	4.000	6 month CDOR	109,033	33,279
	$3,735	(a)	12/19/23	4.500	3 month LIBOR	138,454	42,206
AUD	280	(a)	12/19/23	6 month AUDOR	5.500	(10,588)	(594)
CHF	2,350	(a)	12/19/23	6 month CHFOR	2.500	(159,074)	8,433

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	3,510	(a)	12/19/23	6 month EURO	3.250%	$(507,573)	$165,221
GBP	680	(a)	12/19/23	6 month GBP	3.750	(38,754)	1,608
	$5,100	(a)	01/30/24	4.252%	3 month LIBOR	5,990	182,542
AUD	2,580	(a)	09/17/24	4.500	6 month AUDOR	(9,193)	12,832
GBP	1,650	(a)	09/17/24	6 month GBP	3.250	(11,197)	(11,795)
	$30,220	(a)	12/17/24	3 month LIBOR	3.000	(841,814)	104,205
SEK	2,830	(a)	12/17/24	3 month STIBOR	1.750	441	1,224
CAD	1,060	(a)	12/17/24	3.000	6 month CDOR	43,547	(14,822)
AUD	1,090	(a)	12/17/24	4.500	6 month AUDOR	38,519	11,369
NZD	3,260	(a)	12/17/24	5.000	3 month NZDOR	55,201	26,092
EUR	1,200	(a)	12/17/24	6 month EURO	2.000	(132,495)	12,746
GBP	1,210	(a)	12/17/24	6 month GBP	3.000	(78,927)	(1,628)
JPY	183,030	(a)	12/17/24	6 month JYOR	0.750	(16,327)	5,362
NOK	14,510	(a)	12/18/24	3 month NIBOR	3.500	(18,799)	(13,224)
GBP	2,000	(a)	12/18/24	3.250	6 month GBP	16,272	8,446
EUR	2,700	(a)	12/18/24	6 month EURO	2.000	5,151	(16,790)
JPY	1,828,000	(a)	05/09/25	6 month JYOR	1.650	23,487	(164,726)
	$5,100	(a)	08/04/26	3 month LIBOR	3.409	(34,960)	(42,221)
GBP	1,640	(a)	09/12/26	6 month GBP	2.980	25,521	(42,103)
	$1,000	(a)	09/28/26	3.280	3 month LIBOR	8	1,345
JPY	1,121,000	(a)	05/09/27	1.880	6 month JYOR	(22,230)	182,967
	$7,800	(a)	12/17/29	3.250	3 month LIBOR	254,414	(22,541)
GBP	600	(a)	02/05/36	6 month GBP	3.500	5,190	(79,331)
	$1,600	(a)	01/30/39	3 month LIBOR	4.370	(58,030)	(110,722)
	1,290	(a)	12/17/44	3.500	3 month LIBOR	42,527	26,437
GBP	1,200	(a)	12/17/44	6 month GBP	3.250	(122,527)	(20,518)
	TOTAL					$(1,398,399)	$502,283

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 4.250%, 10/28/14	$100	(1.000)%	06/20/19	0.809%	$(589)	$(303)
Barclays Bank PLC		270	(1.000)	03/20/19	0.760	(940)	(1,921)
Citibank NA		3080	(1.000)	03/20/19	0.760	(12,861)	(19,771)
		4,940	(1.000)	06/20/19	0.809	(22,915)	(21,106)
JPMorgan Securities, Inc.		270	(1.000)	03/20/19	0.760	(847)	(2,013)
		120	(1.000)	06/20/19	0.809	(766)	(303)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$2,425	1.000%	06/20/16	0.227%	$1,191	$31,913
TOTAL						$(37,727)	$(13,504)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 22	$14,375	(1.000)%	06/20/19	0.644%	$(234,784)	$260

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 30.5%
Automotive – 0.6%
Ford Motor Credit Co. LLC
$5,250,000	5.875%		08/02/21	$6,033,124

Banks – 9.4%
American Express Co.(a)(b)
2,125,000	6.800		09/01/66	2,268,438
Australia & New Zealand Banking Group Ltd.(c)
1,475,000	4.500		03/19/24	1,487,679
Bank of America Corp.
3,225,000	4.125		01/22/24	3,276,328
2,300,000	4.000		04/01/24	2,321,997
Bank of Scotland PLC(c)
400,000	5.250		02/21/17	437,145
Barclays Bank PLC
2,200,000	2.500		02/20/19	2,205,389
BB&T Corp.(b)
2,025,000	1.600		08/15/17	2,017,763
CBA Capital Trust II(a)(b)(c)
4,140,000	6.024		12/31/49	4,336,650
Citigroup, Inc.
1,000,000	3.375		03/01/23	983,147
Compass Bank
875,000	1.850	(b)	09/29/17	874,801
1,000,000	2.750	(b)	09/29/19	998,588
1,950,000	5.500		04/01/20	2,131,015
Credit Suisse AG(c)
1,475,000	6.500		08/08/23	1,604,264
Credit Suisse New York
1,475,000	2.300		05/28/19	1,461,411
HSBC Holdings PLC(a)(b)
1,325,000	6.375		12/29/49	1,319,861
ING Bank NV(a)(b)
3,650,000	4.125		11/21/23	3,713,620
Intesa Sanpaolo SPA
3,400,000	3.125		01/15/16	3,476,514
1,375,000	2.375		01/13/17	1,384,658
3,850,000	3.875		01/16/18	4,006,203
1,550,000	5.017	(c)	06/26/24	1,505,647
Lloyds Bank PLC
1,575,000	2.300		11/27/18	1,581,173
Macquarie Bank Ltd.(c)
2,350,000	2.600		06/24/19	2,348,094
Nordea Bank AB(a)(b)(c)
1,500,000	6.125		12/29/49	1,470,000
Northern Rock Asset Management PLC(c)
8,900,000	5.625		06/22/17	9,880,746
PNC Preferred Funding Trust II(a)(b)(c)
3,200,000	1.457		03/29/49	3,076,000
Regions Bank
1,575,000	7.500		05/15/18	1,836,037
Regions Financial Corp.
3,475,000	5.750		06/15/15	3,585,755
Resona Preferred Global Securities Ltd.(a)(b)(c)
3,650,000	7.191		12/31/49	3,805,125
Royal Bank of Scotland PLC
2,825,000	2.550		09/18/15	2,865,889
1,025,000	9.500	(a)(b)	03/16/22	1,168,500

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Santander Bank NA
$975,000	8.750%	05/30/18	$1,173,710
Santander Holdings USA, Inc.(b)
1,400,000	3.000	09/24/15	1,425,121
Santander UK PLC(c)
1,125,000	5.000	11/07/23	1,180,450
Sparebank 1 Boligkreditt AS(c)
9,900,000	2.625	05/26/17	10,179,758
600,000	1.750	11/15/20	583,913
Sumitomo Mitsui Financial Group, Inc.(c)
2,950,000	4.436	04/02/24	3,021,889
SunTrust Banks, Inc.(b)
2,450,000	3.600	04/15/16	2,543,393
Synchrony Financial(b)
575,000	1.875	08/15/17	575,813
1,900,000	3.000	08/15/19	1,904,094
Wells Fargo & Co.(a)(b)
4,175,000	5.900	06/15/49	4,253,281

			100,269,859

Brokerage – 0.6%
Morgan Stanley, Inc.
5,625,000	6.625	04/01/18	6,432,421

Chemicals – 0.6%
Ecolab, Inc.
2,650,000	1.450	12/08/17	2,626,437
975,000	5.500	12/08/41	1,116,074
LyondellBasell Industries NV(b)
1,188,000	5.000	04/15/19	1,311,428
Monsanto Co.(b)
1,725,000	4.400	07/15/44	1,698,078

			6,752,017

Consumer Products – 0.6%
Avon Products, Inc.
3,425,000	4.600	03/15/20	3,497,820
Kimberly-Clark Corp.
3,125,000	3.700	06/01/43	2,887,888

			6,385,708

Diversified Manufacturing(b) – 0.1%
Amphenol Corp.
1,225,000	3.125	09/15/21	1,225,021

Electric – 0.6%
Florida Power & Light Co.(b)
2,132,000	4.125	02/01/42	2,135,317
Puget Sound Energy, Inc.(a)(b)
1,180,000	6.974	06/01/67	1,236,050
Ruwais Power Co. PJSC(c)
740,000	6.000	08/31/36	828,800
Southern California Edison Co.(b)
1,950,000	4.050	03/15/42	1,916,596

			6,116,763

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – 2.2%
Anadarko Petroleum Corp.
$1,350,000	6.450%		09/15/36	$1,642,715
BG Energy Capital PLC(a)(b)
3,375,000	6.500		11/30/72	3,669,272
Dolphin Energy Ltd.(c)
1,080,625	5.888		06/15/19	1,188,687
1,760,000	5.500		12/15/21	1,971,376
Gazprom Neft OAO Via GPN Capital SA
400,000	4.375		09/19/22	343,000
Nexen, Inc.
1,069,000	6.400		05/15/37	1,297,087
Petrobras Global Finance BV
2,770,000	4.875		03/17/20	2,784,155
490,000	6.250		03/17/24	512,197
Petroleos Mexicanos(c)
1,180,000	6.375		01/23/45	1,334,344
PTTEP Canada International Finance Ltd.(c)
1,990,000	5.692		04/05/21	2,238,352
Transocean, Inc.
2,645,000	6.500		11/15/20	2,790,474
Transportadora de Gas Internacional SA ESP(b)
1,020,000	5.700		03/20/22	1,081,200
Weatherford International Ltd.
1,921,000	9.625		03/01/19	2,466,979

				23,319,838

Food & Beverage – 1.0%
Pernod-Ricard SA(c)
5,425,000	4.450		01/15/22	5,732,907
SABMiller Holdings, Inc.(c)
775,000	4.950		01/15/42	806,494
Suntory Holdings Ltd.(c)
2,550,000	2.550		09/29/19	2,546,690
Sysco Corp.(b)
1,550,000	2.350		10/02/19	1,551,422

				10,637,513

Health Care – Medical Products – 0.1%
DENTSPLY International, Inc.
1,550,000	2.750		08/15/16	1,588,035

Health Care – Services – 0.3%
Express Scripts Holding Co.
3,475,000	3.125		05/15/16	3,590,270

Home Construction – 0.3%
MDC Holdings, Inc.
1,950,000	5.625		02/01/20	2,031,249
1,575,000	6.000	(b)	01/15/43	1,447,725

				3,478,974

Life Insurance – 0.7%
Genworth Financial, Inc.
875,000	8.625		12/15/16	1,004,828
Genworth Holdings, Inc.
625,000	7.200		02/15/21	737,633
Teachers Insurance & Annuity Association of America(c)
1,760,000	4.900		09/15/44	1,793,657

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Life Insurance – (continued)
The Northwestern Mutual Life Insurance Co.(c)
$3,100,000	6.063%		03/30/40	$3,839,046

				7,375,164

Media – Cable – 1.1%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4,325,000	3.800		03/15/22	4,406,970
Time Warner Cable, Inc.
3,377,000	7.300		07/01/38	4,562,346
725,000	5.875	(b)	11/15/40	848,069
1,594,000	5.500	(b)	09/01/41	1,784,402

				11,601,787

Media – Non Cable – 0.4%
NBCUniversal Media LLC
3,850,000	4.375		04/01/21	4,189,292

Metals & Mining(c) – 0.7%
Glencore Funding LLC
5,025,000	2.700		10/25/17	5,108,842
2,400,000	2.500		01/15/19	2,349,408

				7,458,250

Noncaptive – Financial – 0.8%
GE Capital Trust I(a)(b)
1,475,000	6.375		11/15/67	1,604,063
General Electric Capital Corp.
2,625,000	5.875		01/14/38	3,157,256
International Lease Finance Corp.
4,000,000	5.750		05/15/16	4,160,000

				8,921,319

Pharmaceuticals(c) – 0.2%
Forest Laboratories, Inc.
1,975,000	4.375		02/01/19	2,083,625

Pipelines – 1.3%
Enterprise Products Operating LLC(a)(b)
4,100,000	8.375		08/01/66	4,499,750
1,350,000	7.000		06/01/67	1,410,750
Tennessee Gas Pipeline Co.
1,450,000	8.375		06/15/32	1,916,822
TransCanada PipeLines Ltd.(a)(b)
3,200,000	6.350		05/15/67	3,264,000
Williams Partners LP(b)
2,550,000	3.900		01/15/25	2,511,844

				13,603,166

Property/Casualty Insurance – 0.6%
American International Group, Inc.(b)
5,000,000	4.500		07/16/44	4,955,392
Arch Capital Group Ltd.
1,200,000	7.350		05/01/34	1,608,769

				6,564,161

Real Estate Investment Trusts – 3.4%
American Campus Communities Operating Partnership LP(b)
3,175,000	3.750		04/15/23	3,152,563

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
Camden Property Trust
$3,575,000	5.700%		05/15/17	$3,941,241
CBL & Associates LP(b)
1,675,000	5.250		12/01/23	1,793,324
DDR Corp.
4,155,000	7.500		04/01/17	4,723,199
ERP Operating LP(b)
2,825,000	4.500		07/01/44	2,799,557
HCP, Inc.
1,500,000	6.300		09/15/16	1,646,282
2,950,000	6.000		01/30/17	3,255,867
Health Care REIT, Inc.
2,125,000	2.250		03/15/18	2,140,484
1,557,000	4.125	(b)	04/01/19	1,659,726
Healthcare Trust of America Holdings LP(b)
2,275,000	3.700		04/15/23	2,216,758
Kilroy Realty LP
1,125,000	5.000		11/03/15	1,174,523
2,375,000	6.625		06/01/20	2,793,077
1,500,000	3.800	(b)	01/15/23	1,493,740
Senior Housing Properties Trust(b)
1,425,000	3.250		05/01/19	1,434,668
WEA Finance LLC/Westfield UK & Europe Finance PLC(b)(c)
2,300,000	3.750		09/17/24	2,293,760

				36,518,769

Schools – 0.4%
Rensselaer Polytechnic Institute
4,200,000	5.600		09/01/20	4,744,673

Technology – Hardware – 0.4%
Hewlett-Packard Co.
2,775,000	3.000		09/15/16	2,872,519
1,425,000	2.600		09/15/17	1,463,562

				4,336,081

Telecommunications – Cellular(c) – 0.2%
ENTEL Chile SA
1,800,000	4.875		10/30/24	1,848,960

Tobacco(c) – 0.5%
Imperial Tobacco Finance PLC
4,920,000	2.050		02/11/18	4,900,084

Transportation(c) – 0.5%
ERAC USA Finance LLC
3,525,000	2.350		10/15/19	3,504,784
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,425,000	4.250		01/17/23	1,465,279

				4,970,063

Wirelines Telecommunications – 2.9%
AT&T, Inc.
2,550,000	2.950		05/15/16	2,631,189
Telefonica Emisiones SAU
2,300,000	3.192		04/27/18	2,373,907
1,450,000	5.462		02/16/21	1,613,100
Verizon Communications, Inc.
6,181,000	2.625	(c)	02/21/20	6,099,565
3,300,000	4.500		09/15/20	3,562,482

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Wirelines Telecommunications – (continued)
	Verizon Communications, Inc. – (continued)
	$11,875,000	5.150%	09/15/23	$13,102,289
	1,050,000	4.150 (b)	03/15/24	1,080,097

				30,462,629

	TOTAL CORPORATE OBLIGATIONS
	(Cost $315,083,073)			$325,407,566

	Mortgage-Backed Obligations – 31.9%
	Adjustable Rate Non-Agency(a) – 2.6%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$2,386,383	0.573%	09/20/66	$2,349,797
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	1,000,433	0.453	09/20/66	980,403
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	2,138,005	0.473	09/20/66	2,097,020
	Granite Master Issuer PLC Series 2005-4, Class A6
GBP	1,894,129	0.749	12/20/54	3,060,325
	Granite Master Issuer PLC Series 2006-1X, Class A7
	2,446,583	0.749	12/20/54	3,951,637
	Granite Master Issuer PLC Series 2006-3, Class A4
	$4,064,486	0.234	12/20/54	4,043,757
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	2,091,434	0.294	12/20/54	2,081,780
	Granite Master Issuer PLC Series 2007-2, Class 4A2
GBP	485,173	0.726	12/17/54	783,603
	Granite Mortgages PLC Series 2003-3, Class 3A
	299,555	0.936	01/20/44	485,141
	Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
	$944,467	0.393	01/19/36	616,075
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	293,916	0.472	09/21/38	387,701
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A
GBP	192,822	0.833	12/21/37	328,979
	Leek Finance PLC Series 2017X, Class A2C
EUR	417,781	0.492	12/21/37	556,028
	Leek Finance PLC Series 2018X, Class A2B
	$2,008,426	0.490	09/21/38	2,096,765
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	1,488,372	0.968	12/25/46	1,141,433
	Sequoia Mortgage Trust Series 2003-4, Class 1A2
	976,913	0.987	07/20/33	924,190
	Thrones PLC Series 2013-1, Class A
GBP	900,025	2.028	07/20/44	1,485,378
	Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
	$69,651	2.437	02/25/33	69,690

	TOTAL ADJUSTABLE RATE NON-AGENCY			$27,439,702

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – 2.2%
Interest Only(a)(d) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X
$257,696	0.000%	11/25/32	$—
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
818,118	0.000	07/25/33	1
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
1,047,206	0.000	08/25/33	1

			2

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
49,527	25.988	10/16/31	75,180
GNMA Series 2001-51, Class SA
93,173	31.834	10/16/31	153,855
GNMA Series 2001-51, Class SB
96,290	25.988	10/16/31	154,651
GNMA Series 2002-13, Class SB
124,249	36.850	02/16/32	198,822

			582,508

Planned Amortization Class – 0.0%
FHLMC REMIC Series 2639, Class UL
365	4.750	03/15/22	365
FNMA REMIC Series 2003-134, Class ME
44,191	4.500	06/25/33	46,455
FNMA REMIC Series 2004-64, Class BA
29,654	5.000	03/25/34	30,658

			77,478

Sequential Fixed Rate – 2.1%
FHLMC REMIC Series 2755, Class ZA
1,111,399	5.000	02/15/34	1,220,203
FHLMC REMIC Series 4273, Class PD
3,305,830	6.500	11/15/43	3,808,356
FNMA REMIC Series 2011-52, Class GB
2,400,000	5.000	06/25/41	2,662,976
FNMA REMIC Series 2011-99, Class DB
2,125,000	5.000	10/25/41	2,366,750
FNMA REMIC Series 2012-111, Class B
653,908	7.000	10/25/42	741,870
FNMA REMIC Series 2012-153, Class B
1,888,516	7.000	07/25/42	2,141,840
NCUA Guaranteed Notes Series 2010-C1, Class APT
6,083,692	2.650	10/29/20	6,244,910
NCUA Guaranteed Notes Series 2010-R1, Class 2A
256,237	1.840	10/07/20	257,328
NCUA Guaranteed Notes Series A4
3,500,000	3.000	06/12/19	3,663,732

			23,107,965

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$23,767,953

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 2.8%
Sequential Fixed Rate – 1.7%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
$800,000	2.373%	05/25/22	$783,084
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
1,431,320	2.779	09/25/22	1,467,772
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
6,000,000	5.156	02/15/31	6,210,887
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
9,000,000	5.509	04/15/47	9,622,447

			18,084,190

Sequential Floating Rate(a) – 1.1%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
10,466,861	6.047	12/10/49	11,661,476

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$29,745,666

Federal Agencies – 24.3%
Adjustable Rate FNMA(a) – 1.0%
$11,543	2.340%	06/01/33	$12,258
1,768,965	2.207	07/01/34	1,879,670
4,131,102	2.113	09/01/34	4,363,472
3,129,160	2.358	05/01/35	3,334,210
626,210	1.881	06/01/35	657,015

			10,246,625

FHLMC – 0.9%
4	7.000	10/01/14	4
141	7.000	05/01/15	142
1,661	8.000	07/01/15	1,681
1,581	7.000	02/01/16	1,599
2,891	7.000	03/01/16	2,913
45,740	7.500	05/01/16	47,194
665	5.000	01/01/17	702
5,064	5.000	02/01/17	5,342
4,541	5.000	03/01/17	4,791
330	5.000	04/01/17	348
30,120	5.000	09/01/17	31,779
80,751	5.000	10/01/17	85,201
336	7.000	10/01/17	354
52,877	5.000	11/01/17	55,790
22,930	5.000	12/01/17	24,192
31,263	5.000	01/01/18	32,962
80,016	5.000	02/01/18	84,325
56,036	5.000	03/01/18	59,150
40,115	5.000	04/01/18	42,357
25,123	5.000	05/01/18	26,549
18,624	5.000	06/01/18	19,686
38,345	5.000	07/01/18	40,607
11,928	5.000	08/01/18	12,616
61,235	4.500	09/01/18	64,572
5,239	5.000	10/01/18	5,563

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$10,414	5.000%	11/01/18	$11,057
106,517	5.000	06/01/19	113,697
152,172	5.000	05/01/23	167,867
427,133	4.500	10/01/23	460,883
61,365	5.500	10/01/25	68,129
78,275	5.500	11/01/25	86,904
11,143	7.000	06/01/26	12,184
21,761	7.500	12/01/30	23,866
31,777	7.500	01/01/31	37,031
801,466	5.500	03/01/33	899,150
35,529	5.000	10/01/33	39,276
90,316	6.500	10/01/33	103,437
1,004	5.500	12/01/33	1,126
32,135	5.500	09/01/34	36,051
3,009	5.500	12/01/34	3,375
3,009	5.500	03/01/35	3,360
6,231	5.000	04/01/35	6,888
52,691	5.000	07/01/35	58,279
104,172	5.500	11/01/35	116,346
274,772	5.000	12/01/35	303,741
614	5.500	02/01/36	685
125,195	5.500	06/01/36	139,806
118,485	5.500	08/01/37	131,651
534,969	5.000	01/01/38	589,042
295,876	5.500	03/01/38	328,823
113,971	5.500	04/01/38	126,636
166,835	5.500	08/01/38	185,413
4,041	5.500	09/01/38	4,490
6,635	6.500	09/01/38	7,565
19,301	5.500	11/01/38	21,670
31,645	5.500	12/01/38	35,338
1,504,826	5.000	01/01/39	1,658,109
1,777,322	7.000	02/01/39	2,022,398
10,041	5.500	03/01/39	11,293
401,503	5.000	06/01/39	442,400
12,968	5.500	10/01/39	14,585
24,417	5.500	03/01/40	27,130
62,012	5.500	06/01/40	68,918
42,735	5.000	08/01/40	47,187
10,013	4.500	11/01/40	10,809
32,202	5.000	04/01/41	35,636
35,269	5.000	06/01/41	39,029

			9,151,679

FNMA – 21.5%
1,011,082	7.040	08/01/15	1,042,873
21,282	8.500	10/01/15	21,766
711	7.000	01/01/16	722
4,652,259	2.800	03/01/18	4,815,256
2,858,849	3.740	05/01/18	3,051,101
3,480,000	3.840	05/01/18	3,727,369
58,827	5.000	06/01/18	62,274
542,701	4.500	07/01/18	573,737
32,121	4.500	08/01/18	33,958
4,746	6.000	08/01/18	5,358
950	6.500	10/01/18	1,075

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$9,000,000	4.506%	06/01/19	$9,731,092
2,169,770	3.416	10/01/20	2,288,617
1,522,263	3.632	12/01/20	1,621,658
9,626,822	3.763	12/01/20	10,303,875
4,099,165	4.375	06/01/21	4,522,498
3,060,307	5.000	03/01/23	3,376,237
223,542	5.500	09/01/23	242,372
65,942	5.500	10/01/23	71,542
660,083	5.000	02/01/24	711,895
113,632	6.000	03/01/27	128,617
76,596	7.000	08/01/27	84,214
2,427	6.500	09/01/27	2,747
378,477	7.000	03/01/28	415,200
4,833	6.500	05/01/28	5,471
738	5.500	01/01/29	821
19,392	8.000	02/01/31	22,719
133,013	7.000	03/01/31	150,952
223,782	5.500	05/01/33	251,427
330,317	5.500	06/01/33	371,123
70,392	5.000	07/01/33	78,268
213,113	5.500	07/01/33	239,440
89,730	5.000	08/01/33	99,460
478,696	5.000	09/01/33	528,798
56,452	5.500	09/01/33	63,403
5,128	6.500	09/01/33	5,857
32,738	5.000	12/01/33	36,164
1,190	5.500	12/01/33	1,338
1,535	5.500	01/01/34	1,722
26,196	5.500	02/01/34	29,394
3,560	5.500	04/01/34	4,022
11,495	5.500	05/01/34	12,898
4,118	6.000	07/01/34	4,705
9,941	5.500	08/01/34	11,199
16,623	5.500	10/01/34	18,676
28,533	5.500	11/01/34	32,055
140,059	5.500	12/01/34	157,046
353	6.000	12/01/34	399
213,586	6.000	02/01/35	241,629
295,259	5.000	04/01/35	327,703
11,623	5.500	04/01/35	13,030
11,254	5.500	07/01/35	12,618
773,226	5.500	08/01/35	868,749
34,847	5.500	09/01/35	39,125
2,194	5.500	12/01/35	2,476
536	5.500	02/01/36	600
216,194	5.500	03/01/36	241,944
31,555	6.000	03/01/36	35,618
2,262	5.500	04/01/36	2,517
6,666	6.000	04/01/36	7,525
2,439,267	5.500	09/01/36	2,740,343
629,334	6.000	10/01/36	710,455
4,298	5.500	01/01/37	4,804
798,943	6.000	01/01/37	901,887
1,800	5.500	02/01/37	2,011
839,589	6.000	02/01/37	947,566
2,574	6.000	03/01/37	2,905

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$3,315	5.500%	04/01/37	$3,703
26,304	6.000	04/01/37	29,687
4,576	5.500	05/01/37	5,105
1,424	5.500	06/01/37	1,590
1,742	5.500	07/01/37	1,939
887,518	6.000	07/01/37	1,001,778
100	5.500	08/01/37	111
943,617	6.000	08/01/37	1,064,973
2,074,226	6.000	09/01/37	2,340,987
860,697	6.000	10/01/37	971,389
643	5.500	12/01/37	718
767,567	5.500	01/01/38	862,389
763,334	6.000	01/01/38	861,505
30,324	5.000	02/01/38	32,844
1,859	5.500	02/01/38	2,077
10,425	5.500	03/01/38	11,619
87,530	6.000	03/01/38	98,789
2,254	5.500	05/01/38	2,519
4,868,573	6.000	05/01/38	5,494,735
11,418	5.500	06/01/38	12,729
113,648	6.000	06/01/38	128,264
8,481	5.500	07/01/38	9,463
4,299	5.500	08/01/38	4,783
4,304	5.500	09/01/38	4,789
656,349	6.000	11/01/38	740,772
6,432	5.500	12/01/38	7,226
627,368	6.000	12/01/38	708,102
153,632	6.000	02/01/39	173,403
1,127,459	7.000	03/01/39	1,278,054
73,666	4.500	04/01/39	80,224
715,136	6.000	04/01/39	807,108
20,033	4.500	05/01/39	21,829
24,262	5.500	06/01/39	26,998
16,531	4.500	07/01/39	18,013
113,852	4.500	08/01/39	124,059
1,188,116	6.000	09/01/39	1,340,917
395,257	6.000	10/01/39	446,205
21,858	5.500	11/01/39	24,323
6,726,678	6.000	11/01/39	7,592,100
864,873	4.500	12/01/39	942,408
1,562,916	5.500	12/01/39	1,746,376
96,329	6.000	04/01/40	108,725
317,784	6.000	10/01/40	358,653
738,615	6.000	04/01/41	833,607
4,928,049	6.000	05/01/41	5,561,832
326,395	4.500	08/01/41	352,851
84,386	4.500	10/01/41	91,187
2,166,229	3.000	08/01/42	2,152,710
1,902,842	3.000	09/01/42	1,891,039
323,619	3.000	10/01/42	321,634
1,336,660	3.000	11/01/42	1,328,084
12,671,245	3.000	12/01/42	12,583,148
9,425,656	3.000	01/01/43	9,364,217
3,757,270	3.000	02/01/43	3,730,583
5,655,655	2.500	03/01/43	5,366,828
2,264,665	3.000	03/01/43	2,250,066

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,997,172	3.000%	04/01/43		$2,976,801
1,814,834	3.000	05/01/43		1,803,348
179,288	3.000	06/01/43		178,077
1,559,754	3.000	07/01/43		1,548,726
31,000,000	3.500	TBA-30yr	(e)	31,680,546
47,000,000	4.500	TBA-30yr	(e)	50,586,484
4,000,000	5.000	TBA-30yr	(e)	4,414,375
4,000,000	6.000	TBA-30yr	(e)	4,517,656

				229,094,694

GNMA – 0.9%
1,357,025	3.950	07/15/25		1,414,717
18,029	6.000	11/15/38		20,248
287,885	5.000	07/15/40		320,528
553,715	5.000	01/15/41		616,500
37,270	2.500	12/20/42		36,135
4,000,000	3.500	TBA-30yr	(e)	4,135,000
3,000,000	5.000	TBA-30yr	(e)	3,300,937

				9,844,065

TOTAL FEDERAL AGENCIES				$258,337,063

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $332,351,482)				$339,290,384

Agency Debentures – 4.5%
FHLB
$2,000,000	1.875%	03/13/20		$1,985,415
5,200,000	3.000	09/10/21		5,362,051
6,800,000	2.125	06/09/23		6,446,284
3,300,000	3.250	06/09/23		3,405,122
3,500,000	3.375	09/08/23		3,662,312
750,000	3.375	12/08/23		780,946
2,400,000	5.000	09/28/29		2,781,214
FNMA(f)
4,200,000	6.250	05/15/29		5,672,654
Kommunalbanken AS(c)
3,000,000	1.000	09/26/17		2,976,366
Private Export Funding Corp.
7,000,000	5.450	09/15/17		7,824,880
Small Business Administration
63,657	6.300	06/01/18		66,693
Tennessee Valley Authority
5,400,000	3.875	02/15/21		5,907,590
1,400,000	4.625	09/15/60		1,523,777

TOTAL AGENCY DEBENTURES
(Cost $48,162,125)				$48,395,304

Asset-Backed Securities(a) – 6.4%
Collateralized Loan Obligations(c) – 4.8%
B&M CLO Ltd. Series 2014-1A, Class A1
$3,700,000	1.598%	04/16/26		$3,673,523

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a) – (continued)
Collateralized Loan Obligations(c) – (continued)
B&M CLO Ltd. Series 2014-1A, Class A2
$650,000	2.148%	04/16/26	$622,867
CIFC Funding Ltd. Series 2014-2A, Class A1L
5,300,000	1.725	05/24/26	5,294,886
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
3,400,000	1.808	04/18/26	3,396,726
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
6,950,000	1.655	04/28/25	6,895,317
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
1,750,000	2.228	04/28/25	1,687,114
Magnetite VIII Ltd. Series 2014-8A, Class A
5,750,000	1.708	04/15/26	5,754,945
Magnetite VIII Ltd. Series 2014-8A, Class B
1,200,000	2.228	04/15/26	1,175,336
Shackleton CLO Ltd. Series 2014-5A, Class A
7,800,000	1.737	05/07/26	7,805,000
Shackleton CLO Ltd. Series 2014-5A, Class B1
1,700,000	2.237	05/07/26	1,659,217
Trinitas CLO Ltd. Series 2014-1A, Class A1
2,950,000	1.833	04/15/26	2,936,342
Trinitas CLO Ltd. Series 2014-1A, Class B1
750,000	2.203	04/15/26	716,382
Whitehorse VIII Ltd. Series 2014-1A, Class A
7,500,000	1.740	05/01/26	7,497,832
Whitehorse VIII Ltd. Series 2014-1A, Class B
1,650,000	2.290	05/01/26	1,616,739

			50,732,226

Home Equity – 0.6%
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
252,109	0.374	12/15/29	227,329
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B
6,743,243	0.305	11/15/36	5,934,728
Impac CMB Trust Series 2004-08, Class 1A
387,884	0.875	10/25/34	335,757

			6,497,814

Student Loan – 1.0%
Brazos Higher Education Authority, Inc. Series 2004-1, Class A2
531,472	0.394	06/27/22	531,101
Education Funding Capital Trust I Series 2004-1, Class A2
41,856	0.394	12/15/22	41,837
Educational Funding of the South, Inc. Series 2011-1, Class A2
5,200,000	0.884	04/25/35	5,212,061
EFS Volunteer No 3 LLC Series 2012-1, Class A2(c)
4,750,000	1.155	02/25/25	4,807,102
Northstar Education Finance, Inc. Series 2005-1, Class A1
50,478	0.335	10/28/26	50,280
US Education Loan Trust LLC Series 2006-1, Class A2(c)
254,384	0.364	03/01/25	254,094

			10,896,475

TOTAL ASSET-BACKED SECURITIES
(Cost $68,885,151)			$68,126,515

Principal Amount		Interest Rate	Maturity Date	Value
	Foreign Debt Obligations – 2.0%
	Sovereign – 0.8%
	Federal Republic of Brazil
	$1,210,000	4.250%	01/07/25	$1,197,900
	400,000	8.250	01/20/34	538,000
	330,000	7.125	01/20/37	404,250
	Italy Buoni Poliennali Del Tesoro
EUR	2,050,000	1.150	05/15/17	2,628,351
	1,146,922	2.350	09/15/19	1,600,720
	30,000	4.750 (c)	09/01/44	45,517
	Republic of Chile
	$390,000	3.625	10/30/42	342,225
	Republic of Panama(g)
	100,000	9.375	04/01/29	148,500
	Spain Government Bond(c)
EUR	30,000	5.150	10/31/44	49,399
	United Mexican States
	$20,000	6.050	01/11/40	23,550
	1,610,000	4.750	03/08/44	1,593,900
	60,000	5.750	10/12/10	62,100

				8,634,412

	Supranational – 1.2%
	Inter-American Development Bank
	2,700,000	1.000	02/27/18	2,610,279
	International Finance Corp.
	10,800,000	0.875	06/15/18	10,554,160

				13,164,439

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $22,526,307)			$21,798,851

	Municipal Debt Obligations – 0.9%
	California – 0.6%
	California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%	04/01/34	$1,355,346
	1,650,000	7.550	04/01/39	2,406,030
	California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950	03/01/36	2,006,555

				5,767,931

	Illinois – 0.1%
	Illinois State GO Bonds Build America Series 2010
	1,280,000	7.350	07/01/35	1,469,171

	Ohio – 0.2%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	1,700,000	6.270	02/15/50	2,086,104

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $7,449,869)			$9,323,206

	Government Guarantee Obligations(h) – 2.6%
	Hashemite Kingdom of Jordan Government AID Bond
	$7,400,000	2.503%	10/30/20	$7,548,000

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Government Guarantee Obligations(h) – (continued)
Israel Government AID Bond
$7,827,000	5.500%		09/18/23	$9,531,371
1,200,000	5.500		12/04/23	1,462,074
2,400,000	5.500		04/26/24	2,931,115
4,700,000	5.500		09/18/33	5,968,938

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $26,984,822)				$27,441,498

U.S. Treasury Obligations – 24.3%
United States Treasury Bonds
$3,600,000	3.125	%(f)	11/15/41	$3,571,128
27,900,000	3.125		02/15/42	27,629,370
10,500,000	2.750		08/15/42	9,621,360
1,100,000	2.750		11/15/42	1,006,302
4,100,000	3.750	(f)	11/15/43	4,531,361
8,200,000	3.625		02/15/44	8,862,150
United States Treasury Inflation Protected Securities
3,062,225	1.875		07/15/15	3,132,074
4,000,108	0.125		01/15/22	3,909,466
2,457,072	0.375		07/15/23	2,432,894
6,800,526	0.625		01/15/24	6,838,745
3,051,675	2.500		01/15/29	3,728,781
2,709,069	1.375		02/15/44	2,899,977
United States Treasury Notes
63,500,000	0.375		01/31/16	63,592,073
43,500,000	1.000	(f)	03/31/17	43,630,936
19,500,000	1.500		01/31/19	19,379,294
4,600,000	1.625		04/30/19	4,582,704
100,000	1.625		06/30/19	99,471
3,900,000	1.625		08/31/19	3,873,402
19,700,000	1.750		09/30/19	19,671,436
8,600,000	2.125		01/31/21	8,598,968
10,700,000	2.250		04/30/21	10,752,537
5,000,000	2.125		06/30/21	4,977,700
1,300,000	2.250		07/31/21	1,304,394

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $259,031,676)				$258,626,523

Notional Amount	Exercise Rate		Expiration Date	Value
Options Purchased – 0.6%
Interest Rate Swaptions
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
$3,200,000	2.550%		09/28/15	$51,948
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
3,200,000	2.550		09/28/15	48,909
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.940%
4,600,000	2.940		09/29/16	104,941
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.940%
4,600,000	2.940		09/29/16	110,014

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 3.780%
$6,500,000	3.780%	09/26/16	$154,731
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.113%
10,800,000	4.113	04/16/19	897,756
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.113%
10,800,000	4.113	04/16/19	427,011
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.135%
10,200,000	4.135	04/17/19	859,188
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.135%
10,200,000	4.135	04/17/19	397,515
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.095%
4,000,000	4.095	04/24/19	328,783
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.095%
4,000,000	4.095	04/24/19	160,540
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 3.963%
3,800,000	3.963	05/07/19	286,869
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 3.963%
3,800,000	3.963	05/07/19	167,597
Deutsche Bank AG Put - OTC - 30 Year Interest Rate Swap Strike Price 3.960%
1,700,000	3.960	01/29/16	231,058
Deutsche Bank AG Call - OTC - 30 Year Interest Rate Swap Strike Price 3.960%
1,700,000	3.960	01/29/16	44,031
Deutsche Bank AG Put - OTC - 30 year Interest Rate Swap Strike Price 4.015%
1,100,000	4.015	04/15/19	166,363
Deutsche Bank AG Call - OTC - 30 year Interest Rate Swap Strike Price 4.015%
1,100,000	4.015	04/15/19	79,836
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.783%
9,200,000	2.783	09/30/15	102,350
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.973%
4,600,000	2.973	09/26/16	108,800
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.973%
4,600,000	2.973	09/26/16	105,940
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 4.105%
4,000,000	4.105	04/29/19	330,700
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 4.105%
4,000,000	4.105	04/29/19	159,791

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.955%
$3,600,000	3.955%	05/07/19	$270,444
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.955%
3,600,000	3.955	05/07/19	159,570
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
2,600,000	2.550	09/28/15	42,208
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
2,600,000	2.550	09/28/15	39,739
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.513%
3,500,000	2.513	09/29/15	55,125
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.513%
3,500,000	2.513	09/29/15	55,125
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.950%
11,100,000	2.950	09/26/16	256,302
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.950%
11,100,000	2.950	09/26/16	260,908
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.930%
3,500,000	2.930	09/29/16	81,550
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.930%
3,500,000	2.930	09/29/16	81,550
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.940%
3,500,000	2.940	09/29/16	81,463
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.940%
3,500,000	2.940	09/29/16	81,463
Morgan Stanley Capital Services, Inc. Call - OTC - 7 year Interest Rate Swap Strike Price 3.010%
7,100,000	3.010	09/29/15	105,936

TOTAL OPTIONS PURCHASED
(Cost $6,700,785)			$6,896,054

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,087,175,290)			$1,105,305,901

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(i) – 4.1%
Repurchase Agreement – 4.1%
Joint Repurchase Agreement Account II
$43,300,000	0.012%	10/01/14	$43,300,000
(Cost $43,300,000)

TOTAL INVESTMENTS – 107.8%
(Cost $1,130,475,290)			$1,148,605,901

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.8)%			(83,320,535)

NET ASSETS – 100.0%			$1,065,285,366

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $158,794,147, which represents approximately 14.9% of net assets as of September 30, 2014.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $98,634,998 which represents approximately 9.3% of net assets as of September 30, 2014.
(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2014.
(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $27,441,498, which represents approximately 2.6% of net assets as of September 30, 2014.
(i)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 118.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	GBP/EUR	12/17/14	$1,213,210	$32,837
	NOK/EUR	12/17/14	1,208,155	24,649
	SEK/EUR	12/17/14	4,589,978	13,094
	USD/EUR	12/17/14	12,068,912	396,818
	USD/JPY	12/17/14	1,818,436	41,564
Barclays Bank PLC	CAD/CHF	12/17/14	457,853	282
	GBP/USD	12/17/14	3,737,421	17,144
	USD/AUD	12/17/14	7,678,251	267,399
	USD/CAD	12/17/14	6,148,012	45,488
	USD/EUR	12/17/14	1,208,155	30,473
	USD/GBP	12/17/14	2,455,973	11,719
	USD/JPY	12/17/14	918,844	7,156
	USD/NZD	12/17/14	1,178,785	47,247
	USD/SEK	12/17/14	2,081,511	36,045
BNP Paribas SA	EUR/USD	12/17/14	1,241,013	170
	GBP/EUR	12/17/14	1,200,572	28,015
	NZD/USD	12/17/14	2,466,773	5,469
	USD/AUD	12/17/14	2,395,201	64,188
	USD/EUR	12/17/14	1,841,299	14,661
	USD/GBP	12/17/14	2,459,213	9,427
	USD/JPY	12/17/14	2,640,030	78,639
	USD/NZD	12/17/14	4,807,304	99,019
Citibank NA (London)	CHF/EUR	12/17/14	1,210,683	3,626
	GBP/EUR	12/17/14	2,417,574	13,133
	NOK/EUR	12/17/14	3,630,784	49,408
	USD/CAD	12/17/14	1,830,940	26,060
	USD/CHF	12/17/14	3,820,123	77,029
	USD/EUR	10/30/14	3,975,841	101,275
	USD/NZD	12/17/14	1,831,541	110,113
Deutsche Bank AG (London)	USD/GBP	10/22/14	11,962,949	180,843
HSBC Bank PLC	GBP/USD	12/17/14	1,250,667	10,696
	SEK/EUR	12/17/14	2,487,081	908
	USD/AUD	12/17/14	1,372,518	47,040
	USD/GBP	12/17/14	2,439,773	63,402
	USD/JPY	12/17/14	604,752	13,248
	USD/NZD	12/17/14	1,831,541	117,049
State Street Bank and Trust	AUD/USD	12/17/14	1,858,000	8,846
	USD/CHF	12/17/14	3,848,024	84,312
	USD/JPY	12/17/14	1,810,630	42,370
	USD/NZD	12/17/14	1,972,429	124,517
	USD/SEK	12/17/14	4,905,859	84,322
Westpac Banking Corp.	AUD/USD	12/17/14	2,470,078	6,268
	USD/AUD	12/17/14	4,959,016	192,255
	USD/CHF	12/17/14	4,119,057	85,364
	USD/EUR	10/30/14	885,058	20,331
	USD/EUR	12/17/14	604,078	15,310
	USD/NZD	12/17/14	2,334,334	142,361
TOTAL				$2,891,589

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	CHF/USD	12/17/14	$1,208,683	$(27,317)
	EUR/CHF	12/17/14	2,488,654	(1,573)
	EUR/GBP	12/17/14	2,445,725	(36,998)
	EUR/NOK	12/17/14	2,458,957	(40,119)
	EUR/USD	12/17/14	3,046,926	(44,664)
Barclays Bank PLC	AUD/USD	12/17/14	595,535	(20,578)
	CAD/USD	12/17/14	6,663,156	(107,343)
	EUR/USD	12/17/14	14,182,356	(326,089)
	GBP/USD	12/17/14	2,423,573	(37,619)
	JPY/USD	12/17/14	5,377,322	(208,678)
	NZD/USD	12/17/14	2,334,334	(119,556)
BNP Paribas SA	AUD/USD	12/17/14	4,131,308	(174,300)
	CHF/USD	12/17/14	1,209,843	(26,157)
	EUR/CHF	12/17/14	2,418,617	(2,307)
	EUR/GBP	12/17/14	2,488,578	(64,685)
	EUR/USD	12/17/14	4,913,501	(41,381)
	GBP/USD	12/17/14	1,267,897	(32,264)
	JPY/USD	12/17/14	2,415,370	(57,630)
	SEK/USD	12/17/14	2,432,979	(47,021)
Citibank NA (London)	AUD/USD	12/17/14	3,008,149	(64,047)
	EUR/CHF	12/17/14	2,422,813	(1,448)
	EUR/GBP	12/17/14	1,224,462	(15,043)
	GBP/USD	10/22/14	1,483,389	(22,522)
	NOK/EUR	12/17/14	2,487,081	(3,669)
	NZD/USD	12/17/14	1,178,010	(46,669)
HSBC Bank PLC	EUR/USD	12/17/14	614,188	(3,790)
	USD/GBP	12/17/14	2,483,514	(7,987)
State Street Bank and Trust	AUD/USD	12/17/14	600,759	(13,024)
	EUR/GBP	12/17/14	1,227,030	(21,403)
	EUR/USD	12/17/14	1,214,474	(26,571)
	GBP/USD	12/17/14	2,455,973	(32,723)
	JPY/USD	12/17/14	4,286,692	(35,808)
Westpac Banking Corp.	AUD/USD	12/17/14	5,708,953	(177,703)
	NZD/USD	12/17/14	5,610,736	(249,609)
TOTAL				$(2,138,295)
FORWARD SALES CONTRACTS — At September 30, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $39,250,000)	3.000%	TBA-30yr	10/14/14	$(40,000,000)	$(39,421,876)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(164)	December 2016	$(32,529,027)	$15,447
Eurodollars	(349)	March 2017	(85,134,188)	94,441
Eurodollars	(283)	June 2017	(68,899,887)	100,072

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(165)	September 2017	$(40,109,437)	$85,977
French 10 Year Government Bonds	(15)	December 2014	(2,723,453)	(26,234)
Italian 10 Year Government Bonds	21	December 2014	3,460,859	34,067
Ultra Long U.S. Treasury Bonds	(65)	December 2014	(9,912,500)	141,796
10 Year German Euro-Bund	12	December 2014	2,268,944	9,503
10 Year U.K. Long Gilt	(38)	December 2014	(6,969,843)	(29,287)
2 Year U.S. Treasury Notes	581	December 2014	127,148,219	(31,427)
5 Year U.S. Treasury Notes	97	December 2014	11,471,008	13,472
10 Year U.S. Treasury Notes	33	December 2014	4,113,141	879
20 Year U.S. Treasury Bonds	165	December 2014	22,754,531	(151,307)
TOTAL				$257,399

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$2,400	(a)	02/01/17	3 month LIBOR	1.625%	$(2,044)	$2,750
	11,200	(a)	08/04/17	3 month LIBOR	2.195	(9,451)	5,779
GBP	4,590	(a)	09/12/17	6 month GBP	2.250	10,121	(12,627)
	$55,100	(a)	12/17/17	3 month LIBOR	1.500	(174,777)	147,293
JPY	859,480	(a)	02/12/19	6 month JYOR	0.420	(202,209)	166,322
	$9,800	(a)	06/18/19	2.000%	3 month LIBOR	64,270	46,301
EUR	7,970	(a)	12/17/19	1.000	6 month EURO	243,246	14,950
	$23,400	(a)	12/17/19	3 month LIBOR	2.250	(215,473)	14,254
SEK	48,470	(a)	12/17/19	3 month STIBOR	1.250	(59,064)	15,444
NZD	7,500	(a)	12/17/19	4.500	3 month NZDOR	(16,649)	40,032
AUD	6,280	(a)	12/17/19	6 month AUDOR	3.750	(61,370)	(33,095)
	$3,400	(a)	10/02/20	2.532	3 month LIBOR	17	—
GBP	2,050	(a)	02/05/21	2.840	6 month GBP	(29,323)	81,992
	$16,700	(a)	08/04/21	3.025	3 month LIBOR	57,737	33,081
GBP	4,660	(a)	09/12/21	2.680	6 month GBP	(60,557)	69,333
	$12,400	(a)	12/17/21	3 month LIBOR	2.500	(67,645)	(1,126)
JPY	1,485,980	(a)	02/12/22	1.080	6 month JYOR	(342,396)	482,869
	$3,000	(a)	10/01/22	2.760	3 month LIBOR	24	(2,742)
	6,900		01/30/24	4.252	3 month LIBOR	(5,459)	260,531
	1,330	(a)	04/04/24	4.000	3 month LIBOR	(6,870)	40,182
AUD	5,390		09/17/24	4.500	6 month AUDOR	(20,867)	28,470
GBP	3,490	(a)	09/17/24	6 month GBP	3.250	(22,240)	(26,391)
	$2,66	(a)	12/17/24	3 month LIBOR	3.000	(44,971)	(19,954)
SEK	8,090	(a)	12/17/24	3 month STIBOR	1.750	5,475	(714)
CAD	2,330	(a)	12/17/24	3.000	6 month CDOR	95,722	(32,581)
AUD	2,630	(a)	12/17/24	4.500	6 month AUDOR	92,750	27,623
NZD	6,460	(a)	12/17/24	5.000	3 month NZDOR	111,729	49,360
EUR	2,410	(a)	12/17/24	6 month EURO	2.000	(266,134)	25,639
GBP	2,890	(a)	12/17/24	6 month GBP	3.000	(177,563)	(14,835)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPY	468,120	(a)	12/17/24	6 month JYOR	0.750%	$(41,776)	$13,733
GBP	4,700	(a)	12/18/24	3.250%	6 month GBP	38,230	19,856
EUR	6,200	(a)	12/18/24	6 month EURO	2.000	11,813	(38,539)
JPY	985,360	(a)	02/14/25	6 month JYOR	1.720	(228,625)	122,582
	$9,100	(a)	08/04/26	3 month LIBOR	3.409	(51,180)	(86,535)
GBP	2,530	(a)	09/12/26	6 month GBP	2.980	39,370	(64,952)
	$2,200	(a)	09/28/26	3.280	3 month LIBOR	18	2,960
	21,100	(a)	12/17/29	3 month LIBOR	3.250	(555,635)	(71,614)
GBP	1,140	(a)	02/05/36	6 month GBP	3.500	5,766	(146,633)
	$2,300	(a)	01/30/39	3 month LIBOR	4.370	(77,646)	(164,935)
	1,400	(a)	12/17/44	3 month LIBOR	3.500	(34,682)	(40,163)
	3,080		12/17/44	3.500	3 month LIBOR	101,341	63,317
GBP	2,580	(a)	12/17/44	6 month GBP	3.250	(262,695)	(44,851)
	TOTAL					$(2,159,672)	$972,366

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Swap Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$3,975	1.000%	06/20/16	0.227%	$1,951	$52,311

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 22	$43,150	(1.000)%	06/20/19	0.644%	$(666,803)	$(37,197)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Sovereign Debt Obligations – 40.2%
	British Pound – 2.6%
	United Kingdom Treasury
GBP	2,690,000	3.250%		01/22/44	$4,517,947
	3,720,000	3.750		07/22/52	6,988,060
	141,110	0.375		03/22/62	310,131

					11,816,138

	Canadian Dollar – 3.1%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	753,348
	Government of Canada
	3,510,000	1.500		09/01/17	3,153,249
	2,250,000	4.000		06/01/41	2,518,164
	Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,775,811
	4,200,000	4.000		06/02/21	4,098,033
	Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,779,347

					14,077,952

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	539,066

	Euro – 24.1%
	Federal Republic of Germany
EUR	24,460,000	0.000		12/12/14	30,894,523
	1,440,000	0.250		04/13/18	1,835,289
	2,090,000	2.000		01/04/22	2,924,106
	1,010,000	1.500		09/04/22	1,362,785
	910,000	2.000		08/15/23	1,269,693
	650,000	2.500		07/04/44	943,071
	Government of Finland(a)
	390,000	4.375		07/04/19	588,777
	Government of France
	1,400,000	3.750		04/25/17	1,938,067
	2,620,000	1.000		05/25/18	3,416,410
	1,420,000	4.250		10/25/23	2,288,546
	1,330,000	4.500		04/25/41	2,431,160
	Italy Buoni Poliennali Del Tesoro
	2,800,000	1.150		05/15/17	3,589,943
	1,588,046	2.350		09/15/19	2,216,382
	1,100,000	4.750		09/01/21	1,667,616
	920,000	5.500		11/01/22	1,462,222
	4,870,000	4.500		05/01/23	7,302,595
	120,000	4.750	(a)	09/01/44	182,069
	Kingdom of Belgium
	395,000	3.750	(a)	09/28/20	595,693
	830,000	2.250		06/22/23	1,154,234
	970,000	2.600	(a)	06/22/24	1,379,002
	Kingdom of The Netherlands
	2,280,000	0.500		04/15/17	2,916,386
	2,470,000	4.500	(a)	07/15/17	3,510,357
	1,910,000	1.500		05/15/23	2,567,521
	1,000,000	2.500	(a)	01/15/33	1,424,001
	Republic of Austria(a)
	3,670,000	4.350		03/15/19	5,490,241

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Republic of Italy
EUR	380,000	3.500%		11/01/17	$521,663
	7,096,806	2.150		11/12/17	9,352,646
	1,680,000	4.500		08/01/18	2,415,052
	400,000	5.000		08/01/39	630,458
	Spain Government Bond
	1,560,000	4.500		01/31/18	2,221,737
	360,000	5.400	(a)	01/31/23	580,781
	230,000	4.400	(a)	10/31/23	349,453
	370,000	4.800		01/31/24	577,945
	2,670,000	3.800	(a)	04/30/24	3,877,252
	2,535,000	5.900		07/30/26	4,315,110
	90,000	5.150	(a)	10/31/44	148,196

					110,340,982

	Japanese Yen – 6.8%
	Government of Japan
JPY	485,000,000	2.500		09/20/34	5,303,647
	430,000,000	2.100		12/20/26	4,560,396
	212,100,000	2.500		03/20/38	2,320,218
	100,000,000	2.200		09/20/39	1,039,685
	150,000,000	2.200		03/20/41	1,558,672
	59,500,000	2.000		09/20/41	594,209
	157,400,000	2.000		03/20/52	1,544,466
	29,000,000	2.200		03/20/31	309,788
	225,000,000	1.700		09/20/32	2,219,715
	200,000	0.100		12/15/14	1,824
	1,244,000,000	0.300		03/20/18	11,415,706

					30,868,326

	Mexican Peso – 1.4%
	United Mexican States
MXN	32,641,190	0.000	(b)	10/16/14	2,423,913
	24,125,960	0.000	(b)	12/18/14	1,785,219
	8,640,320	0.000	(b)	03/19/15	634,393
	13,763,300	10.000		11/20/36	1,388,736
	1,882,300	8.500		11/18/38	165,962

					6,398,223

	Polish Zloty – 0.1%
	Poland Government Bond
PLN	980,000	3.250		07/25/19	307,465
	290,000	4.000		10/25/23	94,462

					401,927

	South African Rand – 0.5%
	Republic of South Africa
ZAR	18,820,000	7.750		02/28/23	1,628,976
	6,569,608	10.500		12/21/26	677,831

					2,306,807

	South Korean Won – 0.9%
	Republic of Korea
KRW	3,819,000,000	5.000		06/10/20	4,081,924

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Sovereign Debt Obligations – (continued)
	United States Dollar – 0.6%
	Federal Republic of Brazil
	$610,000	4.250%		01/07/25	$603,900
	90,000	8.250		01/20/34	121,050
	80,000	7.125		01/20/37	98,000
	Republic of Chile
	150,000	3.625		10/30/42	131,625
	Republic of Korea
	660,000	7.125		04/16/19	801,577
	Republic of Turkey
	200,000	5.750		03/22/24	212,000
	230,000	6.000		01/14/41	238,050
	United Mexican States
	470,000	5.750		10/12/2110	486,450

					2,692,652

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $184,078,842)				$183,523,997

	Corporate Obligations – 21.0%
	Automotive – 0.6%
	Ford Motor Credit Co. LLC
	$2,300,000	3.984%		06/15/16	$2,406,280
	300,000	4.250		02/03/17	318,118

					2,724,398

	Automotive – 0.2%
	FCE Bank PLC
EUR	750,000	1.625		09/09/16	966,127

	Banks – 7.9%
	Bank of America Corp.
	600,000	4.625		08/07/17	844,788
	$1,550,000	5.750		12/01/17	1,722,006
	1,000,000	5.650		05/01/18	1,109,825
	1,400,000	2.600		01/15/19	1,392,626
	600,000	2.650		04/01/19	597,969
	1,450,000	4.125		01/22/24	1,473,078
	Barclays Bank PLC
GBP	400,000	10.000		05/21/21	853,817
	BNP Paribas SA(c)(d)
EUR	150,000	4.730		04/12/49	194,668
	Citigroup, Inc.
	$105,000	4.450		01/10/17	111,760
	375,000	6.125		05/15/18	424,141
	Credit Agricole SA(a)
	1,500,000	2.125		04/17/18	1,497,631
	Dexia Credit Local SA(a)
	2,000,000	1.500		10/07/17	1,998,080
	HSBC Holdings PLC
	450,000	6.800		06/01/38	577,568
	900,000	6.375	(c)(d)	09/17/49	896,510
	ING Bank NV
	1,600,000	4.000	(a)	03/15/16	1,669,901
EUR	1,050,000	6.125	(c)(d)	05/29/23	1,518,502

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Banks – (continued)
	Intesa Sanpaolo SpA
EUR	500,000	4.125%		01/14/16	$660,058
	$800,000	2.375		01/13/17	805,619
	1,700,000	3.875		01/16/18	1,768,973
	900,000	3.875		01/15/19	933,997
	500,000	5.017	(a)	06/26/24	485,693
	JPMorgan Chase & Co.
	1,400,000	4.250		10/15/20	1,489,584
	Lloyds TSB Bank PLC(c)(d)
EUR	1,250,000	11.875		12/16/21	1,926,231
	Macquarie Bank Ltd.(a)
	$1,450,000	2.600		06/24/19	1,448,824
	Morgan Stanley, Inc.
	1,650,000	4.000		07/24/15	1,693,794
	225,000	5.550		04/27/17	246,363
	850,000	6.250		08/28/17	952,634
	250,000	6.625		04/01/18	285,885
	400,000	2.125		04/25/18	398,559
	500,000	5.625		09/23/19	561,485
EUR	900,000	2.375		03/31/21	1,204,387
	Nordea Bank AB(a)(c)(d)
	$500,000	6.125		09/23/49	490,000
	Regions Financial Corp.(d)
	750,000	2.000		05/15/18	741,158
	Santander Holdings USA, Inc.(d)
	850,000	3.000		09/24/15	865,252
	Standard Chartered PLC(a)
	400,000	5.500		11/18/14	402,560
	Sumitomo Mitsui Financial Group, Inc.(a)
	1,500,000	4.436		04/02/24	1,536,553
	Synchrony Financial(d)
	100,000	1.875		08/15/17	100,141
	250,000	3.000		08/15/19	250,539

					36,131,159

	Chemicals – 0.3%
	LYB International Finance BV
	150,000	5.250		07/15/43	159,607
	LyondellBasell Industries NV(d)
	500,000	5.000		04/15/19	551,948
	Monsanto Co.(d)
	600,000	4.400		07/15/44	590,636

					1,302,191

	Communications – 3.2%
	21st Century Fox America, Inc.
	50,000	4.000		10/01/23	51,687
	America Movil SAB de CV
MXN	5,260,000	6.000		06/09/19	394,376
	American Tower Corp.
	$250,000	3.400		02/15/19	255,400
	British Telecommunications PLC
GBP	244,000	6.625		06/23/17	442,885
	Comcast Corp.
	$1,800,000	4.500		01/15/43	1,827,370

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Communications – (continued)
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
	$200,000	6.000	%(d)	08/15/40	$223,874
	350,000	6.375		03/01/41	412,917
	Empresa Nacional de Telecomunicaciones SA(a)
	830,000	4.875		10/30/24	852,576
	Koninklijke KPN NV
EUR	600,000	3.250		02/01/21	832,686
	200,000	4.250		03/01/22	293,510
	Mobile Telesystems OJSC via MTS International Funding Ltd.
	$380,000	8.625		06/22/20	402,800
	Time Warner Cable, Inc.
	200,000	6.550		05/01/37	250,328
	678,000	7.300		07/01/38	915,982
	Verizon Communications, Inc.
	2,248,806	2.625	(a)	02/21/20	2,219,178
	350,000	4.500		09/15/20	377,839
	1,500,000	5.150		09/15/23	1,655,026
	546,000	6.400		09/15/33	665,099
	699,000	6.550		09/15/43	866,925
	566,000	4.862	(a)	08/21/46	567,518
	23	5.012	(a)	08/21/54	23
	Verizon Wireless Capital LLC
EUR	950,000	8.750		12/18/15	1,321,762

					14,829,761

	Consumer Noncyclical – 0.3%
	Avon Products, Inc.
	$1,000,000	4.600		03/15/20	1,021,261
	400,000	5.000		03/15/23	391,959

					1,413,220

	Diversified Manufacturing – 0.1%
	Roper Industries, Inc.
	400,000	2.050		10/01/18	396,192

	Electric – 0.7%
	Enel Finance International NV
GBP	1,000,000	5.625		08/14/24	1,849,749
	200,000	5.750		09/14/40	368,946
	MidAmerican Energy Holdings Co.
	$350,000	5.950		05/15/37	422,384
	Ruwais Power Co. PJSC(a)
	520,000	6.000		08/31/36	582,400

					3,223,479

	Energy – 1.8%
	Anadarko Petroleum Corp.
	200,000	6.450		09/15/36	243,365
	Brazil Minas SPE via State of Minas Gerais
	231,000	5.333		02/15/28	228,690
	Buckeye Partners LP(d)
	550,000	4.150		07/01/23	555,544
	Dolphin Energy Ltd.
	870,675	5.888	(a)	06/15/19	957,743
	561,925	5.888		06/15/19	618,118
	Petrobras Global Finance BV
	400,000	4.875		03/17/20	402,044

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Energy – (continued)
	Petroleos Mexicanos
	$920,000	5.500%		01/21/21	$1,007,538
	Transocean, Inc.
	1,450,000	6.375		12/15/21	1,534,325
	Transportadora de Gas Internacional SA ESP(d)
	340,000	5.700		03/20/22	360,400
	Weatherford International Ltd.
	500,000	9.625		03/01/19	642,108
	718,000	5.125		09/15/20	786,262
	50,000	4.500	(d)	04/15/22	52,214
	Williams Partners LP(d)
	650,000	3.900		01/15/25	640,274

					8,028,625

	Financial Companies – 0.9%
	American Express Credit Corp.
GBP	1,200,000	5.375		10/01/14	1,945,380
	$700,000	2.800		09/19/16	723,966
	GE Capital European Funding
EUR	1,200,000	2.875		06/18/19	1,670,940

					4,340,286

	Food & Beverage – 0.8%
	Mondelez International, Inc.
	$496,000	6.500		02/09/40	618,429
	Pernod-Ricard SA(a)
	400,000	4.450		01/15/22	422,703
	1,050,000	4.250		07/15/22	1,093,909
	885,000	5.500		01/15/42	968,629
	Sysco Corp.(d)
	100,000	2.350		10/02/19	100,092
	150,000	3.000		10/02/21	150,607
	150,000	3.500		10/02/24	150,390
	150,000	4.350		10/02/34	152,873
	200,000	4.500		10/02/44	202,455

					3,860,087

	Health Care – Services(d) – 0.2%
	Celgene Corp.
	750,000	3.625		05/15/24	738,965

	Insurance – 0.8%
	AIG Life Holdings, Inc.
	100,000	8.500		07/01/30	131,500
	Allianz Finance II BV(c)(d)
EUR	100,000	5.750		07/08/41	147,196
	Assicurazioni Generali SpA(c)(d)
GBP	150,000	6.416		02/28/49	246,929
	Generali Finance BV(c)(d)
	350,000	6.214		12/31/49	573,856
	Genworth Holdings, Inc.
	$150,000	7.700		06/15/20	180,335
	300,000	7.625		09/24/21	364,035
	300,000	4.900		08/15/23	310,711
	QBE Insurance Group Ltd.(a)
	400,000	2.400		05/01/18	400,166

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Insurance – (continued)
	Standard Life PLC(c)(d)
GBP	150,000	6.546%		01/06/49	$263,842
	Teachers Insurance & Annuity Association of America(a)
	$800,000	4.900		09/15/44	815,298

					3,433,868

	Metals & Mining – 0.5%
	Glencore Finance Canada Ltd.(a)
	1,500,000	4.250		10/25/22	1,503,237
	Glencore Funding LLC(a)
	50,000	4.125		05/30/23	49,485
	Rio Tinto Finance USA Ltd.
	752,000	9.000		05/01/19	962,390

					2,515,112

	Natural Gas(c)(d) – 0.3%
	GDF Suez
EUR	900,000	3.875		07/10/49	1,189,320

	Noncaptive – Financial – 0.1%
	General Electric Capital Corp.
MXN	1,000,000	8.500		04/06/18	82,424
	$350,000	5.550		05/04/20	401,040

					483,464

	Pharmaceuticals – 0.6%
	AbbVie, Inc.
	1,500,000	1.750		11/06/17	1,495,144
	Actavis Funding SCS(a)
	50,000	2.450		06/15/19	48,760
	350,000	4.850	(d)	06/15/44	329,538
	Actavis Funding SCS Co.(a)(d)
	100,000	3.850		06/15/24	96,705
	Forest Laboratories, Inc.(a)
	300,000	4.375		02/01/19	316,500
	400,000	5.000	(d)	12/15/21	427,554

					2,714,201

	Real Estate Investment Trusts – 1.4%
	Gecina SA
EUR	700,000	4.250		02/03/16	928,043
	Hammerson PLC
	850,000	2.000		07/01/22	1,104,907
	HCP, Inc.(d)
	$100,000	2.625		02/01/20	98,988
	1,750,000	5.375		02/01/21	1,953,045
	200,000	4.250		11/15/23	205,076
	Prologis LP(d)
EUR	300,000	3.000		01/18/22	414,685
	400,000	3.375		02/20/24	560,784
	Trust F/1401(a)
	$330,000	5.250		12/15/24	344,355
	Ventas Realty LP/Ventas Capital Corp.(d)
	200,000	3.250		08/15/22	194,447
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(d)
	350,000	2.700		09/17/19	350,830
	400,000	3.750		09/17/24	398,915

					6,554,075

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Technology – 0.2%
	Apple, Inc.
	$500,000	3.850%	05/04/43	$462,769
	Hewlett-Packard Co.
	250,000	2.600	09/15/17	256,765

				719,534

	Transportation(a) – 0.1%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	450,000	4.250	01/17/23	462,720

	TOTAL CORPORATE OBLIGATIONS
	(Cost $94,177,871)			$96,026,784

	Foreign Debt Obligations(e) – 2.7%
	Supranational – 2.7%
	European Financial Stability Facility
EUR	7,700,000	2.000%	05/15/17	$10,224,834
	1,800,000	0.875	04/16/18	2,333,129

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $12,149,449)			$12,557,963

	Asset-Backed Securities(c) – 8.8%
	Collateralized Loan Obligations(a) – 6.2%
	B&M CLO Ltd. Series 2014-1A, Class A1
	$1,750,000	1.598%	04/16/26	$1,737,477
	B&M CLO Ltd. Series 2014-1A, Class A2
	300,000	2.148	04/16/26	287,477
	CIFC Funding Ltd. Series 2014-2A, Class A1L
	2,500,000	1.725	05/24/26	2,497,587
	Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
	1,600,000	1.808	04/18/26	1,598,459
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
	3,250,000	1.655	04/28/25	3,224,429
	Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
	850,000	2.228	04/28/25	819,455
	Magnetite VIII Ltd. Series 2014-8A, Class A
	2,700,000	1.708	04/15/26	2,702,322
	Magnetite VIII Ltd. Series 2014-8A, Class B
	550,000	2.228	04/15/26	538,696
	OFSI Fund V Ltd. Series 2014-7A, Class ACOM
	2,850,000	1.872	10/18/26	2,820,930
	Shackleton CLO Ltd. Series 2014-5A, Class A
	3,650,000	1.737	05/07/26	3,652,340
	Shackleton CLO Ltd. Series 2014-5A, Class B1
	800,000	2.237	05/07/26	780,808
	Trinitas CLO II Ltd. Series 2014-2A, Class ACOM
	1,250,000	1.691	07/15/26	1,225,250
	Trinitas CLO Ltd. Series 2014-1A, Class A1
	1,550,000	1.833	04/15/26	1,542,824
	Trinitas CLO Ltd. Series 2014-1A, Class B1
	400,000	2.203	04/15/26	382,070
	Whitehorse VIII Ltd. Series 2014-1A, Class A
	3,500,000	1.740	05/01/26	3,498,988

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations – (continued)
Whitehorse VIII Ltd. Series 2014-1A, Class B
$750,000	2.290%	05/01/26	$734,882

			28,043,994

Home Equity – 0.6%
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)
2,900,000	1.605	10/25/37	2,718,362
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
73,156	7.000	09/25/37	72,718
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
113,531	6.827	09/25/37	113,551

			2,904,631

Student Loans – 2.0%
Access Group, Inc. Series 2004-2, Class A2
2,231,644	0.384	01/25/16	2,145,439
Educational Services of America, Inc. Series 2010-1, Class A1(a)
1,522,811	1.084	07/25/23	1,532,442
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
843,855	1.185	02/25/42	851,636
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
907,789	1.014	07/27/48	914,433
Nelnet Student Loan Trust Series 2011-1A, Class A(a)
508,357	1.005	02/25/43	513,088
SLC Student Loan Center Series 2011-1, Class A(a)
1,122,952	1.375	10/25/27	1,145,518
SLC Student Loan Trust Series 2006-1, Class A4
1,483,957	0.314	12/15/21	1,480,404
US Education Loan Trust LLC Series 2006-1, Class A2(a)
195,680	0.364	03/01/25	195,457
Wachovia Student Loan Trust Series 2006-1, Class A4(a)
252,993	0.314	04/25/23	252,944

			9,031,361

TOTAL ASSET-BACKED SECURITIES
(Cost $40,089,505)			$39,979,986

Mortgage-Backed Obligations – 19.0%
Adjustable Rate Non-Agency(c) – 0.8%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
$197,971	1.618%	09/25/35	$180,648
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
950,782	0.366	03/20/46	730,581
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
185,165	2.341	04/20/35	183,657
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
989,749	2.631	08/19/36	810,028
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,269,521	1.118	01/25/46	959,631
Sequoia Mortgage Trust Series 2004-10, Class A3A
264,536	0.651	11/20/34	254,646

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency – (continued)
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
	$622,144	2.492%	11/25/34	$629,931

	TOTAL ADJUSTABLE RATE NON-AGENCY			$3,749,122

	Collateralized Mortgage Obligations – 3.9%
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)(c)
	$757,084	0.453%	09/20/66	$741,926
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1(c)
EUR	2,474,900	0.382	09/20/66	3,073,749
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(a)(c)
	$485,359	0.473	09/20/66	476,055
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2(c)
EUR	1,888,854	0.342	09/20/66	2,341,814
	Eurosail Prime-UK PLC Series 2007-PR1X, Class A1(c)
GBP	381,109	0.952	09/13/45	595,113
	FNMA REMIC Series 2010-126, Class LS(c)
	$2,423,074	4.846	11/25/40	444,529
	FNMA REMIC Series 2011-52, Class GB
	1,000,000	5.000	06/25/41	1,109,574
	FNMA REMIC Series 2011-99, Class DB
	875,000	5.000	10/25/41	974,544
	FNMA REMIC Series 2012-111, Class B
	201,203	7.000	10/25/42	228,268
	FNMA REMIC Series 2012-153, Class B
	666,535	7.000	07/25/42	755,943
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C(c)
EUR	146,958	0.472	09/21/38	193,851
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A(c)
GBP	96,411	0.833	12/21/37	164,489
	Leek Finance PLC Series 2017X, Class A2C(c)
EUR	160,685	0.492	12/21/37	213,857
	Leek Finance PLC Series 2018X, Class A2B(c)
	$832,762	0.490	09/21/38	869,390
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	3,082,404	2.650	10/29/20	3,164,088
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	37,682	1.840	10/07/20	37,842
	Quadrivio Finance Series 2011-1, Class A1(c)
EUR	1,437,489	0.708	07/25/60	1,813,577
	Thrones PLC Series 2013-1, Class A(c)
GBP	428,583	2.028	07/20/44	707,323

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$17,905,932

	Commercial Mortgage-Backed Securities – 4.0%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(c)
	$600,000	5.622%	04/10/49	$653,794
	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
	2,526,109	5.602	06/11/50	2,781,223
	Commercial Mortgage Trust Series 2007-C9, Class A1A(c)
	4,480,445	5.796	12/10/49	4,892,460

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – (continued)
FNMA ACES Series 2012-M8, Class ASQ2
$200,000	1.520%	12/25/19	$199,476
FNMA ACES Series 2012-M8, Class ASQ3
300,000	1.800	12/25/19	297,384
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(c)
3,496,021	5.797	08/10/45	3,845,872
LB Commercial Mortgage Trust Series 2007-C3, Class A1A(c)
3,009,833	6.056	07/15/44	3,319,290
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM(c)
150,000	5.478	02/12/44	161,380
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM(c)
250,000	5.931	12/15/44	242,076
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A(c)
1,736,971	5.608	05/15/46	1,865,877

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$18,258,832

Federal Agencies – 10.3%
FHLMC – 0.7%
$481	5.000%	09/01/16	$498
4,686	5.000	11/01/16	4,943
942	5.000	12/01/16	993
15,327	5.000	01/01/17	16,169
24,049	5.000	02/01/17	25,375
21,049	5.000	03/01/17	22,210
38,010	5.000	04/01/17	40,102
1,759	5.000	05/01/17	1,856
682	5.000	06/01/17	719
1,177	5.000	08/01/17	1,242
114,143	5.000	09/01/17	120,429
139,189	5.000	10/01/17	146,860
81,621	5.000	11/01/17	86,122
89,219	5.000	12/01/17	94,134
105,833	5.000	01/01/18	111,654
242,519	5.000	02/01/18	255,814
226,194	5.000	03/01/18	238,736
217,568	5.000	04/01/18	229,635
162,701	5.000	05/01/18	171,741
40,322	5.000	06/01/18	42,588
41,173	5.000	07/01/18	43,605
19,052	5.000	08/01/18	20,136
15,258	5.000	09/01/18	16,103
49,944	5.000	10/01/18	52,746
63,270	5.000	11/01/18	66,846
41,510	5.000	12/01/18	43,808
30,238	5.000	01/01/19	31,933
2,773	5.000	02/01/19	2,941
7,147	5.000	03/01/19	7,580
3,980	5.000	01/01/33	4,391
1,628	5.000	06/01/33	1,800
14,458	5.000	07/01/33	15,983
17,875	5.000	08/01/33	19,761
3,129	5.000	10/01/33	3,458
13,573	5.000	11/01/33	15,004
3,617	5.000	12/01/33	3,999

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$13,297	5.000%	02/01/34	$14,702
4,963	5.000	03/01/34	5,490
9,806	5.000	04/01/34	10,846
15,448	5.000	05/01/34	17,077
180,403	5.000	06/01/34	199,481
2,713	5.000	11/01/34	3,000
58,168	5.000	04/01/35	64,302
10,329	5.000	11/01/35	11,418
8,692	5.000	02/01/37	9,596
1,578	5.000	11/01/37	1,737
568,743	7.000	02/01/39	647,167
75,848	5.000	01/01/40	84,141

			3,030,871

FNMA – 9.5%
1,673	5.000	04/01/18	1,774
20,329	5.000	05/01/18	21,480
2,678	5.000	06/01/18	2,836
2,302	5.000	11/01/18	2,442
2,506	5.000	03/01/19	2,667
3,341	5.000	04/01/19	3,567
4,000,000	4.506	06/01/19	4,324,930
1,603,743	3.416	10/01/20	1,691,586
1,164,084	3.612	12/01/20	1,240,091
747,714	3.763	12/01/20	800,301
2,049,582	4.375	06/01/21	2,261,249
399,138	3.830	07/01/21	428,764
250,496	5.000	05/01/26	276,284
162,861	6.000	09/01/27	184,493
5,161	5.000	08/01/33	5,723
4,516	5.500	02/01/34	5,067
5,891	5.500	05/01/34	6,611
4,330	5.500	10/01/34	4,855
24,889	5.500	12/01/34	27,908
6,002	5.500	04/01/35	6,728
5,667	5.500	07/01/35	6,352
2,720,277	6.000	12/01/36	3,070,919
894,326	6.000	07/01/37	1,009,343
45,821	6.000	09/01/37	51,714
1,120,601	6.000	03/01/38	1,264,735
1,703,388	6.000	09/01/38	1,922,593
842,051	6.000	10/01/38	950,364
74,003	6.000	11/01/38	83,520
515,483	6.000	12/01/38	581,819
352,331	7.000	03/01/39	399,392
54,543	4.500	05/01/39	59,432
32,972	4.500	06/01/39	35,928
27,632	4.500	08/01/39	30,109
169,730	6.000	09/01/39	191,560
56,465	6.000	10/01/39	63,744
315,654	5.000	06/01/40	348,767
2,015,626	6.000	07/01/40	2,274,850
256,706	6.000	10/01/40	289,720
61,216	6.000	05/01/41	69,089
490,307	5.000	06/01/41	541,788
83,130	4.500	07/01/41	89,785

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value
	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$162,014	5.000%	07/01/41		$179,025
	154,608	4.500	08/01/41		167,139
	39,972	4.500	10/01/41		43,193
	860,934	3.000	08/01/42		855,552
	757,431	3.000	09/01/42		752,732
	105,536	3.000	10/01/42		104,888
	467,517	3.000	11/01/42		464,521
	4,662,938	3.000	12/01/42		4,631,268
	3,216,292	3.000	01/01/43		3,195,070
	943,192	3.000	02/01/43		936,233
	232,553	3.000	03/01/43		230,981
	670,189	3.000	04/01/43		665,332
	1,000,000	3.500	TBA-30yr	(f)	1,021,953
	4,000,000	4.500	TBA-30yr	(f)	4,305,000
	1,000,000	6.000	TBA-30yr	(f)	1,130,313

					43,318,079

	GNMA – 0.1%
	642,801	3.950	07/15/25		670,129

	TOTAL FEDERAL AGENCIES				$47,019,079

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $86,776,264)				$86,932,965

	Agency Debentures – 0.7%
	FFCB
	$700,000	3.500%	12/20/23		$738,477
	FHLMC
	1,800,000	6.750	03/15/31		2,595,581

	TOTAL AGENCY DEBENTURES
	(Cost $3,112,356)				$3,334,058

	Government Guarantee Obligations(e) – 2.4%
	Achmea Hypotheekbank NV(a)
	$387,000	3.200%	11/03/14		$387,952
	Banca Monte dei Paschi di Siena SpA
EUR	3,500,000	3.500	03/20/17		4,681,496
	Dexia Credit Local SA
GBP	1,800,000	1.875	07/17/17		2,938,176
	Kreditanstalt fuer Wiederaufbau
AUD	3,000,000	6.000	08/20/20		2,944,008

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $11,054,369)				$10,951,632

	U.S. Treasury Obligations – 4.3%
	United States Treasury Inflation Protected Securities
	$2,036,692	1.125%	01/15/21		$2,137,895
	2,006,609	0.375 (g)	07/15/23		1,986,864
	5,289,298	0.625	01/15/24		5,319,024
	1,328,977	1.375	02/15/44		1,422,630

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Notes
$30,000	1.500%	06/30/16	$30,531
7,750,000	1.625 (g)	04/30/19	7,720,860
800,000	2.500	05/15/24	800,488
400,000	2.375	08/15/24	395,344

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,791,867)			$19,813,636

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.6%
Currency Options
Bank of America Securities LLC
Put CNH 25,383,380
Call USD 4,113,000	6.172%	02/18/15	$59,071
Put USD 4,113,000
Call CNH 25,383,380	6.172	02/18/15	12,088
Put CHN 33,911,946
Call USD 5,408,000	6.271	04/14/15	51,279
Put USD5,408,000
Call CHN33,911,946	6.271	04/14/15	55,994
Interest Rate Swaptions
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
$6,000,000	2.550	09/28/15	97,402
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
6,000,000	2.550	09/28/15	91,705
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.940%
3,300,000	2.940	09/29/16	75,284
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.940%
3,300,000	2.940	09/29/16	78,923
Deutsche Bank AG Call OTC - 10 year Interest Rate Swap Strike Price 3.780%
2,200,000	3.780	09/26/16	52,371
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.113%
3,300,000	4.113	04/16/19	274,315
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.113%
3,300,000	4.113	04/16/19	130,476
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.135%
3,000,000	4.135	04/17/19	252,702
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.135%
3,000,000	4.135	04/17/19	116,916
Royal Bank of Canada Call - OTC - 2 year Interest Rate Swap Strike Price 1.916%
68,000,000	1.916	10/23/15	398,011

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Royal Bank of Canada Call - OTC - 10 year Interest Rate Swap Strike Price 3.623%
$31,000,000	3.623%	02/22/16	$537,983
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.783%
6,400,000	2.783	09/30/15	71,200
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.973%
4,800,000	2.973	09/26/16	113,531
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.973%
4,800,000	2.973	09/26/16	110,546

TOTAL OPTIONS PURCHASED
(Cost $3,214,331)			$2,579,797

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $454,444,854)			$455,700,818

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 0.9%
Repurchase Agreement – 0.9%
Joint Repurchase Agreement Account II
$3,900,000	0.012%	10/01/14	$3,900,000
(Cost $3,900,000)

TOTAL INVESTMENTS – 100.6%
(Cost $458,344,854)			$459,600,818

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(2,588,262)

NET ASSETS – 100.0%			$457,012,556

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $77,785,977, which represents approximately 17.0% of net assets as of September 30, 2014.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Guaranteed by a foreign government until maturity.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $6,457,266, which represents approximately 1.4% of net assets as of September 30, 2014.
(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(h)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 118.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	GBP/EUR	12/17/14	$609,133	$16,486
	NOK/EUR	12/17/14	609,133	12,427
	USD/AUD	11/13/14	2,977,994	9,673
	USD/AUD	12/17/14	120,012	4,217
	USD/CAD	12/17/14	134,333	2,880
	USD/CHF	12/17/14	303,622	7,151
	USD/EUR	12/17/14	12,055,011	396,360
	USD/GBP	12/17/14	123,619	610
	USD/JPY	12/17/14	1,218,157	27,843
	USD/MXN	10/31/14	6,695,687	123,614
	USD/MYR	10/03/14	495,025	6,575
	USD/NZD	12/17/14	329,859	17,271
	USD/SEK	12/17/14	244,321	4,110
Barclays Bank PLC	CAD/CHF	12/17/14	647,075	400
	CNH/USD	04/16/15	916,834	10,834
	GBP/USD	12/17/14	1,876,001	8,606
	USD/AUD	12/17/14	1,847,436	75,882
	USD/ILS	12/17/14	652,037	45,219
	USD/INR	10/07/14	1,225,633	19,367
	USD/INR	10/27/14	522,650	8,350
	USD/KRW	10/27/14	924,830	8,920
	USD/NOK	12/17/14	297,030	2,561
	USD/NZD	12/17/14	594,814	23,841
	USD/SEK	12/17/14	875,288	13,822
BNP Paribas SA	EUR/PLN	12/17/14	617,953	1,290
	EUR/USD	12/17/14	1,249,859	170
	GBP/EUR	12/17/14	849,247	19,817
	USD/AUD	12/17/14	2,416,097	64,747
	USD/BRL	10/22/14	608,231	17,769
	USD/CHF	12/17/14	158,633	2,775
	USD/GBP	12/17/14	1,381,889	5,566
	USD/MYR	10/20/14	614,108	9,892
	USD/PLN	11/10/14	397,050	7,079
	USD/RUB	10/27/14	1,224,168	20,832
	USD/TRY	12/17/14	556,253	27,142
Citibank NA (London)	CHF/EUR	12/17/14	609,133	1,824
	GBP/EUR	12/17/14	1,224,584	6,653
	NOK/EUR	12/17/14	1,836,244	24,973
	PHP/USD	10/20/14	312,064	64
	USD/CAD	12/17/14	921,386	13,114
	USD/CHF	12/17/14	2,042,812	41,192
	USD/INR	10/14/14	1,225,526	21,474
	USD/NZD	12/17/14	468,639	28,175
	USD/PHP	10/14/14	304,790	7,210
	USD/SGD	12/17/14	983,171	16,467
	USD/TRY	12/17/14	602,893	20,107
	USD/TWD	10/17/14	1,234,006	12,994
	USD/TWD	10/20/14	1,236,033	10,967

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Credit Suisse International (London)	USD/CAD	11/06/14	$14,066,097	$262,757
	USD/CHF	12/17/14	2,496,872	53,210
	USD/RUB	10/02/14	591,872	31,128
Deutsche Bank AG (London)	CNH/USD	04/16/15	1,371,608	12,608
	RUB/USD	11/17/14	149,096	260
	USD/CNH	12/17/14	2,498,049	9,951
	USD/CNH	04/16/15	633,480	3,042
	USD/CZK	11/10/14	508,378	7,984
	USD/EUR	12/17/14	607,869	15,161
	USD/GBP	10/22/14	19,830,745	299,780
	USD/INR	10/07/14	512,486	2,444
	USD/KRW	10/14/14	1,221,384	25,616
	USD/MXN	12/17/14	1,234,458	16,542
	USD/MYR	10/07/14	1,391,110	39,890
	USD/NZD	12/17/14	2,422,627	48,681
	USD/PHP	10/14/14	304,850	7,150
	USD/PHP	10/20/14	615,333	8,667
	USD/RUB	10/02/14	150,375	11
	USD/RUB	11/17/14	537,324	38,257
	USD/SEK	12/17/14	734,208	13,926
	USD/TWD	10/20/14	75,038	526
HSBC Bank PLC	GBP/USD	12/17/14	628,574	5,376
	SEK/EUR	12/17/14	1,252,387	457
	TWD/USD	10/20/14	622,389	389
	USD/BRL	10/27/14	414,313	6,515
	USD/CNH	12/17/14	2,486,365	2,635
	USD/GBP	12/17/14	1,654,108	38,317
	USD/JPY	12/17/14	610,623	13,377
	USD/KRW	10/22/14	184,646	2,340
	USD/KRW	10/23/14	432,397	5,603
	USD/NOK	12/17/14	439,882	5,819
	USD/NZD	12/17/14	468,639	29,950
	USD/SGD	12/17/14	1,416,627	26,619
	USD/TRY	12/17/14	592,556	29,898
JPMorgan Chase Bank (London)	MXN/USD	12/17/14	624,056	2,056
	SEK/EUR	12/17/14	2,311,418	8,419
	USD/EUR	10/30/14	122,571,639	3,161,001
	USD/EUR	12/17/14	617,979	5,168
	USD/IDR	10/31/14	415,416	8,377
	USD/INR	10/29/14	921,848	11,152
	USD/JPY	12/17/14	2,727,481	122,916
	USD/MXN	12/17/14	3,187,224	55,576
	USD/RUB	10/20/14	304,601	8,399
	USD/RUB	11/17/14	526,140	33,632
	USD/TRY	12/17/14	1,197,635	48,365
Morgan Stanley & Co. International PLC	TWD/USD	10/17/14	1,248,663	663
	USD/AUD	12/17/14	852,147	29,298
	USD/ILS	12/17/14	1,058,889	64,956
	USD/TRY	12/17/14	563,591	28,116
Royal Bank of Canada	USD/AUD	12/17/14	1,232,862	4,552
	USD/CAD	12/17/14	3,235,160	26,892
	USD/EUR	10/30/14	437,109	10,020

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Royal Bank of Canada (continued)	USD/EUR	12/17/14	$145,223	$3,615
	USD/GBP	10/22/14	1,183,579	13,416
	USD/JPY	12/17/14	620,769	4,731
	USD/ZAR	10/31/14	2,355,151	73,102
Royal Bank of Scotland PLC	USD/EUR	12/17/14	608,501	15,444
	USD/GBP	12/17/14	1,380,270	6,692
	USD/JPY	12/17/14	598,399	2,606
	USD/TRY	12/17/14	1,223,074	27,926
Standard Chartered Bank	USD/AUD	12/17/14	2,273,750	92,564
	USD/CNH	12/17/14	2,486,902	8,098
	USD/EUR	12/17/14	607,869	16,633
	USD/KRW	10/31/14	3,992,026	119,306
	USD/TRY	12/17/14	542,245	27,824
State Street Bank and Trust	AUD/USD	12/17/14	1,247,664	5,941
	EUR/NOK	12/17/14	185,362	72
	EUR/USD	10/30/14	474,107	1,941
	GBP/JPY	12/17/14	172,863	574
	USD/CHF	12/17/14	2,300,665	49,977
	USD/EUR	10/30/14	30,892,368	220,925
	USD/EUR	12/17/14	315,100	7,453
	USD/GBP	10/22/14	474,900	2,839
	USD/GBP	12/17/14	581,301	1,548
	USD/JPY	12/17/14	2,069,272	43,728
	USD/NZD	12/17/14	411,402	25,971
	USD/SEK	12/17/14	677,999	10,207
UBS AG (London)	CAD/CHF	12/17/14	132,271	599
	NZD/USD	12/17/14	1,239,195	3,784
	USD/BRL	10/14/14	1,230,829	13,171
	USD/CAD	12/17/14	279,107	5,988
	USD/EUR	12/17/14	1,525,580	27,015
	USD/GBP	10/22/14	755,372	931
	USD/GBP	12/17/14	297,056	490
	USD/HUF	12/17/14	902,408	22,518
	USD/JPY	11/07/14	47,805,191	178,776
	USD/JPY	12/17/14	344,514	14,476
Westpac Banking Corp.	AUD/JPY	12/17/14	269,540	870
	AUD/USD	12/17/14	1,860,612	4,722
	EUR/CAD	12/17/14	347,217	924
	GBP/USD	12/17/14	648,229	3,843
	USD/AUD	12/17/14	4,143,185	181,465
	USD/CAD	12/17/14	216,390	5,748
	USD/EUR	10/30/14	800,264	18,382
	USD/EUR	12/17/14	1,829,925	43,341
	USD/GBP	12/17/14	216,621	5,536
	USD/JPY	12/17/14	272,817	11,666
	USD/MYR	10/20/14	589,517	11,516
	USD/NZD	12/17/14	1,250,038	76,235
	USD/SGD	12/17/14	1,236,384	23,329
TOTAL				$7,362,214

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/GBP	12/17/14	$1,216,447	$(18,402)
	EUR/USD	12/17/14	3,074,729	(49,778)
	HUF/USD	12/17/14	615,323	(11,677)
Barclays Bank PLC	EUR/PLN	12/17/14	1,230,610	(8,554)
	EUR/USD	12/17/14	610,396	(14,210)
	ILS/USD	12/17/14	310,601	(9,414)
	INR/USD	10/07/14	2,040,407	(14,476)
	INR/USD	10/27/14	930,733	(16,855)
	JPY/SEK	12/17/14	121,734	(2,397)
	JPY/USD	12/17/14	1,402,807	(34,966)
	MYR/USD	10/07/14	972,471	(27,973)
	MYR/USD	10/20/14	497,260	(740)
	MYR/USD	10/29/14	308,851	(2,149)
	NOK/USD	12/17/14	173,176	(675)
	NZD/USD	12/17/14	582,422	(34,534)
	PLN/USD	12/17/14	701,887	(23,064)
	TWD/USD	10/27/14	622,847	(4,153)
	USD/CNH	04/16/15	924,590	(1,019)
BNP Paribas SA	AUD/USD	12/17/14	1,379,413	(49,607)
	CAD/USD	12/17/14	328,457	(6,458)
	ILS/USD	12/17/14	924,056	(11,944)
	INR/USD	10/14/14	303,491	(4,130)
	JPY/USD	12/17/14	2,435,881	(58,119)
	PLN/USD	12/17/14	707,587	(16,322)
Citibank NA (London)	AUD/USD	12/17/14	1,830,139	(36,959)
	EUR/CHF	12/17/14	1,210,142	(723)
	EUR/GBP	12/17/14	620,548	(7,624)
	IDR/USD	10/31/14	415,416	(16,353)
	ILS/USD	12/17/14	546,250	(13,750)
	MXN/USD	12/17/14	1,195,837	(16,146)
	MYR/USD	10/03/14	88,408	(2,125)
	NOK/EUR	12/17/14	1,252,387	(1,848)
	NZD/USD	12/17/14	598,686	(23,718)
	PHP/USD	10/29/14	309,810	(1,190)
Credit Suisse International (London)	EUR/CHF	12/17/14	1,253,085	(698)
	RUB/USD	10/02/14	583,391	(38,609)
	RUB/USD	10/27/14	1,219,207	(35,793)
Deutsche Bank AG (London)	AUD/USD	12/17/14	1,192,812	(46,586)
	EUR/USD	12/17/14	3,580,233	(72,598)
	IDR/USD	11/03/14	622,986	(1,014)
	INR/USD	10/07/14	512,486	(2,247)
	INR/USD	10/29/14	509,287	(3,727)
	PHP/USD	10/20/14	621,587	(413)
	PLN/USD	12/17/14	526,436	(18,888)
	RUB/USD	10/02/14	158,855	(8,340)
	USD/CNH	04/16/15	1,363,852	(4,852)
	USD/GBP	10/22/14	588,339	(3,909)
HSBC Bank PLC	EUR/USD	12/17/14	1,580,465	(21,008)
	INR/USD	10/27/14	860,501	(13,295)
	MXN/USD	12/17/14	1,184,536	(15,048)
	NOK/USD	12/17/14	132,957	(2,538)
	RUB/USD	10/17/14	302,989	(9,011)

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC (continued)	SGD/USD	12/17/14	$1,158,314	$(9,686)
	USD/GBP	12/17/14	1,247,427	(4,012)
JPMorgan Chase Bank (London)	EUR/GBP	12/17/14	1,251,000	(33,999)
	EUR/NOK	12/17/14	1,234,152	(17,151)
	MYR/USD	10/03/14	426,652	(9,289)
	MYR/USD	10/07/14	500,102	(8,914)
	MYR/USD	10/20/14	309,899	(1,101)
	NOK/USD	12/17/14	647,879	(8,498)
	RUB/USD	11/17/14	247,621	(10,164)
	SEK/USD	12/17/14	1,223,929	(22,071)
	TRY/USD	12/17/14	471,936	(10,064)
	USD/MXN	12/17/14	1,872,056	(4,056)
Merrill Lynch International Bank Ltd.	EUR/USD	10/30/14	480,749	(9,667)
Morgan Stanley & Co. International PLC	AUD/USD	12/17/14	1,192,812	(45,648)
	BRL/USD	10/14/14	415,642	(18,167)
	BRL/USD	10/27/14	613,644	(13,356)
	CHF/USD	12/17/14	610,909	(13,091)
	EUR/CHF	12/17/14	1,226,821	(973)
	EUR/HUF	12/17/14	311,711	(5,881)
	EUR/USD	12/17/14	3,717,351	(19,486)
	INR/USD	10/27/14	866,833	(14,040)
	KRW/USD	10/27/14	614,937	(12,063)
Royal Bank of Canada	AUD/USD	12/17/14	120,654	(3,378)
	CAD/USD	12/17/14	2,202,035	(40,426)
	EUR/USD	10/30/14	361,309	(1,384)
	EUR/USD	12/17/14	1,224,584	(23,033)
	GBP/USD	12/17/14	1,231,227	(19,885)
	JPY/USD	12/17/14	1,189,315	(55,685)
	MXN/USD	12/17/14	2,429,430	(46,265)
	NOK/USD	12/17/14	172,417	(533)
	USD/GBP	10/22/14	399,064	(980)
Royal Bank of Scotland PLC	EUR/USD	10/30/14	1,139,528	(28,074)
	NZD/USD	12/17/14	595,588	(25,510)
	TRY/USD	12/17/14	2,989,359	(94,583)
	USD/TRY	12/17/14	624,267	(2,267)
Standard Chartered Bank	CNH/USD	12/17/14	2,475,546	(13,454)
	INR/USD	10/14/14	1,778,540	(19,642)
	JPY/USD	12/17/14	2,706,272	(96,728)
	KRW/USD	10/14/14	623,632	(368)
	MXN/USD	12/17/14	2,095,207	(42,574)
	PLN/USD	12/17/14	663,699	(21,044)
	TRY/USD	12/17/14	615,255	(11,745)
State Street Bank and Trust	AUD/SEK	12/17/14	161,336	(602)
	AUD/USD	12/17/14	1,883,728	(52,603)
	CAD/JPY	12/17/14	135,892	(538)
	CAD/USD	12/17/14	121,203	(2,429)
	EUR/GBP	12/17/14	609,656	(10,634)
	EUR/USD	12/17/14	1,220,793	(26,709)
	GBP/JPY	12/17/14	160,848	(283)
	GBP/USD	12/17/14	1,226,367	(16,339)
	JPY/USD	12/17/14	2,328,007	(22,350)
	NZD/GBP	12/17/14	136,061	(3,071)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
State Street Bank and Trust (continued)	NZD/JPY	12/17/14	$197,849	$(5,598)
	NZD/USD	12/17/14	166,888	(6,795)
UBS AG (London)	AUD/USD	12/17/14	1,159,446	(44,083)
	BRL/USD	10/14/14	1,170,539	(75,461)
	CHF/USD	12/17/14	1,020,976	(24,168)
	INR/USD	10/07/14	923,345	(15,145)
	JPY/USD	12/17/14	808,858	(9,383)
	NOK/USD	12/17/14	132,252	(3,083)
	PLN/USD	12/17/14	1,031,729	(21,271)
	RUB/USD	11/17/14	647,779	(46,662)
	SEK/USD	12/17/14	145,247	(2,779)
Westpac Banking Corp.	AUD/NOK	12/17/14	208,229	(484)
	AUD/USD	12/17/14	3,489,627	(96,342)
	INR/USD	10/14/14	484,646	(6,674)
	NZD/EUR	12/17/14	147,105	(538)
	NZD/GBP	12/17/14	122,859	(771)
	NZD/USD	12/17/14	2,997,785	(135,846)
TOTAL				$(2,310,202)

FORWARD SALES CONTRACTS — At September 30, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $10,846,563)	3.000%	TBA-30yr	10/14/2014	$(11,000,000)	$(10,841,016)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	11	December 2014	$1,163,433	$9,863
Eurodollars	(160)	December 2016	(31,735,636)	15,049
Eurodollars	(72)	March 2017	(17,563,500)	36,579
Euro Buxl 30 Year Bonds	2	December 2014	359,717	1,310
French 10 Year Government Bonds	22	December 2014	3,994,397	49,706
Japan 10 Year Government Bonds	(9)	December 2014	(11,967,723)	(12,889)
Ultra Long U.S. Treasury Bonds	52	December 2014	7,930,000	(104,564)
2 Year German Euro-Schatz	(47)	December 2014	(6,589,631)	(6,610)
5 Year German Euro-Bobl	(7)	December 2014	(1,130,986)	(3,195)
10 Year German Euro-Bund	65	December 2014	12,290,112	65,189
10 Year U.K. Long Gilt	20	December 2014	3,668,339	(12,214)
2 Year U.S. Treasury Notes	185	December 2014	40,486,094	(313)
5 Year U.S. Treasury Notes	(758)	December 2014	(89,639,422)	229,672
10 Year U.S. Treasury Notes	92	December 2014	11,466,937	8,907
20 Year U.S. Treasury Bonds	(13)	December 2014	(1,792,781)	(23,183)
TOTAL				$253,307

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	$	6,080	(a)	03/10/26	3.210%	3 month LIBOR	$40,575
UBS AG (London)	CHF	5,400		01/06/17	2.105	6 month CHFOR	353,980
TOTAL							$394,555

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPY	798,500	(a)	12/17/16	0.250%	6 month JYOR	$10,639	$(1,105)
	$3,640	(a)	12/17/16	1.000	3 month LIBOR	(186)	(259)
	2,600	(a)	02/01/17	3 month LIBOR	1.625%	(559)	1,324
	9,800	(a)	08/04/17	3 month LIBOR	2.195	(8,314)	5,101
GBP	4,140	(a)	09/12/17	6 month GBP	2.250	9,129	(11,389)
	$30,710	(a)	10/27/17	1.416	3 month LIBOR	(261,485)	(4,360)
JPY	303,800	(a)	12/17/17	0.250	6 month JYOR	4,688	(580)
GBP	1,820	(a)	12/17/17	1.750	6 month GBP	2,859	1,062
JPY	1,045,430	(a)	02/12/19	6 month JYOR	0.420	(170,205)	126,553
	$3,300	(a)	08/29/19	3.520	3 month LIBOR	8	77,907
	3,300	(a)	08/29/19	3.560	3 month LIBOR	8	81,664
JPY	700,150	(a)	12/17/19	0.250	6 month JYOR	(8,326)	(3,885)
EUR	13,280	(a)	12/17/19	1.000	6 month EURO	405,319	24,899
GBP	1,590	(a)	12/17/19	2.250	6 month GBP	20,847	(11)
	$16,360	(a)	12/17/19	3 month LIBOR	2.250	(118,391)	(22,290)
SEK	83,000	(a)	12/17/19	3 month STIBOR	1.250	(101,141)	26,446
NZD	20,110	(a)	12/17/19	4.500	3 month NZDOR	(44,430)	107,128
AUD	9,200	(a)	12/17/19	6 month AUDOR	3.750	(89,908)	(48,481)
	$2,300	(a)	10/02/20	2.532	3 month LIBOR	12	—
GBP	1,890	(a)	02/05/21	2.840	6 month GBP	(28,702)	77,260
	$14,900	(a)	08/04/21	3.025	3 month LIBOR	51,148	29,881
	1,700	(a)	08/27/21	3 month LIBOR	3.095	10	(87,773)
	1,700	(a)	08/27/21	3 month LIBOR	3.133	10	(91,928)
GBP	4,210	(a)	09/12/21	2.680	6 month GBP	(54,709)	62,638
	940	(a)	12/17/21	2.500	6 month GBP	22,541	(4,045)
	$31,310	(a)	12/17/21	3 month LIBOR	2.500	(75,505)	(98,141)
JPY	1,475,790	(a)	02/12/22	1.080	6 month JYOR	(224,449)	363,958
	482,835	(a)	12/19/23	1.250	6 month JYOR	68,934	8,473
SEK	19,300	(a)	12/19/23	3 month STIBOR	3.500	(227,177)	86,675
CAD	14,335	(a)	12/19/23	4.000	6 month CDOR	387,976	84,255
	$10,955	(a)	12/19/23	4.500	3 month LIBOR	411,144	118,746
AUD	105	(a)	12/19/23	6 month AUDOR	5.500	(3,971)	(223)
CHF	7,370	(a)	12/19/23	6 month CHFOR	2.500	(501,727)	29,290

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	10,805	(a)	12/19/23	6 month EURO	3.250%	$(1,536,378)	$482,497
GBP	1,840	(a)	12/19/23	6 month GBP	3.750	(109,172)	8,658
	$7,500	(a)	01/30/24	4.252%	3 month LIBOR	100,294	176,959
	1,930	(a)	04/04/24	4.000	3 month LIBOR	(9,970)	58,310
	7,500		06/12/24	3 month LIBOR	2.808	53	(182,954)
	8,320	(a)	09/17/24	4.500	6 month AUDOR	(29,587)	41,324
GBP	5,370	(a)	09/17/24	6 month GBP	3.250	(36,297)	(38,531)
JPY	75,360	(a)	12/17/24	0.750	6 month JYOR	2,411	2,103
	$16,740	(a)	12/17/24	3 month LIBOR	3.000	(283,014)	(125,575)
SEK	14,080	(a)	12/17/24	3 month STIBOR	1.750	5,119	3,166
CAD	2,790	(a)	12/17/24	3.000	6 month CDOR	114,620	(39,013)
AUD	5,340	(a)	12/17/24	4.500	6 month AUDOR	187,676	56,732
NZD	6,320	(a)	12/17/24	5.000	3 month NZDOR	107,957	49,641
EUR	3,940	(a)	12/17/24	6 month EURO	2.000	(435,144)	41,970
GBP	4,190	(a)	12/17/24	6 month GBP	3.000	(274,862)	(4,082)
NOK	51,170	(a)	12/18/24	3 month NIBOR	3.500	(74,638)	(38,294)
GBP	6,500	(a)	12/18/24	3.250	6 month GBP	52,865	27,466
EUR	8,600	(a)	12/18/24	6 month EURO	2.000	16,412	(53,482)
JPY	1,170,910	(a)	02/14/25	6 month JYOR	1.720	(182,025)	56,013
	2,028,750	(a)	05/09/25	6 month JYOR	1.650	41,027	(197,776)
	$11,560	(a)	02/24/26	3.123	3 month LIBOR	(696,982)	697,115
	8,000	(a)	08/04/26	3 month LIBOR	3.409	(44,617)	(76,451)
GBP	2,280	(a)	09/12/26	6 month GBP	2.980	35,480	(58,534)
	$700	(a)	09/28/26	3.280	3 month LIBOR	6	942
JPY	1,241,660	(a)	05/09/27	1.880	6 month JYOR	(36,883)	214,922
	$2,010	(a)	12/17/34	3 month LIBOR	3.500	(79,164)	(31,591)
GBP	1,050	(a)	02/05/36	6 month GBP	3.500	5,495	(135,241)
	$2,400	(a)	01/30/39	3 month LIBOR	4.370	(91,515)	(161,614)
EUR	2,140	(a)	12/17/44	2.500	6 month EURO	491,389	(122,361)
	$5,950	(a)	12/17/44	3.500	3 month LIBOR	186,458	131,631
GBP	6,940	(a)	12/17/44	6 month GBP	3.250	(880,595)	53,319
	TOTAL					$(3,977,494)	$1,776,059

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$5,400	1.000%	06/20/16	0.227%	$2,651	$71,064
Morgan Stanley Capital Services, Inc.		2,650	1.000	06/20/16	0.227	1,244	34,932
TOTAL						$3,895	$105,996

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Referenced Obligation	Notional Amount (000s)		Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 22		$5,250	(1.000)%	06/20/19	0.644%	$(81,219)	$(4,443)
iTraxx Europe Index Series 21	EUR	4,650	(1.000)	06/20/19	0.627	(99,041)	(3,885)
TOTAL						$(180,260)	$(8,328)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At September 30, 2014, the Fund had the following written options:

CURRENCY WRITTEN OPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Value
Deutsche Bank AG	Put USD/Call INR Strike Price 60.350%	$1,251	10/21/14	60.350%	$(271)
	Call USD/Put CNH Strike Price 6.172%	4,113	02/18/15	6.172	(59,071)
	Put USD/Call CNH Strike Price 6.172%	4,113	02/18/15	6.172	(12,088)
TOTAL (Premium Received $111,617)		$9,477			$(71,430)

CURRENCY WRITTEN OPTIONS CONTRACTS — For the period ended September 30, 2014, the Fund had the following written options activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2014	$—	$—
Contracts Written	19,082	137,919
Contracts Bought to Close	—	—
Contracts Expired	(9,605)	(26,302)
Contracts Outstanding September 30, 2014	$9,477	$111,617

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 11.7%
	Automotive – 0.2%
	Chrysler Group LLC/CG Co-Issuer, Inc.(a)
	$40,700,000	8.000%		06/15/19	$43,142,000
	General Motors Co.
	2,200,000	3.500		10/02/18	2,233,000
	17,875,000	4.875		10/02/23	18,768,750

					64,143,750

	Banks – 2.6%
	Abbey National Treasury Services PLC(b)
GBP	1,800,000	2.161		02/16/15	2,934,954
	ABN AMRO Bank NV(a)(b)
	2,940,000	5.000		02/17/49	4,837,674
EUR	21,765,000	4.310		03/10/49	27,895,693
	Banco Nacional de Costa Rica
	$3,100,000	6.250	(c)	11/01/23	3,107,750
	2,810,000	6.250		11/01/23	2,817,025
	Banco Santander SA(a)(b)
	25,800,000	6.375		05/19/49	24,381,000
	Bank of America Corp.(a)(b)
EUR	15,200,000	0.922		03/28/18	18,986,225
	$54,950,000	5.125		06/17/49	53,232,813
	40,500,000	6.250		09/05/49	40,095,000
	Bank of Scotland PLC(a)(b)
GBP	12,330,000	7.281		05/31/49	22,587,323
	8,621,000	7.286		05/31/49	14,845,379
	Barclays Bank PLC(a)(b)
EUR	7,400,000	6.500		09/15/49	8,974,393
	$2,850,000	6.625		09/15/49	2,693,250
GBP	6,800,000	7.000		09/15/49	10,420,928
EUR	19,450,000	4.875		12/15/49	23,995,656
	Citigroup, Inc.(a)(b)
	$55,450,000	6.300		05/15/49	54,826,187
	Credit Agricole SA(a)(b)(c)
	15,150,000	7.875		01/23/49	15,301,500
	Credit Suisse Group AG(a)(b)(c)
	35,475,000	7.500		12/11/49	37,291,320
	20,050,000	6.250		12/18/49	19,398,375
	Deutsche Bank AG(a)(b)
EUR	17,500,000	6.000		04/30/49	21,334,022
	Intesa Sanpaolo SpA(c)
	$52,550,000	5.017		06/26/24	51,046,291
	KBC Groep NV(a)(b)
EUR	15,900,000	5.625		03/19/49	19,231,438
	Lloyds Bank PLC(a)(b)
	$17,730,000	9.875		12/16/21	20,588,963
	Lloyds Banking Group PLC(a)(b)
	17,655,000	6.413	(c)	01/29/49	18,879,904
	2,956,000	6.657	(c)	01/29/49	3,198,037
GBP	8,200,000	7.000		06/27/49	13,092,294
	$3,300,000	7.500		06/27/49	3,399,000
	Northern Rock Asset Management PLC(c)
	10,354,000	5.625		06/22/17	11,494,971
	PNC Preferred Funding Trust II(a)(b)(c)
	102,900,000	1.457		03/29/49	98,912,625
	Sparebank 1 Boligkreditt AS(c)
	13,400,000	1.750		11/15/19	13,040,734

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Stadshypotek AB(c)
	$8,100,000	1.875%		10/02/19	$7,965,218

					670,805,942

	Building Materials(a) – 0.3%
	HD Supply, Inc.
	53,975,000	8.125		04/15/19	58,293,000
	14,225,000	11.000		04/15/20	16,145,375

					74,438,375

	Consumer Cyclical Services(a) – 0.5%
	Equinix, Inc.
	20,725,000	7.000		07/15/21	22,072,125
	First Data Corp.(c)
	56,325,000	7.375		06/15/19	59,141,250
	36,150,000	8.875		08/15/20	38,725,687

					119,939,062

	Consumer Products – Household & Leisure – 0.1%
	Alphabet Holding Co., Inc.(a)(d)
	11,450,000	7.750		11/01/17	11,249,625
	Avon Products, Inc.
	10,025,000	4.600		03/15/20	10,238,145

					21,487,770

	Energy – 0.8%
	Gazprom Neft OAO Via GPN Capital SA(c)
	27,950,000	6.000		11/27/23	26,273,000
	GPN Capital SA for Gazprom
	10,748,000	4.375		09/19/22	9,216,410
	Halcon Resources Corp.(a)
	41,125,000	9.750		07/15/20	41,536,250
	48,809,000	8.875		05/15/21	48,320,910
	Offshore Drilling Holding SA(a)(c)
	3,815,000	8.375		09/20/20	4,039,131
	Seadrill Ltd.(c)
	54,071,000	6.125		09/15/17	53,868,234
	Transocean, Inc.
	31,243,000	6.800		03/15/38	29,989,094

					213,243,029

	Energy – Exploration & Production(a) – 0.5%
	Kodiak Oil & Gas Corp.
	72,689,000	8.125		12/01/19	78,140,675
	MEG Energy Corp.(c)
	40,700,000	7.000		03/31/24	42,124,500
	Pacific Rubiales Energy Corp.(c)
	20,900,000	5.375		01/26/19	21,056,750

					141,321,925

	Food & Beverage(a) – 0.3%
	Bumble Bee Acquisition Corp.(c)
	41,625,000	9.000		12/15/17	43,602,188
	Olam International Ltd.
	8,780,000	6.750		01/29/18	9,098,275
	Post Holdings, Inc.
	22,475,000	7.375		02/15/22	22,362,625

					75,063,088

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
	Gaming(a) – 0.1%
	Caesars Entertainment Operating Co., Inc.
	$27,600,000	9.000%		02/15/20	$21,183,000

	Health Care – Services(a) – 0.0%
	CHS/Community Health Systems, Inc.
	3,200,000	8.000		11/15/19	3,416,000

	Home Construction(a) – 0.0%
	Beazer Homes USA, Inc.
	2,350,000	9.125		05/15/19	2,461,625

	Media – Cable(a) – 0.1%
	Virgin Media Finance PLC
	24,201,000	8.375		10/15/19	25,217,442

	Media – Non Cable(a)(c) – 0.3%
	Getty Images, Inc.
	20,104,000	7.000		10/15/20	14,826,700
	Univision Communications, Inc.
	67,651,000	8.500		05/15/21	71,710,060

					86,536,760

	Metals & Mining – 0.4%
	CITIC Ltd.
	83,550,000	6.800		01/17/23	96,160,043

	Noncaptive – Financial – 0.1%
	General Electric Capital Corp.
MXN	48,000,000	8.500		04/06/18	3,956,368
	GEO Maquinaria(a)(c)
	$1,514,838	9.625		05/02/21	424,155
	Nuveen Investments, Inc.
	11,975,000	5.500		09/15/15	12,244,437

					16,624,960

	Packaging(a) – 2.1%
	Ardagh Packaging Finance PLC
	115,304,000	9.125	(c)	10/15/20	124,869,085
EUR	19,775,000	9.250		10/15/20	26,741,436
	Berry Plastics Corp.
	$44,266,000	9.750		01/15/21	49,024,595
	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is(c)
	33,633,000	5.625		12/15/16	33,212,588
	Reynolds Group Issuer, Inc.
	91,125,000	9.000		04/15/19	94,997,812
	28,100,000	7.875		08/15/19	29,786,000
	129,978,000	9.875		08/15/19	139,888,822
	Sealed Air Corp.(c)
	54,075,000	8.125		09/15/19	58,130,625

					556,650,963

	Pipelines – 0.4%
	Enterprise Products Operating LLC(a)(b)
	22,300,000	8.375		08/01/66	24,474,250
	1,850,000	7.000		06/01/67	1,933,250
	16,275,000	7.034		01/15/68	18,390,750
	Sabine Pass LNG LP
	60,200,000	7.500		11/30/16	64,037,750

					108,836,000

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
	Property/Casualty Insurance(a)(b) – 0.1%
	ING Capital Funding Trust III
	$12,250,000	3.833%		12/29/49	$12,188,750
	The Chubb Corp.
	11,794,000	6.375		03/29/67	12,914,430

					25,103,180

	Real Estate Investment Trusts(c) – 0.1%
	Realogy Group LLC(a)
	12,250,000	7.875		02/15/19	12,847,187
	Trust F/1401
	18,700,000	5.250		12/15/24	19,513,450
	300,000	6.950		01/30/44	328,500

					32,689,137

	Restaurants(a)(c) – 0.2%
	New Red Finance, Inc.
	62,000,000	6.000		04/01/22	61,535,000

	Retailers – 0.1%
	Best Buy Co., Inc.
	8,450,000	5.000		08/01/18	8,745,750
	The Men’s Wearhouse, Inc.(a)(c)
	5,550,000	7.000		07/01/22	5,633,250

					14,379,000

	Retailers – Food & Drug(a) – 0.2%
	BI-LO LLC/BI-LO Finance Corp.(c)
	46,255,000	8.625	(d)	09/15/18	42,207,687
	14,150,000	9.250		02/15/19	13,937,750
	Rite Aid Corp.
	9,250,000	8.000		08/15/20	9,885,938

					66,031,375

	Services Cyclical – Rental Equipment(a)(c) – 0.2%
	Algeco Scotsman Global Finance PLC
	46,600,000	10.750		10/15/19	44,503,000

	Technology(a) – 0.1%
	CDW LLC/CDW Finance Corp.
	23,356,000	8.500		04/01/19	24,757,360

	Telecommunications – Cellular – 0.1%
	America Movil SAB de CV
MXN	256,740,000	6.000		06/09/19	19,249,431

	Transportation Services(a)(c) – 0.1%
	Aguila 3 SA
	$12,800,000	7.875		01/31/18	13,088,000

	Water Utilities – 0.1%
	Anglian Water Osprey Financing PLC
GBP	15,944,000	7.000		01/31/18	27,719,393

	Wireless Telecommunications – 1.1%
	Intelsat Jackson Holdings SA(a)
	$29,180,000	7.250		04/01/19	30,639,000
	Softbank Corp.
	95,650,000	4.500	(c)	04/15/20	94,932,625
EUR	39,850,000	4.625		04/15/20	54,154,313
	Sprint Communications, Inc.
	$2,750,000	11.500		11/15/21	3,506,250

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
	Sprint Corp.(c)
	$92,675,000	7.875%	09/15/23	$98,467,187

				281,699,375

	Wirelines Telecommunications(a) – 0.5%
	Level 3 Communications, Inc.
	36,935,000	8.875	06/01/19	39,428,112
	Level 3 Financing, Inc.
	46,550,000	9.375	04/01/19	49,808,500
	9,850,000	8.125	07/01/19	10,490,250
	30,075,000	8.625	07/15/20	32,556,188

				132,283,050

	TOTAL CORPORATE OBLIGATIONS
	(Cost $3,119,611,384)			$3,040,567,035

	Mortgage-Backed Obligations – 14.2%
	Adjustable Rate Non-Agency(b) – 3.1%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A1
GBP	1,883,988	0.926%	09/20/66	$3,009,776
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A2
EUR	7,661,546	0.442	09/20/66	9,540,250
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$4,647,167	0.573	09/20/66	4,575,921
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	38,735,686	0.453	09/20/66	37,960,139
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	12,374,502	0.382	09/20/66	15,368,745
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A2
GBP	7,351,910	0.866	09/20/66	11,715,355
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	$34,552,682	0.473	09/20/66	33,890,321
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2
EUR	6,851,646	0.342	09/20/66	8,494,716
	American Home Mortgage Assets Trust Series 2006-2, Class 2A1
	$11,994,695	0.345	09/25/46	8,733,338
	American Home Mortgage Assets Trust Series 2006-6, Class A1A
	6,624,254	0.345	12/25/46	4,685,335
	American Home Mortgage Investment Trust Series 2005-3, Class 2A4
	6,100,000	1.954	09/25/35	3,716,561
	American Home Mortgage Investment Trust Series 2006-3, Class 11A1
	209,450	0.335	12/25/46	173,613
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1
	5,573,261	0.385	03/25/47	3,581,935
	Banc of America Funding Corp. Series 2006-H, Class 6A1
	32,166,462	0.346	10/20/36	23,461,478
	Bear Stearns Mortgage Funding Series 2007-AR1, Class 1A1
	7,093,167	0.315	01/25/37	5,434,075
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	4,913,341	0.355	09/25/47	3,973,419

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(c)
	7,590,168	0.355	10/25/36	6,743,864
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(c)
	38,532,766	0.305	12/25/46	32,382,936
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A1(c)
	22,946,593	0.285	04/25/47	18,188,417
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(c)
	19,542,612	0.285	08/25/47	15,500,355
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-4A, Class A1(c)
	12,584,884	0.285	11/25/47	10,009,853
	Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
	6,335,951	2.644	11/25/36	5,156,756
	Countrywide Alternative Loan Trust Series 2005-16, Class A1
	6,235,559	1.763	06/25/35	5,508,493
	Countrywide Alternative Loan Trust Series 2005-61, Class 1A1
	778,029	0.415	12/25/35	678,208
	Countrywide Alternative Loan Trust Series 2005-76, Class 1A1
	2,579,319	1.598	01/25/36	2,410,374
	Countrywide Alternative Loan Trust Series 2005-81, Class A1
	9,528,960	0.435	02/25/37	7,592,676
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	1,426,540	0.655	05/25/35	1,219,979
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	5,044,757	0.325	11/25/36	4,433,599
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	431,534	0.366	03/20/46	331,591
	Countrywide Alternative Loan Trust Series 2007-19, Class 1A11
	14,524,605	0.655	08/25/37	9,824,382
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	7,577,533	0.365	08/25/47	6,178,878
	Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	35,074,010	1.498	11/25/47	26,673,785
	Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1
	12,843,214	0.285	03/25/47	8,570,277
	Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
	12,476,204	0.365	04/25/47	9,566,753
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2005-3, Class 1A1
	9,879,486	0.465	04/25/35	7,570,650
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2006-OA5, Class 1A1
	4,963,818	0.355	04/25/46	4,058,418
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A
	4,181,737	0.355	08/25/47	3,602,148
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B
	5,218,808	0.375	08/25/47	4,522,619

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
	Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
	$12,127,685	0.486%	09/19/45	$8,918,700
	Eurosail Prime-UK PLC Series 2007-PR1X, Class A1
GBP	18,759,034	0.952	09/13/45	29,292,779
	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1
	$2,006,794	0.335	01/25/37	1,476,198
	HarborView Mortgage Loan Trust Series 2006-11, Class A1A
	8,038,883	0.326	12/19/36	5,643,700
	HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A
	2,336,694	0.356	09/19/46	1,843,885
	Impac Secured Assets Trust Series 2006-5, Class 1A1B
	28,141,305	0.355	02/25/37	20,734,215
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1
	6,769,575	0.415	06/25/35	5,934,886
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	1,276,560	2.401	08/25/35	1,090,759
	Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	5,120,388	4.427	11/25/35	4,380,815
	Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
	9,109,117	0.335	02/25/37	6,384,024
	Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	8,924,134	2.822	03/25/37	8,149,411
	Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	9,291,011	0.335	07/25/37	7,888,997
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	9,250,841	2.677	05/25/36	7,299,314
	JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A1
	8,573,750	0.315	10/25/36	7,027,041
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	10,531,990	0.472	09/21/38	13,892,637
	Lehman XS Trust Series 2005-5N, Class 1A1
	$23,978,059	0.455	11/25/35	20,697,860
	Lehman XS Trust Series 2005-5N, Class 3A1A
	1,494,017	0.455	11/25/35	1,291,876
	Lehman XS Trust Series 2005-7N, Class 1A1A
	12,453,786	0.425	12/25/35	11,020,355
	Lehman XS Trust Series 2005-9N, Class 1A1
	5,837,548	0.425	02/25/36	4,901,205
	Lehman XS Trust Series 2006-GP1, Class A2A
	675,110	0.325	05/25/46	660,325
	Lehman XS Trust Series 2007-12N, Class 2A1
	5,453,835	0.335	07/25/37	3,757,692
	Lehman XS Trust Series 2007-15N, Class 4A1
	11,040,559	1.055	08/25/47	7,899,520
	Lehman XS Trust Series 2007-16N, Class 2A2
	14,706,520	1.005	09/25/47	12,471,129
	Lehman XS Trust Series 2007-4N, Class 3A2A
	6,857,799	0.906	03/25/47	5,844,902

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
	Lehman XS Trust Series 2007-5H, Class 3A4
	9,744,765	2.896	05/25/37	6,338,282
	Luminent Mortgage Trust Series 2007-2, Class 2A1
	2,326,703	0.385	05/25/37	1,612,173
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
	11,795,034	0.918	12/25/46	8,637,503
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	4,675,580	0.968	12/25/46	3,585,702
	Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
	5,383,399	0.305	03/25/47	4,610,540
	Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
	2,056,699	0.355	05/25/47	1,579,545
	Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
	9,190,821	0.465	09/25/37	8,147,797
	Morgan Stanley Mortgage Loan Trust Series 2005-6AR, Class 1A3
	1,241,280	0.565	11/25/35	1,094,153
	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A
	3,270,887	0.395	12/25/36	2,324,828
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	7,093,449	1.118	01/25/46	5,361,938
	Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
	8,957,117	3.533	12/25/35	7,357,042
	Residential Accredit Loans, Inc. Series 2006-QA10, Class A1
	6,860,940	0.340	12/25/36	5,145,426
	Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
	5,756,463	3.564	02/25/36	4,249,204
	Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
	3,742,873	0.425	02/25/46	2,527,562
	Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1
	7,757,310	0.918	09/25/46	5,269,541
	Residential Accredit Loans, Inc. Series 2007-QA4, Class A1A
	7,259,235	0.305	06/25/37	5,270,813
	Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
	16,301,918	1.410	11/25/37	10,084,367
	Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A
	1,891,269	0.345	05/25/47	1,533,252
	Residential Accredit Loans, Inc. Series 2007-QS8, Class A3
	3,455,566	0.755	06/25/37	2,210,581
	Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
	7,850,930	2.822	09/25/35	6,960,032
	Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
	4,278,189	3.066	11/25/35	3,865,614
	Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1
	7,206,244	0.315	12/25/36	5,930,115
	Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
	4,792,175	4.628	10/25/36	3,654,145

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Structured Adjustable Rate Mortgage Loan Trust Series 2007-11, Class 1A1
$9,816,936	1.305%	12/25/37	$6,751,851
Structured Asset Mortgage Investments II Trust Series 2005-AR8, Class A1B
3,501,615	0.325	02/25/36	2,753,670
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1
5,224,337	0.555	02/25/36	4,051,452
Structured Asset Mortgage Investments II Trust Series 2006-AR5, Class 1A1
7,681,142	0.365	05/25/46	5,720,147
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A
7,837,439	0.335	09/25/47	6,622,636
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
19,130,383	6.500	05/25/47	13,138,747
Structured Asset Mortgage Investments Trust, Inc. Series 2005-AR7, Class 5A1
1,720,298	1.578	03/25/46	1,456,404
Structured Asset Mortgage Investments Trust, Inc. Series 2006-AR6, Class 1A3
592,200	0.345	07/25/46	384,752
Structured Asset Mortgage Investments Trust, Inc. Series 2006-AR7, Class A1A
670,205	0.365	08/25/36	534,556
Structured Asset Mortgage Investments Trust, Inc. Series 2007-AR6, Class A1
14,793,232	1.618	08/25/47	12,704,428
Structured Asset Mortgage Investments Trust, Inc. Series 2007-AR7, Class 1A1
1,945,702	1.005	05/25/47	1,395,263
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB1
123,644	0.605	06/25/35	96,761
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
3,468,344	1.088	06/25/46	2,078,925
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA3, Class 2A
3,985,610	0.868	02/25/47	2,797,500
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A
6,853,692	1.875	07/25/47	5,077,215
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1
11,281,072	0.495	01/25/45	10,638,051
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
662,371	0.425	12/25/45	622,762
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR2, Class 2A21
4,315,802	0.485	01/25/45	4,068,939
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
409,135	0.425	07/25/45	385,364

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
$1,511,761	0.445%	07/25/45	$1,431,637
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
5,537,200	0.475	07/25/45	5,263,108
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 1A
4,938,274	1.078	09/25/46	4,267,656
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR13, Class 1A
8,559,030	0.998	10/25/46	7,004,710
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
11,461,995	0.858	01/25/47	9,220,029
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR2, Class A1A
11,939,346	1.058	04/25/46	9,475,065
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A
6,421,956	0.818	02/25/47	5,197,289
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A
9,035,082	0.818	01/25/47	6,365,215
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A
7,352,702	0.878	04/25/47	5,666,727
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A1
8,168,162	0.585	06/25/37	6,103,655

TOTAL ADJUSTABLE RATE NON-AGENCY			$816,166,882

Collateralized Mortgage Obligations – 2.0%
Interest Only(e) – 0.1%
GNMA REMIC Series 2013-182, Class PI
$65,755,852	4.500%	12/20/43	$14,622,490

Inverse Floaters(b) – 1.1%
FHLMC REMIC Series 3753, Class SK
34,570,160	5.896	11/15/38	4,992,854
FHLMC REMIC Series 4273, Class PS
91,393,586	5.946	11/15/43	13,480,791
FNMA REMIC Series 2010-126, Class LS
7,460,770	4.846	11/25/40	1,368,728
FNMA REMIC Series 2014-18, Class CS
30,783,360	5.946	04/25/44	4,851,725
GNMA REMIC Series 2010-1, Class SD
17,780,940	5.637	01/20/40	2,675,057
GNMA REMIC Series 2010-162, Class SE
49,740,816	6.397	12/20/40	7,891,838
GNMA REMIC Series 2010-20, Class SD
23,453,335	5.527	02/20/40	3,734,158
GNMA REMIC Series 2010-20, Class SE
41,613,255	6.097	02/20/40	7,530,414
GNMA REMIC Series 2010-35, Class DS
63,973,687	5.527	03/20/40	10,187,771
GNMA REMIC Series 2010-37, Class SG
56,244,872	5.547	03/20/40	8,953,520

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Inverse Floaters(b) – (continued)
	GNMA REMIC Series 2010-85, Class SN
	$30,214,228	5.787%	07/20/40	$5,654,318
	GNMA REMIC Series 2010-9, Class XD
	163,008,924	6.446	01/16/40	31,742,793
	GNMA REMIC Series 2010-9, Class YD
	88,836,223	6.646	01/16/40	18,112,267
	GNMA REMIC Series 2010-90, Class ES
	52,732,760	5.797	07/20/40	8,692,964
	GNMA REMIC Series 2011-25, Class SA
	42,581,647	5.947	10/20/40	6,513,604
	GNMA REMIC Series 2012-149, Class LS
	43,964,375	6.097	12/20/42	7,766,716
	GNMA REMIC Series 2013-113, Class SA
	84,156,800	6.547	08/20/43	16,389,453
	GNMA REMIC Series 2013-113, Class SD
	143,405,577	6.546	08/16/43	23,015,018
	GNMA REMIC Series 2013-117, Class PS
	40,602,993	5.997	04/20/43	7,319,814
	GNMA REMIC Series 2013-147, Class AS
	23,880,946	5.997	10/20/43	4,095,649
	GNMA REMIC Series 2013-147, Class SD
	62,562,432	6.497	12/20/39	12,042,355
	GNMA REMIC Series 2013-148, Class SA
	110,286,499	6.047	10/20/43	19,072,385
	GNMA REMIC Series 2013-167, Class SG
	41,811,216	5.997	11/20/43	7,291,638
	GNMA REMIC Series 2013-169, Class SE
	69,118,460	5.896	11/16/43	11,877,959
	GNMA REMIC Series 2014-133, Class BS
	64,000,000	5.445	09/20/44	9,624,550
	GNMA REMIC Series 2014-3, Class TS
	22,171,590	5.397	01/20/44	3,259,093
	GNMA REMIC Series 2014-5, Class SA
	70,257,085	5.397	01/20/44	10,893,333
	GNMA REMIC Series 2014-56, Class ST
	58,287,057	5.946	12/16/39	10,109,808
	GNMA REMIC Series 2014-76, Class SA
	70,190,216	5.447	01/20/40	11,077,118
	GNMA REMIC Series 2014-96, Class SE
	38,667,002	5.447	07/20/44	5,877,597

				296,095,288

	Planned Amortization Class(b) – 0.0%
	GNMA REMIC Series 2011-50, Class PS
	59,004,875	5.947	02/20/41	9,820,807

	Regular Floater(b) – 0.4%
	Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
	1,277,215	0.655	07/25/35	1,033,388
	Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A
	10,143,646	0.465	08/25/35	7,722,358
	Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
	1,630,670	0.955	12/25/35	1,360,458
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
	5,457,063	0.555	02/25/36	3,978,882

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(b) – (continued)
	FHLMC REMIC Series 3231, Class FB
	1,188,308	0.504	10/15/36	1,189,183
	FHLMC REMIC Series 3314, Class FC
	841,051	0.554	12/15/36	844,011
	FHLMC REMIC Series 3371, Class FA
	976,652	0.754	09/15/37	987,498
	FHLMC REMIC Series 3545, Class FA
	1,829,925	1.004	06/15/39	1,856,442
	FHLMC REMIC Series 3827, Class KF
	1,492,575	0.524	03/15/41	1,497,227
	FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
	25,927,347	1.355	07/25/24	25,718,162
	FNMA REMIC Series 2006-45, Class TF
	2,010,663	0.555	06/25/36	2,015,923
	FNMA REMIC Series 2006-76, Class QF
	2,105,399	0.555	08/25/36	2,114,999
	FNMA REMIC Series 2006-79, Class PF
	2,151,512	0.555	08/25/36	2,161,167
	FNMA REMIC Series 2007-33, Class HF
	2,857,976	0.505	04/25/37	2,870,879
	FNMA REMIC Series 2007-75, Class VF
	763,377	0.605	08/25/37	766,328
	FNMA REMIC Series 2009-84, Class WF
	614,615	1.255	10/25/39	628,269
	Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	1,652,940	0.926	09/20/44	2,675,377
	Quadrivio Finance Series 2011-1, Class A1
EUR	26,648,839	0.708	07/25/60	33,620,932
	Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
	$1,001,950	0.655	08/25/35	765,953
	Sequoia Mortgage Trust Series 2007-3, Class 2AA1
	5,803,036	2.517	07/20/37	4,769,846

				98,577,282

	Sequential Fixed Rate – 0.4%
	Banc of America Funding Corp. Series 2007-8, Class 2A1
	2,836,725	7.000	10/25/37	1,769,507
	BCAP LLC Trust Series 2007-AA2, Class 2A7
	2,585,112	6.000	04/25/37	2,225,813
	CHL Mortgage Pass-Through Trust Series 2007-10, Class A22
	5,911,095	6.000	07/25/37	5,357,383
	CHL Mortgage Pass-Through Trust Series 2007-10, Class A5
	3,145,031	6.000	07/25/37	2,850,425
	Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	215,042	5.500	05/25/22	216,654
	Citigroup Mortgage Loan Trust Series 2007-9, Class 1A1(c)
	10,684,634	5.750	04/25/47	8,863,510
	CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A13
	4,830,398	6.000	07/25/36	4,297,058
	CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7
	1,773,685	6.000	01/25/37	1,471,538
	CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A7
	9,817,478	5.750	03/25/37	8,374,478
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	3,744,642	6.000	02/25/36	3,206,744

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Countrywide Alternative Loan Trust Series 2007-06, Class A4
$4,070,827	5.750%	04/25/47	$3,405,475
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
1,665,979	5.750	07/25/37	1,496,314
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
698,157	6.000	08/25/37	633,030
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
2,104,500	6.000	03/25/37	1,909,946
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
4,285,982	5.750	06/25/37	3,913,242
JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(c)
12,014,043	6.000	11/25/36	10,519,768
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
1,402,834	5.000	08/25/35	1,397,978
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
993,314	5.500	02/25/36	838,798
Residential Accredit Loans, Inc. Series 2006-QS4, Class A9
5,252,873	6.000	04/25/36	4,519,317
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
1,707,149	6.000	06/25/36	1,336,613
Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
3,084,628	6.000	08/25/36	2,474,789
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
2,906,421	6.500	07/25/36	2,361,440
Residential Accredit Loans, Inc. Series 2007-QS1, Class 2A5
3,330,335	6.000	01/25/37	2,732,883
Residential Asset Securitization Trust Series 2005-A11CB, Class 2A1
12,096,231	4.850	10/25/35	8,563,436
Residential Asset Securitization Trust Series 2006-A15, Class A13
8,861,837	6.250	01/25/37	6,762,192
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
2,195,494	6.000	08/25/36	1,993,514
Residential Asset Securitization Trust Series 2006-A8, Class 2A3
8,166,019	6.000	08/25/36	5,168,214
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
7,462,708	6.000	10/25/37	6,448,869
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
2,031,261	6.000	08/25/37	2,021,678

			107,130,606

Sequential Floating Rate(b) – 0.0%
Banc of America Funding Corp. Series 2007-2, Class 2A1
139,412	5.414	03/25/37	138,261
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3
8,405,144	0.655	08/25/37	6,398,797

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,303,085	0.255	12/25/36	859,200

			7,396,258

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$533,642,731

Commercial Mortgage-Backed Securities – 6.1%
Sequential Fixed Rate – 2.4%
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
$125,587,575	5.361%	02/15/40	$133,406,406
CSMC Trust Series 2014-USA, Class E(c)
33,100,000	4.373	09/15/37	29,948,705
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
23,143,493	2.779	09/25/22	23,732,902
FHLMC Multifamily Structured Pass-Through Certificates Series K037, Class A2
272,500,000	3.490	01/25/24	283,983,204
FHLMC Multifamily Structured Pass-Through Certificates Series K038, Class A2
24,500,000	3.389	03/25/24	25,303,634
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4
4,500,000	3.102	05/15/46	4,426,433
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, ClassA1A
97,398,827	5.559	10/15/48	104,686,110
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class B
2,500,000	4.697	04/15/45	2,650,803

			608,138,197

Sequential Floating Rate(b) – 3.7%
Citigroup Commercial Mortgage Trust Series 2014-388G, Class E(c)
27,996,000	2.504	06/15/33	28,009,886
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class F(c)
14,494,000	3.654	06/11/27	14,458,055
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
162,895,050	5.526	01/15/49	174,043,914
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class A1A1
78,117,707	5.892	06/15/39	84,363,998
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
83,200,000	3.320	02/25/23	85,982,782
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A2
160,500,000	3.250	04/25/23	165,115,932
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2
125,900,000	3.300	04/25/23	129,711,534

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
$169,200,000	3.060%	07/25/23	$171,083,078
GRACE Mortgage Trust Series 2014-GRCE, Class F(c)
26,250,000	3.590	06/10/28	24,392,322
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
30,119,564	5.797	08/10/45	33,133,669
Hilton Mortgage Trust Series 2014-ORL, Class E(c)
17,950,000	3.406	07/15/29	17,971,355
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class D(c)
10,200,000	2.754	12/15/28	10,219,146
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44	1,560,009
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44	1,161,965
Morgan Stanley Capital I Trust Series 2014-CPT, Class F(c)
25,245,000	3.560	07/13/29	23,843,852

			965,051,497

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$1,573,189,694

Federal Agencies – 3.0%
Adjustable Rate FNMA(b) – 0.0%
$2,131,805	2.425%	05/01/33	$2,271,506
1,092,320	1.959	10/01/34	1,143,767
2,588,425	1.915	01/01/35	2,737,429
2,001,517	2.586	09/01/35	2,145,366
864,984	2.411	10/01/36	921,785

			9,219,853

FHLMC – 0.0%
24,195	5.000	01/01/33	26,691
3,762	5.000	03/01/33	4,159
18,969	5.000	04/01/33	20,970
8,780	5.000	05/01/33	9,706
15,457	5.000	06/01/33	17,088
87,887	5.000	07/01/33	97,154
126,069	5.000	08/01/33	139,364
14,866	5.000	09/01/33	16,434
24,785	5.000	10/01/33	27,399
82,503	5.000	11/01/33	91,203
27,016	5.000	12/01/33	29,864
26,133	5.000	01/01/34	28,889
90,814	5.000	02/01/34	100,407
36,286	5.000	03/01/34	40,134
73,136	5.000	04/01/34	80,892
100,041	5.000	05/01/34	110,593
1,096,592	5.000	06/01/34	1,212,561
20,302	5.000	11/01/34	22,455
353,580	5.000	04/01/35	390,865
62,783	5.000	11/01/35	69,403

			2,536,231

FNMA – 3.0%
6,670,486	3.104	01/01/18	6,974,819
6,585,274	3.443	01/01/18	6,954,787

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
4,294,338	3.660	01/01/18	4,563,226
419,177	5.000	01/01/18	442,890
2,090,092	5.000	02/01/18	2,208,532
5,306,635	3.750	03/01/18	5,659,598
1,371,180	5.000	03/01/18	1,448,882
2,010,673	5.000	04/01/18	2,124,613
3,550,000	3.840	05/01/18	3,802,345
182,630	5.000	05/01/18	192,979
175,461	5.000	06/01/18	185,404
5,507	6.000	11/01/18	6,217
30,565	6.000	12/01/18	34,509
3,976	5.500	01/01/19	4,212
76,582	5.500	02/01/19	81,228
76,071	5.500	03/01/19	81,232
60,056	5.500	04/01/19	63,749
29,879	5.500	05/01/19	31,684
321,993	6.000	05/01/19	363,539
144,292	5.500	06/01/19	153,556
450,257	5.500	07/01/19	479,249
393,270	5.500	08/01/19	419,564
365,015	5.500	09/01/19	389,779
102,545	5.500	10/01/19	109,252
102,103	5.500	11/01/19	109,337
203,186	5.500	12/01/19	217,928
16,882	5.500	01/01/20	18,259
7,943	5.500	06/01/20	8,490
2,109,133	5.500	07/01/20	2,255,201
2,075,432	3.416	10/01/20	2,189,112
1,432,719	3.632	12/01/20	1,526,266
5,855,950	4.375	06/01/21	6,460,711
141,223	6.000	08/01/21	159,444
22,849	6.000	11/01/21	25,797
49,263	6.000	09/01/22	55,619
79,260	6.000	10/01/22	89,490
24,055	6.000	11/01/22	27,159
27,019	6.000	12/01/22	30,508
109,864	6.000	01/01/23	124,064
45,775	6.000	02/01/23	51,681
107,146	6.000	09/01/23	120,971
4,532	6.000	01/01/24	5,117
189,473	6.000	04/01/24	216,006
5,028,373	5.500	05/01/25	5,325,631
124,367	6.000	05/01/25	140,414
90,841	6.000	07/01/26	103,253
41,009	6.000	12/01/26	46,454
5,158	6.000	03/01/27	5,838
138,903	6.000	04/01/27	157,351
230,846	6.000	06/01/27	261,422
503,887	6.000	07/01/27	570,814
178,914	6.000	08/01/27	202,435
82,899	6.000	09/01/27	93,910
119,921	6.000	10/01/27	135,775
144,948	6.000	11/01/27	164,522
383,682	6.000	12/01/27	435,745
617,314	6.000	01/01/28	705,971
200,988	6.000	07/01/28	228,098
179,700	6.000	09/01/28	204,058

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$194,337	6.000%		03/01/29		$220,276
7,752	4.500		09/01/29		8,397
85,563	6.000		09/01/29		96,904
944,202	6.000		07/01/32		1,065,634
9,282	6.000		12/01/32		10,612
1,574	6.000		01/01/33		1,800
219,998	5.000		04/01/33		243,019
6,428	6.000		04/01/33		7,349
1,144	5.000		05/01/33		1,264
336,097	5.000		08/01/33		371,265
450,896	5.000		09/01/33		498,077
259,694	6.000		10/01/33		296,971
9,623	6.000		02/01/34		11,005
75,340	6.000		03/01/34		86,154
365,177	6.000		08/01/34		417,261
55,565	6.000		11/01/34		63,541
664,239	6.000		05/01/35		751,423
132,614	6.000		06/01/35		150,026
324,988	6.000		10/01/35		366,831
50,503	6.000		11/01/35		57,133
62,892	6.000		12/01/35		71,149
149,811	6.000		01/01/36		169,121
553,229	6.000		02/01/36		627,500
4,355,246	6.000		03/01/36		4,916,636
391,551	6.000		04/01/36		442,022
1,739,247	6.000		05/01/36		1,963,432
725,151	6.000		06/01/36		818,623
218,280	6.000		07/01/36		246,415
704,148	6.000		08/01/36		794,914
1,724,370	6.000		09/01/36		1,946,642
669,625	6.000		10/01/36		755,940
1,441,320	6.000		11/01/36		1,627,041
1,694,487	6.000		12/01/36		1,912,871
397,588	6.000		01/01/37		448,779
8,694,859	6.000		02/01/37		9,824,796
2,355,605	6.000		03/01/37		2,661,087
1,326,411	6.000		04/01/37		1,496,997
5,896,553	6.000		05/01/37		6,655,546
1,696,038	6.000		06/01/37		1,914,163
17,782,246	6.000		07/01/37		20,069,200
7,626,199	6.000		08/01/37		8,606,984
1,608,165	6.000		09/01/37		1,814,996
2,521,115	6.000		10/01/37		2,845,348
6,253,469	6.000		11/01/37		7,057,709
429,407	6.000		12/01/37		484,634
5,941,180	6.000		01/01/38		6,705,470
2,228,933	6.000		02/01/38		2,515,705
152,853	5.000		03/01/38		168,569
963,022	6.000		03/01/38		1,086,982
1,386,756	6.000		04/01/38		1,565,160
87,338,505	6.000		05/01/38		98,571,307
3,431,303	6.000		06/01/38		3,872,865
19,104,282	6.000		07/01/38		21,562,688
321,726	6.000		08/01/38		363,129
7,729,098	6.000		09/01/38		8,723,310
11,815,815	6.000		10/01/38		13,336,903

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
3,426,218	6.000		11/01/38		3,866,929
1,564,001	6.000		12/01/38		1,765,262
16,993,931	6.000		01/01/39		19,179,758
33,127,123	6.000		02/01/39		37,390,159
56,687	6.000		03/01/39		63,977
6,835,314	6.000		04/01/39		7,714,858
19,178	6.000		05/01/39		21,652
58,949	6.000		06/01/39		66,535
1,141,651	6.000		07/01/39		1,288,602
37,488	4.000		08/01/39		39,536
18,659	4.000		09/01/39		19,678
3,890,319	6.000		09/01/39		4,390,759
2,490,330	6.000		10/01/39		2,810,808
1,453,214	6.000		11/01/39		1,640,718
23,306,678	6.000		12/01/39		26,304,201
1,463,689	6.000		01/01/40		1,651,931
696,970	6.000		02/01/40		786,661
19,757	6.000		03/01/40		22,300
9,737,655	6.000		04/01/40		10,989,989
39,577,810	6.000		06/01/40		44,669,323
212,942	6.000		07/01/40		240,327
6,739,657	6.000		10/01/40		7,606,427
738,615	6.000		04/01/41		833,607
13,343,784	6.000		05/01/41		15,059,931
252,702	6.000		07/01/41		285,202
2,516,676	4.500		08/01/41		2,720,664
650,660	4.500		10/01/41		703,094
509,464	5.000		11/01/41		562,957
10,284,170	3.000		08/01/42		10,219,993
9,045,149	3.000		09/01/42		8,989,054
1,538,539	3.000		10/01/42		1,529,103
6,094,389	3.000		11/01/42		6,055,228
56,533,240	3.000		12/01/42		56,149,276
39,461,975	3.000		01/01/43		39,203,023
11,821,760	3.000		02/01/43		11,735,060
2,908,539	3.000		03/01/43		2,888,884
7,783,335	3.000		04/01/43		7,726,992
681,018	3.000		05/01/43		672,194
1,000,000	5.000		TBA-30yr	(f)	1,103,594
75,000,000	5.500		TBA-30yr	(f)	83,542,965
36,000,000	6.000		TBA-30yr	(f)	40,662,500

					765,791,982

TOTAL FEDERAL AGENCIES					$777,548,066

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $3,610,607,742)					$3,700,547,373

Agency Debentures – 11.9%
FFCB
$132,400,000	0.250%		12/02/15		$132,206,829
FHLB
400,000,000	0.000	(g)	11/12/14		399,994,000
486,980,000	0.000	(g)	11/19/14		486,971,234
1,023,800,000	0.000	(g)	12/17/14		1,023,767,239

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Agency Debentures – (continued)
FHLB – (continued)
$600,000,000	0.000	% (g)	12/24/14	$599,979,000
50,300,000	0.120		01/09/15	50,298,390
210,000,000	0.090		01/22/15	209,971,860
44,000,000	0.100		01/23/15	43,995,380
79,600,000	0.100		01/23/15	79,591,642
54,900,000	0.300		01/04/16	54,849,986

TOTAL AGENCY DEBENTURES
(Cost $3,081,733,934)				$3,081,625,560

Asset-Backed Securities – 13.6%
Collateralized Loan Obligations – 12.7%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(b)(c)
$35,173,997	0.890%		11/01/18	$34,910,895
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
23,550,000	1.461		04/18/24	22,697,490
ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
11,950,000	0.734		10/14/22	11,705,145
ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
68,183,962	1.149		10/14/22	66,738,462
ACIS CLO Ltd. Series 2014-4A, Class ACOM(b)(c)
177,900,000	1.713		05/01/26	174,377,580
ACIS CLO Ltd. Series 2014-4A, Class C(b)(c)
11,050,000	2.777		05/01/26	10,238,676
Anchorage Capital CLO Ltd. Series 2014-4A, Class A1A(b)(c)
141,900,000	1.732		07/28/26	140,823,121
Anchorage Capital CLO Ltd. Series 2014-4A, Class A2(b)(c)
31,000,000	2.442		07/28/26	30,458,368
B&M CLO Ltd. Series 2014-1A, Class A1(b)(c)
74,650,000	1.598		04/16/26	74,115,805
B&M CLO Ltd. Series 2014-1A, Class A2(b)(c)
12,850,000	2.148		04/16/26	12,313,602
Black Diamond CLO Ltd. Series 2005-1A, Class A1(b)(c)
1,062,709	0.503		06/20/17	1,061,805
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)(c)
21,503,870	0.484		04/29/19	21,141,186
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)(c)
53,059,027	0.510		02/01/22	52,564,676
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)(c)
20,960,576	0.510		02/01/22	20,723,135
Callidus Debt Partners CLO Fund VI Ltd. Series 6X, Class A1D(b)
10,480,408	0.493		10/23/21	10,276,543
CIFC Funding Ltd. Series 2014-2A, Class A1L(b)(c)
148,600,000	1.725		05/24/26	148,456,601
CIFC Funding Ltd. Series 2014-2A, Class A2L(b)(c)
24,600,000	2.395		05/24/26	24,155,478
Covenant Credit Partners CLO I Ltd. Series 2014-1A, Class C(b)(c)
21,350,000	3.154		07/20/26	20,422,898
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)(c)
7,650,000	1.452		11/21/22	7,552,080
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(b)
118,100,000	1.314		12/14/23	115,324,296
Doral CLO 1 Ltd. Series 2012-3A, Class A1(b)(c)
10,000,000	1.684		12/19/22	10,018,690

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Gleneagles CLO Ltd. Series 2005-1A, Class A1(b)(c)
4,187,963	0.515		11/01/17	4,182,942
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(b)(c)
5,473,804	0.477		07/31/21	5,431,152
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)(c)
70,250,000	1.808		04/18/26	70,182,349
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B(b)(c)
64,150,000	1.655		04/28/25	63,645,268
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2(b)(c)
55,600,000	2.228		04/28/25	53,602,014
ICG US CLO Ltd. Series 2014-1A, Class ACOM(b)(c)
112,150,000	1.506		04/20/26	108,830,360
Jasper CLO Ltd. Series 2005-1A, Class A(b)(c)
2,918,962	0.510		08/01/17	2,913,442
KKR Financial CLO Corp. Series 2005-2X, Class A1(b)
19,172,331	0.495		11/26/17	19,131,034
KKR Financial CLO Ltd. Series 2006-1A, Class A1(b)(c)
3,970,685	0.515		08/25/18	3,968,445
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)(c)
21,410,116	0.584		05/15/21	21,245,451
Liberty CLO Ltd. Series 2005-1A, Class A1C(b)(c)
1,939,935	0.490		11/01/17	1,939,266
Liberty CLO Ltd. Series 2005-1A, Class A2(b)(c)
26,000,000	0.615		11/01/17	25,910,092
Magnetite VIII Ltd. Series 2014-8A, Class A(b)(c)
114,850,000	1.708		04/15/26	114,948,771
Magnetite VIII Ltd. Series 2014-8A, Class B(b)(c)
23,900,000	2.228		04/15/26	23,408,783
Mountain View Funding CLO Series 2007-3A, Class A1(b)(c)
2,678,194	0.448		04/16/21	2,668,901
Neuberger Berman CLO XVII Ltd. Series 2014-17A, Class C(b)(c)
8,650,000	2.991		08/04/25	8,317,537
Ocean Trails CLO Ltd. Series 2006-1X, Class A1
3,521,212	0.480		10/12/20	3,503,870
OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
15,650,000	1.475		11/22/23	15,360,475
OCP CLO Ltd. Series 2014-5A, Class ACOM(b)(c)
140,200,000	0.000		04/26/26	136,078,120
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(c)(g)
11,950,000	0.000		04/17/25	11,771,945
OFSI Fund V Ltd. Series 2014-7A, Class ACOM(b)(c)
146,000,000	1.872		10/18/26	144,510,800
OFSI Fund V Ltd. Series 2014-7A, Class C(b)(c)
20,050,000	3.345		10/18/26	19,432,380
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(b)(c)
120,000,000	1.550		03/20/25	116,760,000
OHA Park Avenue CLO I Ltd. Series 2007-1A, Class A1A(b)(c)
9,365,846	0.484		03/14/22	9,286,910
OZLM Funding III Ltd. Series 2013-3A, Class A1(b)(c)
14,750,000	1.562		01/22/25	14,655,158
Red River CLO Ltd. Series 1A, Class A(b)(c)
16,044,785	0.510		07/27/18	15,958,929

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(b)(c)
$162,350,000	1.775%	07/25/26	$161,018,730
Regatta IV Funding Ltd. Series 2014-1A, Class B(b)(c)
776,094	2.275	07/25/26	755,193
Regatta IV Funding Ltd. Series 2014-1A, Class C(b)(c)
18,250,000	3.215	07/25/26	17,667,332
Saratoga Investment CLO Corp. Series 2013-1A, Ltd. Class A1(b)(c)
16,000,000	1.534	10/20/23	15,898,784
Shackleton CLO Ltd. Series 2014-5A, Class A(b)(c)
156,400,000	1.737	05/07/26	156,500,252
Shackleton CLO Ltd. Series 2014-5A, Class B1(b)(c)
33,700,000	2.237	05/07/26	32,891,537
Silvermore CLO Ltd. Series 2014-1A, Class A1(b)(c)
160,050,000	1.680	05/15/26	159,236,626
Silvermore CLO Ltd. Series 2014-1A, Class A2(b)(c)
28,700,000	2.280	05/15/26	27,875,621
Sound Point CLO Ltd. Series 2014-1A, Class B1(b)(c)
15,000,000	2.134	04/18/26	14,372,745
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(b)(c)
199,450,000	1.453	10/20/26	197,635,005
Sound Point CLO VI Ltd. Series 2014-2A, Class C(b)(c)
15,000,000	3.163	10/20/26	14,429,160
Symphony CLO XI Ltd. Series 2013-11A, Class A(b)(c)
6,500,000	1.533	01/17/25	6,458,472
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(b)(c)
57,100,000	1.691	07/15/26	55,969,420
Trinitas CLO II Ltd. Series 2014-2A, Class C(b)(c)
10,050,000	3.124	07/15/26	9,600,654
Trinitas CLO Ltd. Series 2014-1A, Class A1(b)(c)
58,150,000	1.833	04/15/26	57,880,766
Trinitas CLO Ltd. Series 2014-1A, Class B1(b)(c)
14,950,000	2.203	04/15/26	14,279,881
Westbrook CLO Ltd. Series 2006-1X, Class A1(b)
14,479,157	0.473	12/20/20	14,389,704
Westchester CLO Ltd. Series 2007-1X, Class A1A(b)
32,502,505	0.465	08/01/22	32,199,907
Whitehorse VIII Ltd. Series 2014-1A, Class A(b)(c)
150,700,000	1.740	05/01/26	150,656,448
Whitehorse VIII Ltd. Series 2014-1A, Class B(b)(c)
32,800,000	2.290	05/01/26	32,138,818
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(b)(c)
93,200,000	1.712	04/15/26	92,146,840

			3,291,722,821

Home Equity – 0.8%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(b)
12,480,505	0.415	03/25/37	7,324,168
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(b)
16,641,000	0.425	05/25/36	10,939,094
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 05-R8, Class M2(b)
5,440,000	0.645	10/25/35	4,723,277

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)
Bayview Financial Mortgage Pass-Through Trust 2006-A, Class M3(b)
10,095,000	0.802	02/28/41	7,975,809
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3(b)
6,400,000	0.555	01/25/36	5,305,138
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(b)
300,000	0.505	03/25/37	266,800
Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4(b)
20,000,000	0.375	08/25/37	8,688,694
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(h)
8,886,000	4.230	12/25/35	8,478,197
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(b)
3,010,233	0.295	09/25/36	2,775,278
First Franklin Mortgage Loan Trust Series 2006-FF6, Class A4(b)
25,000,000	0.405	04/25/36	20,288,802
GSAA Home Equity Trust Series 2006-17, Class A1(b)
11,223,700	0.215	11/25/36	5,907,192
GSAA Home Equity Trust Series 2007-10, Class A2A
5,229,339	6.500	11/25/37	3,921,525
GSAMP Trust Series 2006-HE8, Class A2C(b)
14,600,000	0.325	01/25/37	11,178,192
HLSS Servicer Advance Receivables Trust Series 2014-T1, Class AT1(c)
7,150,000	1.244	01/17/45	7,157,333
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(b)
8,600,000	0.455	12/25/35	7,549,071
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M2(b)
5,900,000	0.545	01/25/36	4,790,334
JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(b)
3,850,000	0.385	07/25/36	3,693,576
JPMorgan Mortgage Acquisition Trust Series 2007-CH2, Class AV5(b)
5,100,000	0.415	01/25/37	4,108,554
Lehman XS Trust Series 2006-16N, Class A321(b)
9,340,992	0.355	11/25/46	6,713,371
Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(b)
8,453,402	0.235	09/25/46	3,783,227
Saxon Asset Securities Trust Series 2007-2, Class A2C(b)
7,745,084	0.395	05/25/47	5,565,342
Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(b)
6,416,029	1.130	07/25/34	5,742,617
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC3, Class A3(b)
3,985,961	0.315	10/25/36	2,929,325
Vericrest Opportunity Loan Transferee LLC Series 2014-NPL4, Class A1(c)(h)
58,854,458	3.125	04/27/54	58,710,818
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(b)
4,200,000	0.815	10/25/35	3,872,869

			212,388,603

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
	Student Loan(b) – 0.1%
	GCO Education Loan Funding Trust Series 2006-1, Class A8L
	$5,336,710	0.365%		05/25/25	$5,230,117
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	9,228,706	1.185		07/01/24	9,321,354
	US Education Loan Trust LLC Series 2006-1, Class A2(c)
	234,816	0.364		03/01/25	234,548

					14,786,019

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,499,528,772)				$3,518,897,443

	Foreign Debt Obligations – 11.7%
	Sovereign – 11.7%
	Brazil Letras do Tesouro Nacional(g)
BRL	37,433,000	0.000%		01/01/15	$14,872,309
	Brazil Loan Trust 1
	$8,580,000	5.477		07/24/23	8,794,500
	Brazil Notas do Tesouro Nacional
BRL	44,563,361	6.000		08/15/40	17,716,953
	749,190,713	6.000		08/15/50	295,228,034
	Dominican Republic
DOP	201,600,000	14.500		02/10/23	5,288,733
	$17,540,000	6.600	(c)	01/28/24	18,811,650
	16,850,000	6.600		01/28/24	18,071,625
	6,105,000	5.875		04/18/24	6,196,575
	2,784,000	8.625		04/20/27	3,368,640
DOP	30,000,000	18.500		02/04/28	924,814
	$15,210,000	7.450	(c)	04/30/44	16,274,700
	Federal Republic of Germany
EUR	210,290,000	2.000		08/15/23	293,410,612
	Italy Buoni Poliennali Del Tesoro
	347,150,000	1.150		05/15/17	445,088,837
	191,513,985	2.350		09/15/19	267,289,502
	129,900,000	4.750		09/01/21	196,930,247
	38,740,000	5.500		11/01/22	61,572,279
	71,380,000	4.500		05/01/23	107,034,749
	Republic of Argentina(b)
	144,875,000	0.000		12/15/35	13,540,848
	$1,630,000	0.000		12/15/35	118,990
	1,100,947,000	0.000		12/15/35	83,671,972
	Republic of Costa Rica
	3,360,000	9.995		08/01/20	4,250,400
	10,280,000	5.625		04/30/43	8,789,400
	4,487,000	7.000		04/04/44	4,509,435
	Republic of Honduras(c)
	23,950,000	8.750		12/16/20	27,123,375
	Spain Government Bond
EUR	61,920,000	4.400	(c)	10/31/23	94,078,852
	134,890,000	5.900		07/30/26	229,611,527
	United Mexican States
MXN	1,590,163,270	0.000	(g)	10/16/14	118,084,467
	275,783,350	0.000	(g)	11/20/14	20,420,925
	1,654,156,400	0.000	(g)	11/27/14	122,415,826
	316,404,650	0.000	(g)	12/11/14	23,389,608

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	United Mexican States – (continued)
MXN	820,692,900	0.000	%(g)	12/18/14	60,727,791
	534,083,530	0.000	(g)	12/24/14	39,439,427
	976,370,600	0.000	(g)	02/05/15	71,836,464
	300,969,830	0.000	(g)	02/19/15	22,118,386
	293,239,180	0.000	(g)	03/19/15	21,530,334
	1,553,045,544	5.000		06/16/16	125,601,831
	1,850,614,300	4.750		06/14/18	136,904,878
	241,369,600	6.500		06/10/21	18,769,474
	154,502,100	8.000		12/07/23	13,063,917
	39,328,100	10.000		12/05/24	3,795,723
	75,763,000	8.500		05/31/29	6,666,139
	11,492,900	7.750		05/29/31	947,238
	475,100	10.000		11/20/36	47,938
	3,417,300	8.500		11/18/38	301,304

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $3,130,514,317)				$3,048,631,228

	Structured Note – 0.0%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	18,354,547	6.000%		08/15/40	$7,297,175
	(Cost $10,839,236)

	Municipal Debt Obligations – 2.4%
	Puerto Rico – 2.4%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	$5,255,000	6.000%		07/01/38	$3,956,962
	17,570,000	6.000		07/01/44	12,958,051
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	8,105,000	5.750		07/01/37	5,979,221
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	3,965,000	5.000		07/01/33	2,816,062
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	3,020,000	5.750		07/01/41	2,266,510
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2012 A
	1,095,000	5.125		07/01/37	818,534
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	1,485,000	5.500		07/01/32	1,115,562
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	1,150,000	5.875		07/01/36	894,252
	5,555,000	5.750		07/01/38	4,268,073
	2,955,000	6.000		07/01/39	2,267,756
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C
	275,000	6.000		07/01/39	211,043

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
$1,110,000	6.000%		07/01/34	$860,439
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
1,000,000	5.625		07/01/32	760,440
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
515,000	5.500		07/01/26	409,780
20,810,000	5.500		07/01/39	15,552,978
8,010,000	5.000		07/01/41	5,863,640
Puerto Rico Commonwealth GO Bonds Series 2007 A
6,670,000	5.250		07/01/37	5,019,375
Puerto Rico Commonwealth GO Bonds Series 2014 A
343,490,000	8.000		07/01/35	302,278,070
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
1,950,000	5.125		07/01/31	1,458,736
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
455,000	5.000		07/01/34	342,469
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
605,000	5.250		07/01/27	467,024
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(g)
1,990,000	0.000		08/01/35	336,370
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(g)
5,285,000	0.000		08/01/37	781,652
4,305,000	0.000		08/01/38	601,882
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
1,205,000	5.250		08/01/40	1,026,877
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
1,005,000	5.500		08/01/23	889,867
1,650,000	5.250		08/01/27	1,373,592
35,660,000	0.000	(h)	08/01/32	28,058,714
22,040,000	5.750		08/01/37	17,996,321
2,795,000	6.375		08/01/39	2,349,729
59,935,000	6.000		08/01/42	48,081,655
500,000	6.500		08/01/44	423,090
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
9,275,000	0.000	(h)	08/01/33	5,425,040
19,375,000	5.500		08/01/37	15,185,931
23,885,000	5.375		08/01/39	18,224,494
41,790,000	5.500		08/01/42	31,920,038
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
5,965,000	5.375		08/01/38	4,626,514
3,150,000	6.000		08/01/39	2,578,527
48,685,000	5.250		08/01/41	35,923,688

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
12,440,000	5.000		08/01/43	8,912,140
4,060,000	5.250		08/01/43	2,972,488
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
29,245,000	5.500		08/01/28	24,706,176
2,995,000	6.125		08/01/29	2,546,589

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $623,530,494)				$625,506,351

Government Guarantee Obligation(b)(i) – 1.0%
FMS Wertmanagement
$251,800,000	0.484%		06/30/15	$252,243,168
(Cost $252,243,663)

U.S. Treasury Obligations – 20.8%
United States Treasury Bonds
$111,200,000	2.750%		11/15/42	$101,727,986
99,400,000	2.875		05/15/43	93,114,940
142,300,000	3.625	(j)	08/15/43	153,810,643
168,900,000	3.750	(j)	11/15/43	186,669,976
640,800,000	3.625	(j)	02/15/44	692,544,581
436,600,000	3.375		05/15/44	450,710,921
United States Treasury Inflation Protected Securities
28,698,480	1.625		01/15/15	28,729,761
285,624,120	0.500		04/15/15	285,935,450
132,533,098	1.875		07/15/15	135,556,178
125,371,806	0.125		01/15/22	122,530,881
79,906,029	0.375		07/15/23	79,119,754
176,047,851	0.625		01/15/24	177,037,240
34,844,580	2.500		01/15/29	42,575,895
91,852,757	1.375		02/15/44	98,325,620
United States Treasury Notes
89,500,000	0.250	(j)	01/15/15	89,552,803
89,000,000	0.250	(j)	02/15/15	89,066,747
51,100,000	0.125		04/30/15	51,118,909
220,000,000	0.375		01/31/16	220,318,993
403,100,000	1.625		03/31/19	401,955,208
425,700,000	2.125	(j)	01/31/21	425,648,912
990,500,000	2.250		04/30/21	995,363,325
474,800,000	2.125		06/30/21	472,682,397

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,278,914,340)				$5,394,097,120

Senior Term Loans(k) – 2.7%
Energy – 0.0%
American Energy – Marcellus LLC
$7,600,000	8.500%		08/04/21	$7,524,000

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Senior Term Loans(k) – (continued)
	Environmental – 0.2%
	EnergySolutions LLC
	$44,313,938	6.750%	05/29/20	$44,867,862

	Finance(l) – 0.2%
	Nuveen Investments, Inc.
	50,824,794	0.000	05/15/17	50,670,287

	Food & Beverage(l) – 0.5%
	Burger King Corp.
	131,325,000	0.000	09/04/15	131,325,000

	Health Care – Services – 0.1%
	American Renal Holdings, Inc.
	13,790,000	4.500	09/20/19	13,548,675
	18,775,000	8.500	03/20/20	18,587,250

				32,135,925

	Media – Broadcasting & Radio – 0.5%
	Getty Images, Inc.
	21,288,960	4.750	10/18/19	19,488,339
	iHeart Communications, Inc.
	57,478,513	3.804	01/29/16	56,868,091
	Promotora de Informaciones SA
EUR	38,795,669	9.750	12/10/15	51,695,937

				128,052,367

	Media – Non Cable – 0.2%
	Checkout Holding Corp.
	$23,790,375	4.500	04/09/21	23,118,297
	16,750,000	7.750	04/11/22	15,975,312

				39,093,609

	Restaurants(l) – 0.3%
	1011778 B.C. Unlimited
	90,175,000	0.000	09/24/21	89,473,438

	Retailers – 0.7%
	Alliance Boots Holdings Ltd.
GBP	41,241,941	0.000	07/09/15	66,723,655
EUR	8,971,352	0.000	07/09/17	11,324,698
GBP	21,125,000	0.000	07/09/17	34,216,318
	True Religion Apparel, Inc.
	$57,288,866	5.875	07/30/19	52,562,535
	5,000,000	11.000	01/29/20	4,700,000

				169,527,206

	TOTAL SENIOR TERM LOANS
	(Cost $700,448,201)			$692,669,694

Shares	Rate	Value

Preferred Stocks – 0.5%
Banks – 0.3%
Citigroup Capital XIII(b)
797,300	7.875%	$21,463,316
ING Groep NV
288,739	6.125	7,241,574
96,663	6.200	2,423,341
71,259	6.375	1,801,428

Shares	Rate	Value

Preferred Stocks – (continued)
Banks – (continued)
Morgan Stanley(b)
1,700,000	6.375	42,619,000

		75,548,659

Diversified Financial Services(b) – 0.2%
GMAC Capital Trust I
2,329,998	8.125	62,001,247
Merrill Lynch Capital Trust II
80,976	6.450	2,046,263

		64,047,510

TOTAL PREFERRED STOCKS – 0.5%
(Cost $140,928,673)		$139,596,169

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 2.7%
Interest Rate Swaptions
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.590%
$197,100,000	3.590%	03/22/16	$3,884,309
Bank of America NA Call - OTC - 10 year Interest Rate Swap Strike Price 4.070%
197,600,000	4.070	03/29/16	2,044,646
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.017%
97,100,000	3.017	05/29/15	2,730,617
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.017%
97,100,000	3.017	05/29/15	1,659,206
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.040%
153,900,000	3.040	06/03/15	4,530,093
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.040%
153,900,000	3.040	06/03/15	2,558,618
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.645%
109,700,000	3.645	02/16/16	1,813,089
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.633%
86,400,000	3.633	02/19/16	1,473,647
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.570%
81,900,000	3.570	02/22/16	1,529,769
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.625%
79,000,000	3.625	02/22/16	1,367,166
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.725%
200,000,000	3.725	04/04/16	13,324,800
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.725%
200,000,000	3.725	04/04/16	3,403,380

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.650%
$415,000,000	3.650%	05/20/16	$8,827,797
Citibank NA Put - OTC - 10 year Interest Rate Swap Strike Price 3.388%
310,100,000	3.388	09/19/16	14,427,961
Citibank NA Call - OTC - 10 year Interest Rate Swap Strike Price 3.388%
310,100,000	3.388	09/19/16	11,039,126
Citibank NA Put - OTC - 30 year Interest Rate Swap Strike Price 4.050%
24,100,000	4.050	01/28/16	3,602,680
Citibank NA Call - OTC - 30 year Interest Rate Swap Strike Price 4.050%
24,100,000	4.050	01/28/16	528,638
Citibank NA Put - OTC - 30 year Interest Rate Swap Strike Price 3.945%
24,700,000	3.945	03/18/16	3,303,546
Citibank NA Call - OTC - 30 year Interest Rate Swap Strike Price 3.945%
24,700,000	3.945	03/18/16	741,790
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap Strike Price 1.950%
269,900,000	1.950	10/26/15	1,527,121
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap Strike Price 2.030%
249,500,000	2.030	10/26/15	1,265,414
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
361,400,000	2.550	09/28/15	5,866,859
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
361,400,000	2.550	09/28/15	5,523,710
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.980%
337,600,000	2.980	03/04/16	8,701,640
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.980%
337,600,000	2.980	03/04/16	4,941,620
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 3.110%
477,100,000	3.110	09/19/16	13,021,395
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 3.110%
477,100,000	3.110	09/19/16	9,558,221
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 3.018%
479,800,000	3.018	09/26/16	11,898,224
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 3.018%
479,800,000	3.018	09/26/16	10,605,211
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.940%
382,200,000	2.940	09/29/16	8,719,243

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.940%
382,200,000	2.940	09/29/16	9,140,733
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 3.503%
301,100,000	3.503	07/02/15	17,653,613
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 3.503%
301,100,000	3.503	07/02/15	2,261,381
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 3.408%
305,600,000	3.408	09/19/16	14,513,555
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 3.408%
305,600,000	3.408	09/19/16	10,664,462
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 3.780%
402,300,000	3.780	09/26/16	9,576,671
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.120%
188,500,000	4.120	04/23/19	15,736,772
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.120%
188,500,000	4.120	04/23/19	7,434,384
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.130%
188,000,000	4.130	04/23/19	15,792,940
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.130%
188,000,000	4.130	04/23/19	7,364,674
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 4.095%
162,400,000	4.095	04/24/19	13,348,582
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 4.095%
162,400,000	4.095	04/24/19	6,517,924
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 3.963%
162,200,000	3.963	05/07/19	12,244,770
Deutsche Bank AG Call - OTC - 10 year Interest Rate Swap Strike Price 3.963%
162,200,000	3.963	05/07/19	7,153,734
Deutsche Bank AG Call - OTC - 30 Year Interest Rate Swap Strike Price 3.960%
18,500,000	3.960	01/29/16	479,159
Deutsche Bank AG Put - OTC - 30 Year Interest Rate Swap Strike Price 3.960%
18,500,000	3.960	01/29/16	2,514,450
Deutsche Bank AG Put - OTC - 30 year Interest Rate Swap Strike Price 3.920%
25,400,000	3.920	03/14/16	3,306,369
Deutsche Bank AG Call - OTC - 30 year Interest Rate Swap Strike Price 3.920%
25,400,000	3.920	03/14/16	784,583

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Put - OTC - 30 year Interest Rate Swap Strike Price 4.015%
$21,300,000	4.015%	04/15/19	$3,221,395
Deutsche Bank AG Call - OTC - 30 year Interest Rate Swap Strike Price 4.015%
21,300,000	4.015	04/15/19	1,545,924
JPMorgan Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 1.855%
262,500,000	1.855	11/02/15	1,752,266
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.783%
774,500,000	2.783	09/30/15	8,616,313
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 3.080%
319,000,000	3.080	09/19/16	8,447,567
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 3.080%
319,000,000	3.080	09/19/16	6,573,155
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 3.000%
624,200,000	3.000	09/22/16	15,195,962
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 3.000%
624,200,000	3.000	09/22/16	13,975,900
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.973%
535,500,000	2.973	09/26/16	12,665,753
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.973%
535,500,000	2.973	09/26/16	12,332,779
JPMorgan Securities, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.988%
323,200,000	2.988	09/26/16	7,766,787
JPMorgan Securities, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.988%
323,200,000	2.988	09/26/16	7,342,490
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.080%
147,700,000	3.080	06/04/15	4,665,370
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.080%
147,700,000	3.080	06/04/15	2,287,223
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.498%
186,000,000	3.498	07/02/15	10,838,201
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.498%
186,000,000	3.498	07/02/15	1,412,261
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.385%
160,300,000	3.385	09/19/16	7,434,602
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.610%
76,300,000	3.610	02/16/16	1,324,827

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.385%
160,300,000	3.385	09/19/16	5,723,928
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.391%
163,600,000	3.391	09/19/16	7,637,977
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.391%
163,600,000	3.391	09/19/16	5,804,675
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.413%
129,300,000	3.413	09/19/16	6,172,950
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.413%
129,300,000	3.413	09/19/16	4,489,115
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.293%
163,200,000	3.293	09/23/16	6,851,169
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.293%
163,200,000	3.293	09/23/16	6,449,893
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 4.105%
149,000,000	4.105	04/29/19	5,952,222
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 4.105%
149,000,000	4.105	04/29/19	12,318,590
JPMorgan Securities, Inc. Put - OTC - 10 year Interest Rate Swap Srike Price 3.955%
163,900,000	3.955	05/07/19	12,312,693
JPMorgan Securities, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.955%
163,900,000	3.955	05/07/19	7,264,884
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.550%
307,000,000	2.550	09/28/15	4,983,746
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.550%
307,000,000	2.550	09/28/15	4,692,249
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.513%
308,900,000	2.513	09/29/15	4,865,175
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.513%
308,900,000	2.513	09/29/15	4,865,175
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 3.050%
362,700,000	3.050	03/07/16	10,108,558
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 3.050%
362,700,000	3.050	03/07/16	4,903,849
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 3.115%
319,000,000	3.115	09/19/16	8,749,947

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 3.115%
$319,000,000	3.115%	09/19/16	$6,360,860
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.950%
553,800,000	2.950	09/26/16	12,787,408
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.950%
553,800,000	2.950	09/26/16	13,017,180
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.930%
308,900,000	2.930	09/29/16	7,197,370
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.930%
308,900,000	2.930	09/29/16	7,197,370
Morgan Stanley Capital Services, Inc. Put - OTC - 5 year Interest Rate Swap Strike Price 2.940%
308,900,000	2.940	09/29/16	7,189,648
Morgan Stanley Capital Services, Inc. Call - OTC - 5 year Interest Rate Swap Strike Price 2.940%
308,900,000	2.940	09/29/16	7,189,648
Morgan Stanley Capital Services, Inc. Call - OTC - 7 year Interest Rate Swap Strike Price 3.010%
599,700,000	3.010	09/29/15	8,947,884
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.630%
300,200,000	3.630	02/16/16	5,067,856
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.652%
125,800,000	3.652	02/22/16	2,096,331
Morgan Stanley Capital Services, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.640%
369,800,000	3.640	03/04/16	22,835,520
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.640%
369,800,000	3.640	03/04/16	6,503,673
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.620%
297,700,000	3.620	03/07/16	5,398,730
Morgan Stanley Capital Services, Inc. Put - OTC - 10 year Interest Rate Swap Strike Price 3.388%
170,000,000	3.388	09/19/16	7,905,374
Morgan Stanley Capital Services, Inc. Call - OTC - 10 year Interest Rate Swap Strike Price 3.388%
170,000,000	3.388	09/19/16	6,054,856
Morgan Stanley Capital Services, Inc. Put - OTC - 30 year Interest Rate Swap Strike Price 4.180%
55,200,000	4.180	04/02/19	9,403,927
Morgan Stanley Capital Services, Inc. Call - OTC - 30 year Interest Rate Swap Strike Price 4.180%
55,200,000	4.180	04/02/19	3,456,696

TOTAL OPTIONS PURCHASED
(Cost $777,322,395)			$711,064,193

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $24,226,223,151)			$24,212,742,509

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 4.9%
Repurchase Agreement – 4.9%
Citigroup Global Markets, Inc.
$350,000,000	1.133%	03/23/15	$350,000,000
Maturity Value: $351,993,765
Settlement Date: 09/23/14

Collateralized by various asset-backed obligations, 0.335% to
7.120%, due 05/1/22 to 04/25/38, various collateralized
mortgage obligations, 0.494% to 6.031%, due 10/15/20 to
01/25/54, and various corporate obligations, 0.390% to 6.250%, due 04/11/20 to 01/15/26. The aggregate market value of the
collateral, including accrued interest, was $417,635,740.

Joint Repurchase Agreement Account II(m)
294,700,000	0.012	10/01/14	294,700,000

Morgan Stanley
100,000,000	1.133	03/23/15	100,000,000
Maturity Value: $100,550,764
Settlement Date: 09/29/14
Collateralized by Champion Enterprises, Inc., 2.750%, due 01/11/37 and various equity securities. The aggregate market value of the collateral, including accrued interest, was $108,000,484.

Royal Bank of Scotland
525,000,000	1.156	12/06/14	525,000,000
Maturity Value: $528,000,786
Settlement Date: 06/11/14

Collateralized by various asset-backed obligations, 0.000% to
6.827%, due 08/17/20 to 04/12/49, various collateralized
mortgage obligations, 0.000% to 9.250%, due 12/01/16 to
10/15/57, various corporate obligations, 0.000% to 9.375%, due
10/31/14 to 10/31/49, and various government obligations,
0.000% to 9.040%, due 02/25/17 to 05/01/50. The aggregate
market value of the collateral, including accrued interest, was
$576,790,263.

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,269,700,000)			$1,269,700,000

TOTAL INVESTMENTS – 98.1%
(Cost $25,495,923,151)			$25,482,442,509

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			505,804,333

NET ASSETS – 100.0%			$25,988,246,842

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,920,825,541, which represents approximately 18.9% of net assets as of September 30, 2014.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

(d)	Pay-in-kind securities.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $125,309,059 which represents approximately 0.5% of net assets as of September 30, 2014.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2014.
(i)	Guaranteed by a foreign government until maturity.
(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(k)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 118.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNH	—Chinese Yuan Renminbi Offshore
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securites LLC	GBP/EUR	12/17/14	$82,654,989	$2,237,158
	NOK/EUR	12/17/14	83,073,293	1,694,876
	USD/EUR	12/17/14	1,624,341,638	53,407,203
	USD/JPY	12/17/14	165,742,612	3,788,388
	USD/MYR	10/03/14	67,348,673	894,527
	USD/SEK	11/06/14	105,896,968	1,554,006
Barclays Bank PLC	CAD/CHF	12/17/14	70,647,670	43,639
	GBP/USD	12/17/14	254,713,265	1,168,376
	USD/AUD	12/17/14	233,485,767	9,590,148
	USD/BRL	10/24/14	137,704,246	11,032,754
	USD/EUR	10/30/14	70,072,042	273,592
	USD/ILS	12/17/14	89,906,242	6,235,088
	USD/INR	10/07/14	170,119,787	2,688,213
	USD/INR	10/27/14	66,495,625	1,062,375
	USD/KRW	10/27/14	128,403,497	1,238,503
	USD/MYR	10/03/14	62,287,860	202,332
	USD/NZD	12/17/14	80,953,538	3,244,725
	USD/SEK	12/17/14	145,779,556	2,524,414
BNP Paribas SA	EUR/PLN	12/17/14	83,934,398	175,179
	EUR/USD	12/17/14	170,511,615	23,268
	GBP/EUR	12/17/14	80,236,151	1,872,276
	USD/AUD	12/17/14	328,967,012	8,815,828
	USD/BRL	10/22/14	82,601,837	2,413,163
	USD/GBP	12/17/14	169,243,451	648,738
	USD/MXN	10/31/14	413,227,565	7,628,913
	USD/MYR	10/20/14	83,657,435	1,347,565
	USD/RUB	10/27/14	167,414,132	2,848,868
	USD/TRY	12/17/14	77,882,231	3,800,275
Citibank NA	CHF/EUR	12/17/14	81,116,992	242,963
	GBP/EUR	12/17/14	166,830,281	906,323
	NOK/EUR	12/17/14	249,725,384	3,396,525
	PHP/USD	10/20/14	42,597,684	8,684
	USD/CAD	12/17/14	122,748,403	1,747,097
	USD/CHF	12/17/14	254,675,351	5,135,270
	USD/EUR	10/30/14	1,446,057,412	36,834,531
	USD/INR	10/14/14	165,728,985	2,904,015
	USD/NZD	11/13/14	46,463,661	442,255
	USD/NZD	12/17/14	117,829,596	7,083,931
	USD/PHP	10/14/14	41,285,375	976,625
	USD/SGD	12/17/14	132,861,586	2,225,257
	USD/TRY	12/17/14	81,433,078	2,715,922
	USD/TWD	10/17/14	168,238,466	1,771,534
	USD/TWD	10/20/14	168,305,691	1,493,309
Credit Suisse International (London)	USD/CAD	11/06/14	62,485,173	1,167,232
	USD/CHF	12/17/14	274,559,210	5,719,947
	USD/RUB	10/02/14	79,026,727	4,156,273
Deutsche Bank AG (London)	RUB/USD	11/17/14	12,076,950	21,137
	USD/CNH	12/17/14	339,861,155	1,353,845
	USD/EUR	12/17/14	82,724,495	2,063,239

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD/GBP	10/22/14	$251,400,820	$3,800,413
	USD/INR	10/07/14	15,266,778	72,793
	USD/KRW	10/14/14	165,168,987	3,464,013
	USD/MXN	12/17/14	167,780,684	2,248,316
	USD/MYR	10/07/14	186,560,447	5,349,553
	USD/NZD	12/17/14	331,836,394	6,667,973
	USD/PHP	10/14/14	37,730,095	884,905
	USD/PHP	10/20/14	83,719,759	1,179,241
	USD/RUB	10/02/14	12,180,494	892
	USD/RUB	11/17/14	86,910,086	6,187,809
	USD/SEK	12/17/14	157,740,914	2,991,851
	USD/TWD	10/20/14	13,201,180	92,436
HSBC Bank PLC	GBP/USD	12/17/14	85,241,389	729,016
	SEK/EUR	12/17/14	170,931,184	62,438
	TWD/USD	10/20/14	85,577,424	53,424
	USD/BRL	10/24/14	198,239,461	15,681,228
	USD/BRL	10/27/14	71,344,434	1,121,752
	USD/CNH	12/17/14	341,733,902	362,098
	USD/GBP	12/17/14	162,009,994	4,210,155
	USD/JPY	12/17/14	83,078,982	1,820,018
	USD/KRW	10/22/14	25,075,812	317,870
	USD/KRW	10/23/14	58,877,118	762,882
	USD/NZD	12/17/14	117,829,596	7,530,148
	USD/SGD	12/17/14	191,436,923	3,597,248
	USD/TRY	12/17/14	82,965,199	4,186,065
JPMorgan Chase Bank (London)	MXN/USD	10/31/14	54,650,750	387,008
	MXN/USD	12/17/14	85,806,676	282,676
	SEK/EUR	12/17/14	315,396,696	1,148,738
	USD/BRL	10/24/14	36,844,689	1,496,033
	USD/EUR	10/30/14	1,738,889,841	42,553,794
	USD/EUR	12/17/14	84,570,849	707,315
	USD/IDR	10/31/14	44,310,396	893,632
	USD/INR	10/29/14	115,423,665	1,396,335
	USD/JPY	12/17/14	263,657,559	11,881,998
	USD/MXN	10/31/14	413,227,565	8,154,983
	USD/MXN	12/17/14	422,814,044	7,397,956
	USD/RUB	10/20/14	41,366,412	1,140,588
	USD/RUB	11/17/14	85,101,037	5,439,863
	USD/TRY	12/17/14	161,766,215	6,532,785
Merrill Lynch International Bank Ltd.	MXN/USD	10/31/14	33,917,767	164,248
Morgan Stanley & Co. International PLC	TWD/USD	10/17/14	170,445,451	90,451
	USD/AUD	12/17/14	106,596,397	3,664,914
	USD/ILS	12/17/14	146,006,147	8,956,599
	USD/TRY	12/17/14	78,909,767	3,936,474
Royal Bank of Scotland PLC	USD/AUD	12/17/14	168,874,272	623,493
	USD/CAD	12/17/14	421,509,874	3,415,626
	USD/EUR	10/30/14	68,897,584	1,579,376
	USD/EUR	12/17/14	80,995,039	2,055,674
	USD/GBP	12/17/14	180,758,661	876,422
	USD/JPY	12/17/14	177,305,595	1,047,848
	USD/MXN	11/28/14	180,583,610	2,365,002
	USD/TRY	12/17/14	166,233,424	3,795,576

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Standard Chartered Bank	USD/AUD	12/17/14	$284,427,054	$11,578,944
	USD/CNH	12/17/14	332,896,024	1,083,976
	USD/EUR	12/17/14	82,931,752	2,269,214
	USD/TRY	12/17/14	75,921,044	3,895,640
State Street Bank (London)	AUD/USD	12/17/14	170,240,781	810,559
	EUR/USD	10/30/14	362,261,656	1,483,236
	USD/AUD	12/17/14	53,095,330	1,191,265
	USD/CHF	12/17/14	256,535,443	5,620,786
	USD/JPY	12/17/14	248,828,280	5,822,720
	USD/NZD	12/17/14	126,893,411	8,010,595
	USD/SEK	12/17/14	145,664,559	2,192,937
UBS AG (London)	NZD/USD	12/17/14	160,842,143	491,174
	USD/BRL	10/14/14	168,666,142	1,804,858
	USD/EUR	12/17/14	84,516,508	655,899
	USD/HUF	12/17/14	112,764,129	2,813,828
	USD/JPY	11/07/14	109,983,943	411,304
Westpac Banking Corp.	AUD/USD	12/17/14	255,812,830	649,167
	USD/AUD	12/17/14	385,141,105	14,931,409
	USD/EUR	10/30/14	80,627,019	1,852,084
	USD/EUR	12/17/14	327,761,205	7,762,864
	USD/MYR	10/07/14	11,167,320	324,108
	USD/MYR	10/20/14	79,228,532	1,547,621
	USD/NZD	12/17/14	160,536,991	9,790,380
	USD/SGD	12/17/14	167,079,597	3,152,470
TOTAL				$500,327,286

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securites LLC	EUR/GBP	12/17/14	$162,400,753	$(2,456,703)
	EUR/USD	12/17/14	398,688,620	(6,517,056)
	HUF/USD	12/17/14	76,499,305	(1,451,695)
	NZD/USD	11/13/14	55,769,570	(717,470)
Barclays Bank PLC	EUR/PLN	12/17/14	166,449,235	(1,156,951)
	EUR/USD	12/17/14	83,160,493	(1,935,990)
	ILS/USD	12/17/14	42,244,568	(1,280,379)
	INR/USD	10/07/14	117,068,297	(1,307,773)
	INR/USD	10/27/14	126,438,734	(2,289,673)
	JPY/USD	11/07/14	55,233,666	(168,974)
	JPY/USD	12/17/14	80,733,907	(3,354,093)
	MYR/USD	10/20/14	68,317,364	(101,636)
	MYR/USD	10/29/14	104,443,186	(544,877)
	NZD/USD	12/17/14	78,707,497	(4,666,865)
	PLN/USD	12/17/14	113,739,066	(3,737,581)
	TWD/USD	10/27/14	84,590,001	(563,999)
BNP Paribas SA	AUD/USD	12/17/14	162,231,965	(6,115,517)
	GBP/USD	12/17/14	85,293,008	(2,170,442)
	ILS/USD	12/17/14	125,539,208	(1,621,792)
	INR/USD	10/14/14	29,855,225	(406,204)
	PLN/USD	12/17/14	114,662,758	(2,644,989)
Citibank NA	AUD/USD	12/17/14	248,790,042	(5,028,532)

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (continued)	EUR/CHF	12/17/14	$163,006,247	$(97,415)
	EUR/GBP	12/17/14	84,252,443	(1,035,081)
	GBP/USD	10/22/14	84,754,033	(1,286,765)
	IDR/USD	10/31/14	44,310,396	(1,744,327)
	ILS/USD	12/17/14	73,499,573	(1,848,427)
	JPY/USD	11/07/14	64,580,851	(254,568)
	MXN/USD	12/17/14	162,700,487	(2,196,675)
	MYR/USD	10/03/14	65,726,873	(1,579,844)
	NOK/EUR	12/17/14	170,931,184	(252,107)
	NZD/USD	12/17/14	59,123,562	(2,342,269)
	PHP/USD	10/29/14	30,994,994	(119,006)
Credit Suisse International (London)	EUR/CHF	12/17/14	171,026,448	(95,264)
	RUB/USD	10/02/14	78,259,746	(5,179,254)
	RUB/USD	10/27/14	165,449,832	(4,857,168)
Deutsche Bank AG (London)	AUD/USD	12/17/14	162,396,521	(6,342,527)
	EUR/USD	12/17/14	493,439,059	(9,976,947)
	IDR/USD	11/03/14	85,039,586	(138,414)
	INR/USD	10/29/14	15,171,492	(111,009)
	PHP/USD	10/20/14	85,467,245	(56,755)
	PLN/USD	12/17/14	36,798,677	(1,320,323)
	RUB/USD	10/02/14	12,947,476	(679,682)
	SEK/USD	11/06/14	89,971,277	(1,177,734)
HSBC Bank PLC	EUR/USD	12/17/14	147,509,911	(2,159,384)
	INR/USD	10/27/14	116,897,738	(1,806,202)
	MXN/USD	12/17/14	161,162,928	(2,047,283)
	RUB/USD	10/17/14	41,223,980	(1,226,020)
	SGD/USD	12/17/14	154,319,491	(1,290,509)
	USD/GBP	12/17/14	168,551,696	(542,073)
JPMorgan Chase Bank (London)	EUR/GBP	12/17/14	169,055,211	(4,594,481)
	EUR/NOK	12/17/14	164,406,255	(2,284,746)
	JPY/USD	12/17/14	331,620,612	(7,976,388)
	MYR/USD	10/03/14	63,909,660	(1,391,482)
	MYR/USD	10/07/14	148,813,931	(2,652,558)
	MYR/USD	10/20/14	31,147,383	(110,617)
	RUB/USD	11/17/14	24,302,725	(997,550)
	SEK/USD	12/17/14	165,317,878	(2,981,122)
	TRY/USD	12/17/14	83,532,603	(1,781,397)
	USD/GBP	10/22/14	17,244,385	(90,010)
	USD/MXN	12/17/14	239,058,955	(517,955)
Merrill Lynch International Bank Ltd.	EUR/USD	10/30/14	600,370,384	(12,073,142)
Morgan Stanley & Co. International PLC	AUD/USD	12/17/14	162,015,170	(6,199,591)
	BRL/USD	10/14/14	71,607,737	(3,129,855)
	BRL/USD	10/27/14	94,092,121	(2,047,879)
	CHF/USD	12/17/14	83,117,874	(1,781,126)
	EUR/CHF	12/17/14	167,138,502	(132,558)
	EUR/HUF	12/17/14	42,106,711	(794,382)
	EUR/USD	12/17/14	510,964,257	(2,678,441)
	INR/USD	10/27/14	117,757,940	(1,907,354)
	KRW/USD	10/27/14	83,515,734	(1,638,266)
Royal Bank of Scotland PLC	CAD/USD	11/06/14	61,182,398	(1,154,792)
	CAD/USD	12/17/14	460,966,579	(7,592,488)
	EUR/USD	10/30/14	377,493,882	(1,445,816)
	EUR/USD	12/17/14	165,369,374	(3,110,364)
	GBP/USD	12/17/14	167,394,991	(2,703,563)
	JPY/USD	12/17/14	160,654,025	(7,521,975)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Scotland PLC (continued)	MXN/USD	10/31/14	$28,119,906	$(386,281)
	MXN/USD	12/17/14	330,816,905	(6,294,760)
	NZD/USD	12/17/14	80,859,050	(3,463,313)
	TRY/USD	12/17/14	403,657,720	(12,759,079)
	USD/TRY	12/17/14	85,835,679	(311,679)
Standard Chartered Bank	CNH/USD	12/17/14	333,515,400	(1,812,600)
	JPY/USD	12/17/14	365,604,485	(13,067,515)
	KRW/USD	10/14/14	85,127,783	(50,217)
	MXN/USD	12/17/14	258,773,781	(5,535,789)
	PLN/USD	12/17/14	107,550,919	(3,410,081)
	TRY/USD	12/17/14	71,383,351	(1,362,649)
State Street Bank (London)	AUD/USD	12/17/14	82,916,083	(1,797,480)
	EUR/GBP	12/17/14	81,530,583	(1,422,072)
	EUR/USD	12/17/14	165,150,743	(3,613,299)
	GBP/USD	12/17/14	165,285,706	(2,202,216)
	JPY/USD	12/17/14	295,852,938	(2,471,312)
UBS AG (London)	BRL/USD	10/14/14	157,377,983	(10,144,017)
	CHF/USD	12/17/14	83,045,073	(1,853,927)
	INR/USD	10/07/14	68,318,267	(1,120,591)
	INR/USD	10/14/14	255,143,473	(2,460,799)
	MXN/USD	10/31/14	45,618,029	(766,733)
	PLN/USD	12/17/14	115,069,801	(2,372,370)
	RUB/USD	11/17/14	125,380,130	(9,761,418)
Westpac Banking Corp.	AUD/USD	12/17/14	492,971,652	(13,252,051)
	INR/USD	10/14/14	112,083,584	(1,543,558)
	NZD/USD	12/17/14	385,439,527	(17,140,323)
TOTAL				$(303,668,250)

FORWARD SALES CONTRACTS — At September 30, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $144,135,781)	3.000%	TBA-30yr	10/14/2014	$(146,000,000)	$(143,889,847)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(33,923)	March 2017	$(8,275,091,813)	$10,806,933
Eurodollars	(27,253)	June 2017	(6,635,083,513)	11,914,714
Eurodollars	(16,937)	September 2017	(4,117,172,988)	8,821,807
French 10 Year Government Bonds	(2,736)	December 2014	(496,757,749)	(3,692,381)
Ultra Long U.S. Treasury Bonds	(7,386)	December 2014	(1,126,365,000)	15,437,067
10 Year German Euro-Bund	64	December 2014	12,101,034	102,124
2 Year U.S. Treasury Notes	1,102	December 2014	241,165,813	(56,083)
5 Year U.S. Treasury Notes	21,766	December 2014	2,573,999,558	3,177,279
10 Year U.S. Treasury Notes	(24,473)	December 2014	(3,050,330,016)	(6,877,487)
20 Year U.S. Treasury Bonds	15,066	December 2014	2,077,695,563	(18,392,296)
TOTAL				$21,241,677

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	BRL	200,700		01/02/17	11.890%	1 month Brazilian Interbank Deposit Average	$(316,017)
		309,890		01/04/21	12.052	1 month Brazilian Interbank Deposit Average	108,019
	KRW	62,976,210		07/25/23	3 month KWCDC	3.352%	(3,372,337)
	MYR	106,220	(a)	09/18/23	3 month KLIBOR	4.945	(349,743)
		204,060	(a)	09/19/23	3 month KLIBOR	4.680	(43,700)
		76,770	(a)	11/01/23	4.780	3 month KLIBOR	92,055
	KRW	12,749,890		11/27/23	3 month KWCDC	3.450	(786,766)
		30,608,550		12/13/23	3 month KWCDC	3.488	(1,971,789)
		12,039,840		01/16/24	3 month KWCDC	3.445	(749,585)
	MXN	453,760	(a)	08/19/24	7.260	Mexico Interbank TIIE 28 Days	(437,705)
Barclays Bank PLC	KRW	16,826,730		05/10/23	3 month KWCDC	2.735	(112,624)
		19,262,500		05/20/23	3 month KWCDC	2.830	(272,511)
		19,262,500		05/20/23	3 month KWCDC	2.840	(286,879)
		6,800,000		08/09/23	3 month KWCDC	3.440	(407,814)
	MYR	31,310		08/14/23	3 month KLIBOR	4.485	(136,180)
Citibank NA	BRL	222,050		01/04/16	11.190	1 month Brazilian Interbank Deposit Average	(645,308)
	MYR	112,250		09/17/18	3 month KLIBOR	3.830	150,645
		42,800		09/24/18	3 month KLIBOR	3.785	79,442
		169,560		11/19/18	3 month KLIBOR	3.915	81,397
		51,130		11/21/18	3 month KLIBOR	3.960	(1,386)
	KRW	98,915,810		08/08/23	3 month KWCDC	3.450	(5,998,740)
		8,854,260		08/16/23	3 month KWCDC	3.485	(562,258)
	MYR	84,950		11/12/23	4.990	3 month KLIBOR	303,638
		36,600		11/15/23	3 month KLIBOR	4.450	(118,722)
		219,660	(a)	11/15/23	5.040	3 month KLIBOR	909,040
	KRW	30,360,000		12/18/23	3 month KWCDC	3.420	(1,792,862)
		28,266,470		01/07/24	3 month KWCDC	3.472	(1,826,069)
		19,358,680		01/10/24	3 month KWCDC	3.475	(1,254,246)
Credit Suisse International (London)	BRL	36,980		01/02/18	11.935	1 month Brazilian Interbank Deposit Average	(76,389)
Deutsche Bank AG	BRL	218,630		01/04/16	11.230	1 month Brazilian Interbank Deposit Average	(597,500)
		435,530		01/04/16	11.680	1 month Brazilian Interbank Deposit Average	(409,072)
		349,950		01/02/17	12.398	1 month Brazilian Interbank Deposit Average	1,757,876
	KRW	55,677,880		03/03/17	2.850	3 month KWCDC	720,871

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (continued)	BRL	152,740		01/02/18	11.900%	1 month Brazilian Interbank Deposit Average	$(359,872)
	MYR	112,770		09/13/18	3 month KLIBOR	3.920%	27,568
		50,380		11/14/18	3 month KLIBOR	3.880	44,089
		477,120		03/12/19	3 month KLIBOR	4.027	(232,355)
	KRW	19,262,510		05/15/23	3 month KWCDC	2.815	(246,055)
	MYR	26,840		08/14/23	3 month KLIBOR	4.490	(119,822)
	KRW	52,965,990		08/26/23	3 month KWCDC	3.588	(3,788,860)
		26,410,690		09/06/23	3 month KWCDC	3.570	(1,853,370)
	MYR	194,330	(a)	11/13/23	5.075	3 month KLIBOR	884,175
	KRW	31,522,520		11/14/23	3 month KWCDC	3.415	(1,849,295)
		39,978,650		11/22/23	3 month KWCDC	3.473	(2,529,816)
		71,090,000		12/17/23	3 month KWCDC	3.456	(4,399,639)
		22,540,310		01/08/24	3 month KWCDC	3.470	(1,452,333)
		20,035,410		01/14/24	3 month KWCDC	3.433	(1,228,257)
		36,381,130		01/22/24	3 month KWCDC	3.470	(2,333,796)
	MXN	406,100	(a)	08/16/24	7.265	Mexico Interbank TIIE 28 Days	(385,221)
JPMorgan Securities, Inc.	KRW	230,094,560		03/05/17	2.889	3 month KWCDC	3,192,171
	MYR	113,040		11/26/18	3 month KLIBOR	3.955	10,078
		254,240		12/11/18	3 month KLIBOR	3.972	(13,768)
	KRW	26,509,370		08/13/23	3 month KWCDC	3.415	(1,539,070)
	MYR	34,420		08/15/23	3 month KLIBOR	4.520	(176,803)
	KRW	11,159,200		08/19/23	3 month KWCDC	3.563	(775,289)
	MYR	64,380		09/26/23	3 month KLIBOR	4.330	(26,732)
	KRW	31,495,660		10/31/23	3 month KWCDC	3.230	(1,399,411)
		62,836,430		11/06/23	3 month KWCDC	3.320	(3,225,551)
		18,223,710		11/13/23	3 month KWCDC	3.415	(1,069,221)
		12,906,270		12/23/23	3 month KWCDC	3.470	(811,552)
		45,184,500		01/07/24	3 month KWCDC	3.471	(2,915,484)
		20,648,340		01/13/24	3 month KWCDC	3.465	(1,321,581)
		34,996,240		01/15/24	3 month KWCDC	3.445	(2,179,576)
		38,722,640		01/16/24	3 month KWCDC	3.457	(2,447,101)
		54,917,425		01/17/24	3 month KWCDC	3.440	(3,395,926)
		25,805,850		01/27/24	3 month KWCDC	3.383	(1,472,281)
		8,900,000		12/18/28	3 month KWCDC	3.495	(675,558)
Morgan Stanley & Co. International PLC	MYR	67,180		11/20/18	3 month KLIBOR	3.934	19,278
	BRL	320,120		01/04/21	12.223	1 month Brazilian Interbank Deposit Average	—
	KRW	36,546,310		06/27/23	3 month KWCDC	3.413	(2,080,614)
		8,653,900		08/16/23	3 month KWCDC	3.485	(549,723)
	MYR	198,250	(a)	09/19/23	3 month KLIBOR	4.699	(85,572)
		116,840	(a)	09/20/23	3 month KLIBOR	4.802	(189,804)
Morgan Stanley Capital Services, Inc.	KRW	24,219,470		01/09/24	3 month KWCDC	3.455	(1,530,849)
		13,384,100		01/20/24	3 month KWCDC	3.440	(826,837)
TOTAL							$(63,632,854)

*	There are no upfront payments on the swaps contract(s), therefore the unrealized gain (loss) on the swaps contracts is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$5,100		02/28/15	3 month LIBOR	1.414%	$(13,550)	$(16,280)
	1,791,200	(a)	12/17/16	3 month LIBOR	1.000	(403,671)	622,556
	319,800	(a)	02/01/17	3 month LIBOR	1.625	(245,541)	339,626
	1,311,100	(a)	08/04/17	3 month LIBOR	2.195	(1,108,643)	678,864
GBP	553,000	(a)	09/12/17	6 month GBP	2.250	(190,963)	(110,888)
	$121,500	(a)	10/28/17	1.450%	3 month LIBOR	(1,489,782)	504,915
JPY	139,198,470	(a)	02/12/19	6 month JYOR	0.420	(9,593,883)	3,781,625
PLN	285,790		06/17/19	3.048	6 month WIBOR	1,398,083	1,587,969
	285,790		06/17/19	6 month WIBOR	3.045	443	(2,966,728)
EUR	127,140		06/18/19	6 month EURO	1.250	(3,447,140)	(3,283,029)
	1,467,490	(a)	12/17/19	1.000	6 month EURO	44,478,575	3,062,204
	$5,930,400	(a)	12/17/19	3 month LIBOR	2.250	(61,378,368)	10,382,265
SEK	12,484,300	(a)	12/17/19	3 month STIBOR	1.250	(13,838,005)	2,602,827
NZD	2,265,620	(a)	12/17/19	4.500	3 month NZDOR	(5,027,495)	12,091,154
AUD	1,195,550	(a)	12/17/19	6 month AUDOR	3.750	(11,684,376)	(6,299,448)
GBP	486,150	(a)	12/17/19	6 month GBP	2.250	(5,394,280)	(976,506)
	$283,700	(a)	10/02/20	2.533	3 month LIBOR	1,418	—
GBP	258,200	(a)	02/05/21	2.840	6 month GBP	(5,713,378)	12,347,133
	$1,982,000	(a)	08/04/21	3.025	3 month LIBOR	6,787,661	3,990,851
GBP	561,480	(a)	09/12/21	2.680	6 month GBP	(1,989,179)	3,046,609
	$5,891,400	(a)	12/17/21	3 month LIBOR	2.500	(39,596,945)	6,923,240
EUR	133,080	(a)	12/17/21	6 month EURO	1.500	(8,450,976)	19,609
JPY	289,533,840	(a)	12/17/21	6 month JYOR	0.500	(15,040,725)	2,782,759
	196,009,340	(a)	02/12/22	1.080	6 month JYOR	(10,133,372)	28,662,532
	$255,100	(a)	10/01/22	2.760	3 month LIBOR	2,041	(233,136)
JPY	83,936,800	(a)	12/19/23	1.250	6 month JYOR	5,594,331	7,862,190
SEK	1,315,170	(a)	12/19/23	3 month STIBOR	3.500	(15,680,631)	6,106,353
CAD	1,095,780	(a)	12/19/23	4.000	6 month CDOR	37,425,792	(1,328,013)
	$794,760	(a)	12/19/23	4.500	3 month LIBOR	29,948,529	8,493,774
NZD	58,830	(a)	12/19/23	5.750	3 month NZDOR	(283,756)	1,895,093
CHF	325,875	(a)	12/19/23	6 month CHFOR	2.500	(19,912,482)	(976,983)
EUR	944,290	(a)	12/19/23	6 month EURO	3.250	(134,973,044)	42,870,378
GBP	263,375	(a)	12/19/23	6 month GBP	3.750	(14,637,078)	249,541
	$928,600	(a)	01/30/24	4.252	3 month LIBOR	(212,691)	34,540,247
	235,290	(a)	04/04/24	4.000	3 month LIBOR	(1,215,665)	7,108,809
PLN	147,230	(a)	05/20/24	6 month WIBOR	4.095	241	(1,307,397)
	200,040	(a)	07/09/24	6 month WIBOR	3.880	—	(1,163,568)
	207,060	(a)	07/10/24	6 month WIBOR	3.827	341	(1,064,038)
ZAR	556,240	(a)	08/06/24	9.210	3 month JIBAR	260	167,908
PLN	111,090	(a)	08/21/24	6 month WIBOR	3.325	177	159,840
ZAR	1,170,520	(a)	08/28/24	8.887	3 month JIBAR	551	(589,019)
PLN	139,130	(a)	09/09/24	6 month WIBOR	3.255	216	336,995
	45,890	(a)	09/09/24	6 month WIBOR	3.260	71	108,269
AUD	1,013,210	(a)	09/17/24	4.500	6 month AUDOR	(3,601,491)	5,030,724
GBP	653,410	(a)	09/17/24	6 month GBP	3.250	(4,424,784)	(4,680,115)
	$835,220		12/17/24	3 month LIBOR	3.000	(14,078,507)	(6,307,542)
SEK	1,578,820	(a)	12/17/24	3 month STIBOR	1.750	508,369	420,697
CAD	415,310	(a)	12/17/24	3.000	6 month CDOR	17,061,906	(5,807,360)
AUD	464,350	(a)	12/17/24	4.500	6 month AUDOR	16,380,391	4,872,542
NZD	1,096,870	(a)	12/17/24	5.000	3 month NZDOR	18,124,324	9,227,640

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	291,040	(a)	12/17/24	6 month EURO	2.000%	$(32,101,658)	$3,058,643
GBP	819,800	(a)	12/17/24	6 month GBP	3.000	(55,050,520)	473,296
JPY	233,938,450	(a)	12/17/24	6 month JYOR	0.750	(19,117,785)	5,103,661
NOK	3,252,815	(a)	12/18/24	3 month NIBOR	3.500	(6,167,124)	(1,011,827)
GBP	791,200	(a)	12/18/24	3.250%	6 month GBP	6,434,605	3,343,580
EUR	1,044,300	(a)	12/18/24	6 month EURO	2.000	1,994,114	(6,495,609)
JPY	155,599,190	(a)	02/14/25	6 month JYOR	1.720	(8,547,125)	(8,198,285)
	44,523,270	(a)	05/09/25	6 month JYOR	1.650	4,669,886	(8,109,920)
	$153,000	(a)	05/24/26	3.150	3 month LIBOR	1,224	(485,806)
	1,070,400	(a)	08/04/26	3 month LIBOR	3.409	(5,930,985)	(10,267,914)
GBP	304,580	(a)	09/12/26	6 month GBP	2.980	1,982,848	(5,062,589)
	$136,700	(a)	09/28/26	3.280	3 month LIBOR	1,094	183,930
JPY	27,115,470	(a)	05/09/27	1.880	6 month JYOR	(4,070,551)	7,958,564
	$1,953,200	(a)	12/17/29	3 month LIBOR	3.250	(51,731,083)	(6,332,474)
JPY	49,048,910	(a)	12/18/34	2.250	6 month JYOR	(5,245,847)	4,146,177
CAD	42,540	(a)	12/18/34	3.750	6 month CDOR	(111,299)	(6,196)
AUD	100,300	(a)	12/18/34	5.000	6 month AUDOR	(485,104)	541,395
EUR	124,680	(a)	12/18/34	6 month EURO	2.250	626,726	3,586,795
GBP	798,030	(a)	12/18/34	6 month GBP	3.250	6,419,824	(3,222,379)
	143,360	(a)	02/05/36	6 month GBP	3.500	(3,166,649)	(14,547,914)
	$310,900	(a)	01/30/39	3 month LIBOR	4.370	(13,616,316)	(19,174,431)
	1,120,500	(a)	12/17/44	3 month LIBOR	3.500	(46,877,529)	(13,024,962)
	534,990	(a)	12/17/44	3.500	3 month LIBOR	17,472,738	11,128,095
GBP	459,770	(a)	12/17/44	6 month GBP	3.250	(46,204,877)	(8,601,539)
JPY	74,123,100	(a)	12/20/44	2.250	6 month JYOR	(6,179,999)	660,725
EUR	29,700	(a)	12/20/44	6 month EURO	2.500	(382,482)	(199,867)
GBP	882,990	(a)	12/20/44	6 month GBP	3.000	2,215,944	(1,629,332)
	TOTAL					$(489,214,611)	$119,581,505

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/14	$13,180	(1.000)%	03/20/19	0.760%	$(22,281)	$(117,361)
		31,200	(1.000)	06/20/19	0.809	(181,499)	(96,527)
Barclays Bank PLC		98,670	(1.000)	03/20/19	0.760	(295,796)	(749,611)
Citibank NA		518,290	(1.000)	03/20/19	0.760	(2,299,212)	(3,192,069)
		1,291,770	(1.000)	06/20/19	0.809	(6,861,188)	(4,649,906)

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc.	People’s Republic of China 4.250%, 10/28/14	$66,660	(1.000)%	03/20/19	0.760%	$(280,567)	$(425,697)
		59,660	(1.000)	06/20/19	0.809	(344,712)	(186,924)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	31,800	1.000	06/20/16	0.227	15,611	418,491
TOTAL						$(10,269,644)	$(8,999,604)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 21	$8,446,200	(1.000)%	06/20/19	0.644%	$(132,013,301)	$(5,789,394)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$11,304	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	$10,392	$(2,647)
Barclays Bank PLC	31,888	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	72,828	63,877
Citibank NA	26,208	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 11	01/12/42	One month LIBOR	(266,507)	205,052
Credit Suisse International (London)	110,435	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	195,951	(120,284)
	25,131	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	23,232	(6,013)
	53,422	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 12	01/12/43	One month LIBOR	84,778	(123,978)
	38,766	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 11	01/12/42	One month LIBOR	(169,414)	78,511

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London) (continued)	$66,667	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	$100,140	$185,665
Deutsche Bank AG	24,556	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	243,175	(348,190)
	328,154	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	(163,022)	1,569,833
JPMorgan Securities, Inc.	253,393	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	577,347	(403,728)
	52,528	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	329,406	(554,047)
	52,962	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 11	01/12/42	One month LIBOR	(588,219)	464,028
	43,793	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	199,340	(11,599)
	40,783	Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	One month LIBOR	113,803	(264,711)
TOTAL					$763,230	$731,769

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Sovereign Debt Obligations – 70.2%
	Australian Dollar – 2.5%
	Commonwealth of Australia
AUD	110,000	4.750%		10/21/15	$98,467
	100,000	5.250		03/15/19	96,095
	100,000	5.500		04/21/23	101,128

					295,690

	Brazilian Real – 3.4%
	Brazil Letras do Tesouro Nacional(a)
BRL	336,000	0.000		01/01/15	133,494
	357,000	0.000		01/01/16	126,285
	Brazil Notas do Tesouro Nacional
	64,056	6.000		08/15/22	26,176
	303,035	6.000		08/15/50	119,415

					405,370

	British Pound – 5.0%
	United Kingdom Treasury
GBP	190,000	2.000		01/22/16	313,313
	20,000	4.750		03/07/20	37,282
	50,000	1.750		09/07/22	78,394
	100,000	3.250		01/22/44	167,954
	10,856	0.375		03/22/62	—

					596,943

	Canadian Dollar – 2.2%
	Government of Canada
CAD	100,000	3.750		06/01/19	98,064
	110,000	1.500		06/01/23	93,932
	40,000	5.750		06/01/33	52,671
	20,000	4.000		06/01/41	22,384

					267,051

	Colombian Peso – 2.7%
	Republic of Colombia
COP	545,600,000	8.000		10/28/15	278,122
	22,700,000	11.000		07/24/20	13,668
	9,100,000	7.000		05/04/22	4,548
	17,900,000	7.500		08/26/26	9,024
	47,500,000	6.000		04/28/28	20,818

					326,180

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	300,000	3.850		09/29/21	16,553

	Danish Krone – 0.7%
	Kingdom of Denmark
DKK	300,000	3.000		11/15/21	59,558
	80,000	4.500		11/15/39	20,724

					80,282

	Euro – 27.3%
	Federal Republic of Germany
EUR	300,000	1.000		02/22/19	394,299
	80,000	2.000		01/04/22	111,927
	40,000	1.500		09/04/22	53,972
	30,000	1.500		02/15/23	40,367
	30,000	2.000		08/15/23	41,858

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Federal Republic of Germany – (continued)
EUR	70,000	4.000%		01/04/37	$124,759
	30,000	2.500		07/04/44	43,526
	Government of Finland(b)
	20,000	1.625		09/15/22	26,880
	Government of France
	110,000	1.000		05/25/18	143,437
	80,000	4.250		10/25/23	128,932
	50,000	4.500		04/25/41	91,397
	Italy Buoni Poliennali Del Tesoro(b)
	20,000	4.750		09/01/44	30,345
	Kingdom of Belgium
	20,000	3.500	(b)	06/28/17	27,686
	30,000	3.000		09/28/19	42,956
	6,000	4.000		03/28/32	9,849
	Kingdom of The Netherlands
	50,000	4.500	(b)	07/15/17	71,060
	120,000	2.250	(b)	07/15/22	168,564
	80,000	1.500		05/15/23	107,540
	110,000	1.750		02/15/24	150,027
	20,000	2.000		07/15/24	27,383
	Republic of Argentina(c)
	30,000	0.000		12/15/35	2,804
	Republic of Austria(b)
	30,000	4.300		09/15/17	42,681
	40,000	3.400		11/22/22	60,673
	5,000	3.150		06/20/44	7,976
	Republic of Italy
	100,000	3.750		08/01/15	129,931
	120,000	1.150		05/15/17	153,855
	150,144	2.150		11/12/17	197,870
	40,000	4.500		08/01/18	57,501
	66,169	2.350		09/15/19	92,349
	50,000	4.750		09/01/21	75,801
	20,000	5.500		11/01/22	31,787
	120,000	4.500		05/01/23	179,941
	12,000	5.750		02/01/33	20,651
	Spain Government Bond
	20,000	4.500		01/31/18	28,484
	90,000	3.750		10/31/18	127,361
	110,000	5.900		07/30/26	187,243
	30,000	5.150	(b)	10/31/44	49,399

					3,283,071

	Hungarian Forint – 0.9%
	Hungary Government Bond
HUF	9,380,000	6.500		06/24/19	42,706
	4,040,000	7.500		11/12/20	19,483
	6,360,000	7.000		06/24/22	30,164
	4,050,000	6.000		11/24/23	18,251
	980,000	5.500		06/24/25	4,249

					114,853

	Indonesian Rupiah – 0.6%
	Indonesia Government Bond
IDR	630,000,000	8.375		03/15/24	51,108
	335,000,000	9.000		03/15/29	27,562

					78,670

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Sovereign Debt Obligations – (continued)
	Israeli Shekel – 0.4%
	Israel Government Bond
ILS	140,000	5.500%		01/31/22	$47,354

	Japanese Yen – 5.3%
	Government of Japan
JPY	16,000,000	0.400		06/20/16	146,697
	31,950,000	0.100		03/20/18	291,180
	15,600,000	1.700		06/20/33	152,778
	4,500,000	1.900		09/20/42	43,913

					634,568

	Malaysian Ringgit – 0.8%
	Malaysia Government Bond
MYR	130,000	3.654		10/31/19	39,573
	10,000	3.889		07/31/20	3,060
	80,000	4.048		09/30/21	24,731
	10,000	3.418		08/15/22	2,947
	50,000	3.480		03/15/23	14,778
	20,000	4.181		07/15/24	6,228

					91,317

	Mexican Peso – 4.5%
	United Mexican States
MXN	1,774,020	0.000	(a)	10/16/14	131,738
	1,582,130	0.000	(a)	12/11/14	116,956
	563,820	0.000	(a)	12/24/14	41,635
	355,254	5.000		06/16/16	28,731
	86,483	3.500		12/14/17	6,978
	1,501,500	4.750		06/14/18	111,078
	109,600	8.000		06/11/20	9,184
	481,200	6.500		06/10/21	37,419
	122,900	8.000		12/07/23	10,392
	184,000	7.500		06/03/27	15,002
	256,600	8.500		05/31/29	22,577
	21,400	7.750		05/29/31	1,764
	134,200	10.000		11/20/36	13,541
	12,800	8.500		11/18/38	1,129

					548,124

	Norwegian Krone – 1.7%
	Kingdom of Norway
NOK	400,000	5.000		05/15/15	63,660
	200,000	4.250		05/19/17	33,294
	400,000	4.500		05/22/19	69,904
	220,000	2.000		05/24/23	33,858

					200,716

	Peruvian Nuevo Sol – 0.0%
	Republic of Peru
PEN	2,000	6.900		08/12/37	698

	Polish Zloty – 0.4%
	Poland Government Bond
PLN	30,000	5.750		10/25/21	10,769
	60,000	5.750		09/23/22	21,775
	20,000	4.000		10/25/23	6,514
	40,000	3.250		07/25/25	12,304

					51,362

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Sovereign Debt Obligations – (continued)
	Russian Ruble – 2.8%
	Russian Federation Bond
RUB	270,000	7.600%		04/14/21	$6,266
	9,380,000	7.600		07/20/22	214,223
	1,010,000	7.000		01/25/23	22,087
	600,000	7.000		08/16/23	13,097
	3,640,000	7.050		01/19/28	76,632

					332,305

	Singapore Dollar – 0.5%
	Republic of Singapore
SGD	75,000	3.125		09/01/22	62,436

	South African Rand – 0.9%
	Republic of South Africa
ZAR	70,000	7.750		02/28/23	6,059
	600,000	8.000		01/31/30	49,898
	370,000	8.250		03/31/32	30,810
	90,000	8.750		01/31/44	7,690
	160,000	8.750		02/28/48	13,808

					108,265

	Swedish Krona – 2.1%
	Kingdom of Sweden
SEK	700,000	3.000		07/12/16	101,845
	670,000	3.500		06/01/22	108,620
	180,000	1.500		11/13/23	25,227
	100,000	3.500		03/30/39	17,512

					253,204

	Swiss Franc – 1.6%
	Swiss Confederation
CHF	60,000	3.000		01/08/18	68,975
	70,000	2.000		05/25/22	82,721
	30,000	3.500		04/08/33	44,263

					195,959

	Thai Baht – 0.8%
	Thailand Government Bond
THB	230,000	3.875		06/13/19	7,380
	1,829,251	1.200		07/14/21	54,794
	590,000	3.625		06/16/23	18,535
	412,932	1.250		03/12/28	11,737
	300,000	3.775		06/25/32	9,086

					101,532

	Turkish Lira – 1.1%
	Turkey Government Bond
TRY	300,000	6.500		01/07/15	130,757

	United States Dollar – 1.9%
	Perusahaan Penerbit SBSN(b)
	$200,000	4.350		09/10/24	195,125
	Republic of Argentina(c)
	488,000	0.000		12/15/35	37,088

					232,213

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $8,927,790)				$8,455,473

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Structured Notes(b) – 1.4%
	Republic of Indonesia (Issuer Standard Chartered Bank)
IDR	1,008,000,000	8.375%	03/19/24	$81,774
	1,000,000,000	8.375	03/19/24	81,124

	TOTAL STRUCTURED NOTES
	(Cost $174,711)			$162,898

	U.S. Treasury Obligations – 22.9%
	United States Treasury Bill(a)
	$930,000	0.000%	10/16/14	$929,997
	United States Treasury Bonds
	620,000	5.500 (d)	08/15/28	814,060
	130,000	6.250	05/15/30	185,731
	20,000	2.750	11/15/42	18,297
	United States Treasury Inflation Protected Securities
	54,457	1.125	01/15/21	57,163
	40,951	0.375	07/15/23	40,548
	112,321	0.625	01/15/24	112,952
	20,446	1.375	02/15/44	21,887
	United States Treasury Note
	570,000	1.500	06/30/16	580,095

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $2,761,376)			$2,760,730

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $11,863,877)			$11,379,101

	Short-term Investment(e) – 3.3%
	Repurchase Agreement – 3.3%
	Joint Repurchase Agreement Account II
	$400,000	0.012%	10/01/14	$400,000
	(Cost $400,000)

	TOTAL INVESTMENTS – 97.8%
	(Cost $12,263,877)			$11,779,101

	OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%			260,884

	NET ASSETS – 100.0%			$12,039,985

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $843,287, which represents approximately 7.0% of net assets as of September 30, 2014.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.

(d)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(e)	Joint repurchase agreement was entered into on September 30, 2014. Additional information appears on page 118.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BUBOR	—Budapest Interbank Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	GBP/EUR	12/17/14	$30,330	$821
	NOK/EUR	12/17/14	30,330	619
	USD/AUD	11/13/14	44,085	144
	USD/EUR	12/17/14	604,078	19,861
	USD/JPY	12/17/14	60,615	1,385
	USD/MXN	10/31/14	327,341	6,044
	USD/MYR	10/03/14	24,475	325
	USD/SEK	11/06/14	74,469	1,093
Barclays Bank PLC	CAD/CHF	12/17/14	25,990	16
	GBP/USD	12/17/14	92,342	424
	USD/AUD	12/17/14	88,813	3,648
	USD/HUF	10/27/14	145,259	2,283
	USD/ILS	12/17/14	34,012	2,359
	USD/INR	10/07/14	61,036	964
	USD/INR	10/27/14	30,513	487
	USD/KRW	10/27/14	45,313	437
	USD/MYR	10/03/14	31,799	104
	USD/NZD	12/17/14	29,431	1,180
	USD/SEK	12/17/14	55,910	968
BNP Paribas SA	EUR/PLN	12/17/14	30,267	63
	EUR/USD	12/17/14	60,661	9
	GBP/EUR	12/17/14	30,330	708
	USD/AUD	12/17/14	118,411	3,173
	USD/BRL	10/22/14	30,120	880
	USD/GBP	12/17/14	61,561	236
	USD/MYR	10/20/14	30,509	491
	USD/PLN	11/10/14	19,445	347
	USD/RUB	10/27/14	59,979	1,021
	USD/TRY	12/17/14	28,946	1,412
Citibank NA (London)	CHF/EUR	12/17/14	30,330	91
	GBP/EUR	12/17/14	59,397	322
	NOK/EUR	12/17/14	90,991	1,240
	PHP/USD	10/20/14	15,003	3
	USD/CAD	12/17/14	45,847	653
	USD/CHF	12/17/14	96,975	1,956
	USD/INR	10/14/14	60,932	1,068
	USD/NZD	12/17/14	44,865	2,698
	USD/PHP	10/14/14	14,653	347
	USD/SGD	12/17/14	49,888	835
	USD/TRY	12/17/14	29,999	1,001
	USD/TWD	10/17/14	60,364	636
	USD/TWD	10/20/14	60,464	536
Credit Suisse International (London)	USD/CHF	12/17/14	104,547	2,178
	USD/RUB	10/02/14	29,451	1,549
	USD/RUB	11/17/14	4,052	166
Deutsche Bank AG (London)	RUB/USD	11/17/14	7,312	13
	USD/CNH	12/17/14	121,516	484
	USD/EUR	12/17/14	30,330	757
	USD/GBP	10/22/14	67,005	1,012

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD/INR	10/07/14	$24,137	$115
	USD/KRW	10/14/14	60,726	1,274
	USD/MXN	12/17/14	60,193	807
	USD/MYR	10/07/14	101,652	2,580
	USD/NZD	12/17/14	119,273	2,396
	USD/PHP	10/14/14	14,656	344
	USD/PHP	10/20/14	30,569	431
	USD/RUB	10/02/14	7,375	—
	USD/RUB	10/17/14	3,097	4
	USD/RUB	11/17/14	34,310	2,443
	USD/SEK	12/17/14	60,497	1,147
	USD/THB	10/31/14	40,795	328
	USD/TWD	10/20/14	5,820	41
HSBC Bank PLC	GBP/USD	12/17/14	30,781	264
	SEK/EUR	12/17/14	60,661	22
	TWD/USD	10/20/14	30,019	19
	USD/BRL	10/27/14	17,409	274
	USD/CNH	12/17/14	121,871	129
	USD/GBP	12/17/14	61,561	1,600
	USD/JPY	12/17/14	30,335	665
	USD/KRW	10/22/14	8,849	112
	USD/KRW	10/23/14	20,731	269
	USD/MYR	10/31/14	129,750	3,880
	USD/NZD	12/17/14	44,865	2,868
	USD/SGD	12/17/14	71,882	1,351
	USD/TRY	12/17/14	30,835	1,556
JPMorgan Chase Bank (London)	MXN/USD	10/31/14	31,592	224
	MXN/USD	12/17/14	30,099	99
	SEK/EUR	12/17/14	112,475	409
	USD/EUR	10/30/14	549,712	14,177
	USD/EUR	12/17/14	30,330	254
	USD/IDR	10/31/14	25,905	522
	USD/INR	10/29/14	45,450	550
	USD/JPY	12/17/14	103,726	4,675
	USD/MXN	12/17/14	157,455	2,745
	USD/RUB	10/20/14	14,598	402
	USD/RUB	11/17/14	33,596	2,147
	USD/TRY	12/17/14	59,593	2,407
Merrill Lynch International Bank Ltd.	MXN/USD	10/31/14	10,921	53
Morgan Stanley & Co. International PLC	TWD/USD	10/17/14	61,032	32
	USD/AUD	12/17/14	40,659	1,397
	USD/ILS	12/17/14	55,236	3,389
	USD/TRY	12/17/14	29,328	1,463
Royal Bank of Canada	USD/AUD	12/17/14	60,947	225
	USD/CAD	12/17/14	152,261	1,239
	USD/EUR	10/30/14	30,366	696
	USD/JPY	12/17/14	30,269	231
	USD/ZAR	10/31/14	106,566	3,307
Royal Bank of Scotland PLC	USD/EUR	10/30/14	19,748	335
	USD/EUR	12/17/14	30,330	770
	USD/GBP	12/17/14	55,081	267
	USD/JPY	12/17/14	29,428	129
	USD/TRY	12/17/14	59,638	1,361

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Standard Chartered Bank	USD/AUD	12/17/14	$108,488	$4,415
	USD/CNH	12/17/14	122,601	399
	USD/COP	10/24/14	300,779	24,804
	USD/EUR	12/17/14	30,330	830
	USD/IDR	10/31/14	85,874	3,403
	USD/TRY	12/17/14	28,217	1,448
State Street Bank and Trust	AUD/USD	12/17/14	60,511	288
	EUR/USD	10/30/14	14,457	59
	USD/CHF	12/17/14	97,684	2,140
	USD/JPY	12/17/14	89,896	2,104
	USD/NZD	12/17/14	48,317	3,050
	USD/SEK	12/17/14	55,865	841
UBS AG (London)	NZD/USD	12/17/14	60,411	185
	USD/BRL	10/14/14	60,354	646
	USD/EUR	12/17/14	30,330	236
	USD/GBP	10/22/14	53,758	52
	USD/HUF	12/17/14	38,982	972
Westpac Banking Corp.	AUD/USD	12/17/14	91,420	231
	USD/AUD	12/17/14	146,903	5,694
	USD/EUR	10/30/14	15,394	353
	USD/EUR	12/17/14	123,757	2,930
	USD/MYR	10/20/14	29,764	580
	USD/NZD	12/17/14	58,087	3,542
	USD/SGD	12/17/14	62,736	1,183
TOTAL				$197,856

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/GBP	12/17/14	$61,592	$(931)
	EUR/USD	12/17/14	150,387	(2,433)
	HUF/USD	12/17/14	30,423	(577)
	MYR/USD	10/31/14	70,407	(1,307)
Barclays Bank PLC	EUR/PLN	12/17/14	61,085	(424)
	EUR/USD	12/17/14	30,330	(706)
	ILS/USD	12/17/14	16,594	(503)
	INR/USD	10/07/14	54,317	(607)
	INR/USD	10/27/14	51,674	(936)
	JPY/USD	12/17/14	29,763	(1,237)
	MYR/USD	10/07/14	74,322	(2,138)
	MYR/USD	10/20/14	23,964	(36)
	MYR/USD	10/29/14	47,106	(235)
	NZD/USD	12/17/14	28,656	(1,700)
	PLN/USD	12/17/14	43,188	(1,420)
	TWD/USD	10/27/14	30,795	(205)
BNP Paribas SA	AUD/USD	12/17/14	58,335	(2,214)
	GBP/USD	12/17/14	28,469	(725)
	ILS/USD	12/17/14	45,415	(585)
	INR/USD	10/14/14	15,869	(216)
	PLN/USD	12/17/14	43,539	(1,004)

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (London)	AUD/USD	12/17/14	$89,679	$(1,813)
	EUR/CHF	12/17/14	60,697	(36)
	EUR/GBP	12/17/14	30,708	(378)
	IDR/USD	10/31/14	25,905	(1,020)
	ILS/USD	12/17/14	28,287	(713)
	JPY/USD	11/07/14	149,232	(588)
	MXN/USD	12/17/14	62,047	(838)
	MYR/USD	10/03/14	30,470	(732)
	NOK/EUR	12/17/14	60,661	(90)
	NOK/USD	11/06/14	29,131	(437)
	NZD/USD	12/17/14	29,431	(1,166)
	PHP/USD	10/29/14	14,943	(57)
Credit Suisse International (London)	DKK/USD	11/10/14	25,437	(488)
	EUR/CHF	12/17/14	60,694	(33)
	PEN/USD	11/18/14	19,107	(635)
	RUB/USD	10/02/14	29,076	(1,924)
	RUB/USD	10/24/14	60,028	(4,245)
	RUB/USD	10/27/14	59,260	(1,740)
Deutsche Bank AG (London)	AUD/USD	12/17/14	58,335	(2,278)
	CNH/USD	12/17/14	124,324	(676)
	EUR/USD	12/17/14	181,982	(3,677)
	IDR/USD	11/03/14	29,951	(49)
	ILS/USD	10/27/14	12,220	(281)
	INR/USD	10/29/14	23,986	(176)
	MYR/USD	10/31/14	7,293	(284)
	PHP/USD	10/20/14	29,980	(20)
	PLN/USD	12/17/14	9,654	(346)
	RUB/USD	10/02/14	7,750	(407)
HSBC Bank PLC	EUR/USD	12/17/14	60,661	(828)
	INR/USD	10/27/14	47,775	(738)
	MXN/USD	12/17/14	61,461	(780)
	RUB/USD	10/17/14	14,567	(433)
	RUB/USD	10/24/14	100,759	(9,537)
	SGD/USD	12/17/14	60,494	(506)
	USD/GBP	12/17/14	61,561	(198)
JPMorgan Chase Bank (London)	EUR/GBP	12/17/14	62,355	(1,694)
	EUR/NOK	12/17/14	61,515	(854)
	JPY/USD	12/17/14	120,111	(2,889)
	MYR/USD	10/03/14	25,804	(562)
	MYR/USD	10/20/14	14,947	(53)
	SEK/USD	12/17/14	60,902	(1,098)
	TRY/USD	12/17/14	30,353	(647)
	USD/MXN	12/17/14	92,200	(200)
Merrill Lynch International Bank Ltd.	EUR/USD	10/30/14	14,574	(293)
	HUF/USD	10/27/14	22,698	(192)
Morgan Stanley & Co. International PLC	AUD/USD	12/17/14	59,205	(2,266)
	BRL/USD	10/14/14	14,423	(630)
	BRL/USD	10/27/14	30,340	(660)
	CHF/USD	12/17/14	30,350	(650)
	EUR/CHF	12/17/14	60,709	(48)
	EUR/HUF	12/17/14	15,457	(292)
	EUR/USD	12/17/14	181,982	(953)

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	INR/USD	10/27/14	$48,126	$(781)
	KRW/USD	10/27/14	30,404	(597)
Royal Bank of Canada	CAD/USD	12/17/14	155,781	(2,542)
	EUR/USD	10/30/14	17,846	(69)
	EUR/USD	12/17/14	60,661	(1,140)
	GBP/USD	12/17/14	58,321	(942)
	JPY/USD	12/17/14	59,227	(2,773)
	MXN/USD	12/17/14	123,677	(2,400)
	PEN/USD	10/24/14	19,116	(612)
Royal Bank of Scotland PLC	NZD/USD	12/17/14	29,431	(1,260)
	TRY/USD	12/17/14	145,308	(4,694)
	TWD/USD	10/31/14	324,774	(4,987)
	USD/TRY	12/17/14	30,109	(109)
Standard Chartered Bank	CLP/USD	10/24/14	52,976	(3,723)
	INR/USD	10/14/14	101,503	(1,121)
	JPY/USD	12/17/14	135,169	(4,831)
	KRW/USD	10/14/14	29,982	(18)
	MXN/USD	12/17/14	97,225	(2,097)
	MYR/USD	10/31/14	40,521	(1,213)
	PHP/USD	10/31/14	78,453	(3,086)
	PLN/USD	12/17/14	40,839	(1,294)
	TRY/USD	12/17/14	30,419	(581)
State Street Bank and Trust	AUD/USD	12/17/14	29,603	(641)
	EUR/GBP	12/17/14	30,869	(539)
	EUR/USD	12/17/14	60,661	(1,327)
	GBP/USD	12/17/14	61,561	(821)
	HKD/USD	11/13/14	196,593	(218)
	JPY/USD	12/17/14	105,866	(884)
	SGD/USD	11/13/14	123,202	(411)
UBS AG (London)	BRL/USD	10/14/14	58,245	(3,755)
	CHF/USD	11/06/14	55,756	(1,067)
	CHF/USD	12/17/14	30,323	(678)
	INR/USD	10/07/14	30,855	(507)
	PLN/USD	12/17/14	43,694	(900)
	RUB/USD	10/24/14	49,565	(5,436)
	RUB/USD	11/17/14	63,852	(5,352)
Westpac Banking Corp.	AUD/USD	12/17/14	178,486	(4,864)
	KRW/USD	10/31/14	434,912	(13,129)
	NZD/USD	12/17/14	140,076	(6,233)
TOTAL				$(159,899)

FUTURES CONTRACTS — At September 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(16)	March 2017	$(3,903,000)	$4,539
Eurodollars	(8)	September 2017	(1,944,700)	4,782
Ultra Long U.S. Treasury Bonds	4	December 2014	610,000	(9,101)
2 Year German Euro-Schatz	2	December 2014	280,410	262
5 Year German Euro-Bobl	(1)	December 2014	(161,569)	(532)

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	2	December 2014	$437,688	$28
5 Year U.S. Treasury Notes	(24)	December 2014	(2,838,188)	7,480
10 Year U.S. Treasury Notes	7	December 2014	872,484	(1,157)
20 Year U.S. Treasury Bonds	(3)	December 2014	(413,719)	5,432
TOTAL				$11,733

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	KRW	6,270	12/13/23	3 month KWCDC	3.488%	$(405)
		2,150	01/16/24	3 month KWCDC	3.445	(134)
	MXN	610	03/03/26	6.930%	Mexico Interbank TIIE 28 Days	1,460
Barclays Bank PLC	KRW	211,330	05/30/23	3 month KWCDC	2.995	(5,566)
Citibank NA (London)	BRL	110	01/04/16	11.190	1 month Brazilian Interbank Deposit Average	(320)
		610	01/04/16	8.890	1 month Brazilian Interbank Deposit Average	(10,108)
		250	01/02/17	11.455	1 month Brazilian Interbank Deposit Average	(1,046)
	CLP	22,720	03/13/19	6 month CLICP	4.650	(922)
		11,530	09/12/19	6 month CLICP	4.050	132
	BRL	330	01/04/21	11.765	1 month Brazilian Interbank Deposit Average	(1,047)
	ZAR	820	05/09/23	3 month JIBAR	6.380	7,910
	KRW	6,300	12/18/23	3 month KWCDC	3.420	(372)
		73,270	01/10/24	3 month KWCDC	3.475	(4,747)
	COP	10,590	04/16/24	Colombia 90 days DTF	5.920	111
	KRW	47,740	07/11/24	2.940	3 month KWCDC	1,017
Credit Suisse First Boston Corp.	CLP	20,370	04/28/17	6 month CLICP	3.980	(413)
		6,240	07/28/17	6 month CLICP	3.640	(18)
		18,420	02/28/19	6 month CLICP	4.573	(673)
	COP	35,680	04/15/19	Colombia 90 days DTF	5.110	91
		28,990	06/18/19	Colombia IBR Overnight Interbank	5.350	(13)
Deutsche Bank AG (London)	KRW	36,990	03/03/17	2.850	3 month KWCDC	479
	BRL	770	01/02/18	11.610	1 month Brazilian Interbank Deposit Average	(3,703)
	MYR	1,230	11/14/18	3 month KLIBOR	3.880	1,076

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Deutsche Bank AG (London) (continued)	CLP	66,510	04/10/19	6 month CLICP	4.430%	$(1,859)
	COP	19,820	06/17/19	Colombia IBR Overnight Interbank	5.320	3
	CLP	6,220	07/28/19	6 month CLICP	4.000	75
	BRL	210	01/04/21	11.230%	1 month Brazilian Interbank Deposit Average	(2,087)
	MXN	470	06/01/23	6.255	Mexico Interbank TIIE 28 Days	183
		170	11/03/23	6.860	Mexico Interbank TIIE 28 Days	579
JPMorgan Securities, Inc.	MYR	410	04/15/19	3 month KLIBOR	4.100	(656)
	COP	31,850	04/22/19	Colombia IBR Overnight Interbank	5.190	41
	KRW	6,820	12/23/23	3 month KWCDC	3.470	(429)
		54,420	01/07/24	3 month KWCDC	3.471	(3,511)
		36,950	01/15/24	3 month KWCDC	3.445	(2,301)
Morgan Stanley & Co. International PLC	BRL	630	01/02/17	11.565	1 month Brazilian Interbank Deposit Average	(2,178)
	CLP	3,300	04/15/19	6 month CLICP	4.350	(71)
	BRL	70	01/04/21	1 month Brazilian Interbank Deposit Average	11.410	527
TOTAL						$(28,895)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	200	(a)	09/12/17	6 month GBP	2.250%	$441	$(550)
	$950	(a)	12/17/17	1.500%	3 month LIBOR	533	(59)
ZAR	390		06/13/19	7.640	3 month JIBAR	—	51
	480		09/05/19	7.280	3 month JIBAR	(1)	(447)
	590		09/08/19	7.310	3 month JIBAR	(2)	(522)
EUR	400	(a)	12/17/19	1.000	6 month EURO	12,215	743
	$1,400	(a)	12/17/19	2.250	3 month LIBOR	10,213	1,826
SEK	4,320	(a)	12/17/19	3 month STIBOR	1.250	(5,264)	1,376
NZD	830	(a)	12/17/19	4.500	3 month NZDOR	(1,664)	4,251
AUD	460	(a)	12/17/19	6 month AUDOR	3.750	(5,008)	(1,911)
GBP	130	(a)	02/05/21	2.840	6 month GBP	(31)	3,371
	210	(a)	09/12/21	2.680	6 month GBP	(2,729)	3,124
JPY	40,230	(a)	12/17/21	0.500	6 month JYOR	2,560	(857)
	$370	(a)	12/17/21	3 month LIBOR	2.500	(829)	(1,223)
HUF	30,350		01/29/24	6 month BUBOR	5.360	1	(19,349)
ZAR	390		03/14/24	3 month JIBAR	8.550	—	(838)
AUD	340	(a)	09/17/24	4.500	6 month AUDOR	(1,198)	1,678
GBP	220	(a)	09/17/24	6 month GBP	3.250	(1,461)	(1,604)
	$490	(a)	12/17/24	3 month LIBOR	3.000	(8,284)	(3,676)
CAD	90	(a)	12/17/24	3.000	6 month CDOR	3,697	(1,258)
GBP	70	(a)	12/17/24	3.000	6 month GBP	5,070	(409)
AUD	220	(a)	12/17/24	4.500	6 month AUDOR	8,149	1,920
EUR	60	(a)	12/17/24	6 month EURO	2.000	(6,618)	631
JPY	79,940	(a)	12/17/24	6 month JYOR	0.750	(7,504)	2,715
GBP	270	(a)	12/18/24	3.250	6 month GBP	2,196	1,141
EUR	360	(a)	12/18/24	6 month EURO	2.000	689	(2,240)
JPY	70,000	(a)	05/09/25	6 month JYOR	1.650	9,529	(14,937)
GBP	110	(a)	09/12/26	6 month GBP	2.980	1,712	(2,824)
JPY	43,000	(a)	05/09/27	1.880	6 month JYOR	(8,578)	14,743
	$850	(a)	12/17/29	3 month LIBOR	3.250	(15,203)	(10,066)
GBP	70	(a)	02/05/36	6 month GBP	3.500	842	(9,491)
	$210	(a)	12/17/44	3.500	3 month LIBOR	6,986	4,240
GBP	140	(a)	12/17/44	6 month GBP	3.250	(13,879)	(2,810)
	TOTAL					$(13,420)	$(33,261)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Bond Fund	$18,600,000	$18,600,006	$19,097,872
Core Fixed Income	43,300,000	43,300,014	44,459,025
Global Income	3,900,000	3,900,001	4,004,393
Strategic Income	294,700,000	294,700,096	302,588,328
World Bond	400,000	400,000	410,707

REPURCHASE AGREEMENTS — At September 30, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Bond Fund	Core Fixed Income	Global Income	Strategic Income	World Bond
BNP Paribas Securities Co.	0.010%	$5,102,342	$11,878,033	$1,069,846	$80,841,950	$109,728
Citigroup Global Markets, Inc.	0.000	545,558	1,270,036	114,391	8,643,870	11,732
TD Securities (USA) LLC	0.005	7,064,782	16,446,508	1,481,325	111,935,007	151,931
Wells Fargo Securities LLC	0.030	5,887,318	13,705,423	1,234,438	93,279,173	126,609
TOTAL		$18,600,000	$43,300,000	$3,900,000	$294,700,000	$400,000

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

At September 30, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	2.500% to 6.000%	05/01/21 to 09/01/44
Government National Mortgage Association	3.500 to 4.500	08/15/42 to 06/20/44
U.S. Treasury Bond	5.375	02/15/31
U.S. Treasury Inflation Protected Securities	0.125 to 0.500	04/15/15 to 04/15/16
U.S. Treasury Note	0.875	08/15/17

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2014 (Unaudited)

Bond Fund
Assets:
Investments, at value (cost $241,588,974, $1,130,475,290, $458,344,854, $25,495,923,151 and $12,263,877)	$248,239,297
Cash	60,689
Foreign currencies, at value (cost $30,392, $52,162, $92,340, $2,116,132 and $35,210, respectively)	32,444
Receivables:
Investments sold on an extended-settlement basis	31,014,453
Investments sold	307,920
Collateral on certain derivative contracts(a)	1,608,567
Unrealized gain on forward foreign currency exchange contracts	1,317,100
Interest	1,179,771
Fund shares sold	494,187
Reimbursement from investment adviser	58,761
Unrealized gain on swap contracts	49,822
Upfront payments made on swap contracts	1,191
Variation margin on certain derivative contracts	886
Due from broker — upfront payment	89
Foreign tax reclaims	—
Other assets	1,868
Total assets	284,367,045

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	42,299,928
Investments purchased	870,853
Forward sale contracts, at value (proceeds received $8,834,688, $39,250,000, $10,846,563, $144,135,781 and $0, respectively)	8,869,922
Collateral on certain derivative contracts	2,260,003
Unrealized loss on forward foreign currency exchange contracts	793,692
Fund shares redeemed	408,488
Unrealized loss on swap contracts	335,711
Management fees	85,357
Upfront payments received on swap contracts	38,918
Distribution and Service fees and Transfer Agent fee	26,839
Income distribution	16,383
Variation margin on certain derivative contracts	15,808
Written option contracts, at value (premium received $111,617 for the Global Income Fund)	—
Due to broker — upfront payment	—
Accrued expenses and other liabilities	210,396
Total liabilities	56,232,298

Net Assets:
Paid-in capital	217,253,759
Undistributed (distributions in excess of) net investment income	564,470
Accumulated net realized gain (loss)	2,935,019
Net unrealized gain (loss)	7,381,499
NET ASSETS	$228,134,747
Net Assets:
Class A	$37,386,740
Class B	1,660,353
Class C	7,671,547
Institutional	176,467,066
Service	14,721
Class IR	4,863,572
Class R	70,748
Total Net Assets	$228,134,747
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	3,543,445
Class B	157,467
Class C	727,553
Institutional	16,728,796
Service	1,396
Class IR	462,582
Class R	6,712
Net asset value, offering and redemption price per share:(b)
Class A	$10.55
Class B	10.54
Class C	10.54
Institutional	10.55
Service	10.55
Class IR	10.51
Class R	10.54

(a)	Includes segregated cash of $500,000 for the Bond Fund, relating to initial margin requirements and collateral on futures transactions. Also includes amounts segregated for initial margin on swap transactions of $1,056,874, $2,537,723, $2,165,785, $629,072,631 and $63,316 for the Bond, Core Fixed Income, Global Income, Strategic Income and World Bond Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income, Global Income, Strategic Income and World Bond Funds is $10.96, $10.90, $13.46, $11.00 and $9.78, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund

$1,148,605,901	$459,600,818	$25,482,442,509	$11,779,101
181,293	73,735	33,063,238	103,428
51,534	89,126	2,718,283	35,719

133,537,578	25,544,375	788,635,410	—
13,377,717	27,093,400	407,829,220	297,464
2,537,723	2,165,785	633,591,005	63,316
2,891,589	7,362,214	500,327,286	197,856
5,786,402	3,157,180	149,948,068	104,277
6,718,086	1,928,916	117,481,719	—
—	80,012	—	68,867
52,311	500,551	11,365,799	13,684
1,951	3,895	1,966,003	—
69,984	8,134	4,736,903	1,286
—	73,132	19,128,186	—
—	—	—	4,123
8,394	3,796	7,692,312	3,210
1,313,820,463	527,685,069	28,160,925,941	12,672,331

196,665,321	23,870,019	994,087,341	—
2,948,464	7,478,108	89,613,419	274,327
39,421,876	10,841,016	143,889,847	—
4,970,000	2,394,065	476,776,750	—
2,138,295	2,310,202	303,668,250	159,899
1,668,959	22,969,292	34,003,798	—
—	—	83,266,488	42,579
346,649	255,830	10,586,445	6,526
—	—	11,472,417	—
95,208	38,121	2,891,291	491
108,103	13,781	7,662,262	—
—	184,549	14,454,049	381
—	71,430	—	—
41	—	—	596
172,181	246,100	306,742	147,547
248,535,097	70,672,513	2,172,679,099	632,346

1,071,543,360	427,373,443	25,856,196,557	12,728,788
7,129,148	(856,940)	69,917,644	(384,512)
(33,343,087)	21,744,060	(181,883,029)	199,625
19,955,945	8,751,993	244,015,670	(503,916)
$1,065,285,366	$457,012,556	$25,988,246,842	$12,039,985

$142,355,225	$60,622,437	$3,177,088,759	$174,277
2,766,367	899,487	—	—
19,432,766	5,135,139	1,220,249,848	36,988
897,036,884	387,247,668	20,700,172,741	11,809,093
1,642,690	348,281	—	—
1,463,992	2,759,544	882,813,297	9,864
587,442	—	7,922,197	9,763
$1,065,285,366	$457,012,556	$25,988,246,842	$12,039,985

13,564,612	4,676,761	300,033,400	18,525
262,384	69,653	—	—
1,841,860	399,015	115,197,177	3,933
85,130,601	29,919,665	1,954,843,893	1,255,675
155,788	26,955	—	—
139,402	213,419	83,411,231	1,049
55,901	—	748,627	1,038

$10.49	$12.96	$10.59	$9.41
10.54	12.91	—	—
10.55	12.87	10.59	9.40
10.54	12.94	10.59	9.40
10.54	12.92	—	—
10.50	12.93	10.58	9.40
10.51	—	10.58	9.40

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2014 (Unaudited)

Bond Fund
Investment income:
Interest	$3,412,421
Dividends	—
Total investment income	3,412,421

Expenses:
Management fees	550,427
Custody, accounting and administrative services	160,667
Distribution and Service fees(a)	92,187
Transfer Agent fees(a)	71,169
Registration fees	56,182
Professional fees	55,324
Printing and mailing costs	34,209
Trustee fees	10,290
Service Share fees — Shareholder Administration Plan	18
Service Share fees — Service Plan	18
Other	19,100
Total expenses	1,049,591
Less — expense reductions	(326,473)
Net expenses	723,118
NET INVESTMENT INCOME	2,689,303

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	4,992,161
Futures contracts	1,362,557
Written options	—
Swap contracts	(1,402,689)
Forward foreign currency exchange contracts	517,391
Foreign currency transactions	(28,697)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $779 for World Bond Fund)	(2,146,956)
Futures contracts	(336,283)
Written options	—
Swap contracts	12,790
Forward foreign currency exchange contracts	643,881
Foreign currency translations	(12,639)
Net realized and unrealized gain (loss)	3,601,516
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,290,819

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Bond	$44,012	$10,139	$37,832	$204	$22,886	$1,318	$4,918	$39,038	$4	$2,952	$53
Core Fixed Income	173,231	16,540	99,228	1,397	90,080	2,150	12,900	179,274	335	982	363
Global Income	75,650	4,961	24,775	—	39,338	645	3,221	83,586	47	616	—
Strategic Income	4,573,105	—	5,693,662	17,537	2,378,014	—	740,176	3,662,504	—	530,294	4,560
World Bond	161	—	173	25	84	—	23	2,420	—	7	7

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund

$14,745,851	$6,159,364	$358,888,495	$164,577
—	—	1,130,524	—
14,745,851	6,159,364	360,019,019	164,577

2,111,877	1,578,143	59,888,264	39,927
155,427	202,963	1,609,571	113,422
290,396	105,386	10,284,304	359
286,084	127,453	7,315,548	2,541
52,865	54,235	664,408	34,128
57,154	54,923	82,930	50,347
44,315	47,082	686,771	35,418
11,882	10,500	62,117	5,803
2,091	295	—	—
2,091	295	—	—
36,824	12,551	328,898	5,212
3,051,006	2,193,826	80,922,811	287,157
—	(368,413)	—	(242,483)
3,051,006	1,825,413	80,922,811	44,674
11,694,845	4,333,951	279,096,208	119,903

6,712,619	6,623,249	254,202,832	229,940
798,547	1,849,634	(66,872,627)	44,131
—	26,302	—	—
(2,331,185)	(2,401,668)	(637,162,882)	(131,197)
1,887,812	14,978,049	403,636,048	141,091
(190,148)	(733,702)	(34,334,092)	(6,133)

5,567,441	(14,386,993)	(266,567,912)	(502,280)
(628,191)	(337,157)	(9,899,585)	(23,682)
—	40,187	—	—
250,556	1,392,503	50,134,784	29,061
776,686	3,840,461	200,924,737	32,984
2,206	(160,635)	(2,648,194)	(6,808)
12,846,343	10,730,230	(108,586,891)	(192,893)
$24,541,188	$15,064,181	$170,509,317	$(72,990)

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund
	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$2,689,303	$7,141,192
Net realized gain	5,440,723	419,436
Net change in unrealized gain (loss)	(1,839,207)	(6,256,916)
Net increase (decrease) in net assets resulting from operations	6,290,819	1,303,712

Distributions to shareholders:
From net investment income
Class A Shares	(388,242)	(958,151)
Class B Shares	(14,806)	(55,017)
Class C Shares	(55,055)	(162,740)
Institutional Shares	(2,484,634)	(7,247,473)
Service Shares	(150)	(359)
Class IR Shares	(55,557)	(86,537)
Class R Shares	(796)	(3,961)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(2,999,240)	(8,514,238)

From share transactions:
Proceeds from sales of shares	28,717,952	39,384,369
Reinvestment of distributions	2,888,818	8,278,108
Cost of shares redeemed(a)	(62,262,646)	(143,892,620)
Net increase (decrease) in net assets resulting from share transactions	(30,655,876)	(96,230,143)
TOTAL INCREASE (DECREASE)	(27,364,297)	(103,440,669)

Net assets:
Beginning of period	255,499,044	358,939,713
End of period	$228,134,747	$255,499,044
Undistributed (distributions in excess of) net investment income	$564,470	$874,407

(a)	Net of $3,029 of redemption fees for Global Income Fund for the fiscal year ended March 31, 2014.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund		Global Income Fund
For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014

$11,694,845	$24,888,467	$4,333,951	$10,940,458
6,877,645	1,242,527	20,341,864	8,693,832
5,968,698	(27,508,514)	(9,611,634)	(5,422,409)
24,541,188	(1,377,520)	15,064,181	14,211,881

(1,492,026)	(3,229,048)	(532,461)	(2,869,741)
(23,474)	(71,991)	(5,050)	(47,252)
(139,552)	(343,888)	(24,814)	(180,501)
(11,174,526)	(26,759,876)	(4,396,151)	(21,880,046)
(16,732)	(112,378)	(1,893)	(8,507)
(18,093)	(34,701)	(9,179)	(29,166)
(5,317)	(11,960)	—	—

—	—	—	(924,409)
—	—	—	(18,935)
—	—	—	(71,786)
—	—	—	(7,169,813)
—	—	—	(3,069)
—	—	—	(9,276)
(12,869,720)	(30,563,842)	(4,969,548)	(33,212,501)

93,008,748	212,696,889	68,792,265	278,133,116
12,151,912	28,632,885	4,890,965	32,961,613
(109,006,894)	(562,034,991)	(121,452,924)	(273,363,689)
(3,846,234)	(320,705,217)	(47,769,694)	37,731,040
7,825,234	(352,646,579)	(37,675,061)	18,730,420

1,057,460,132	1,410,106,711	494,687,617	475,957,197
$1,065,285,366	$1,057,460,132	$457,012,556	$494,687,617
$7,129,148	$8,304,023	$(856,940)	$(221,343)

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Income Fund
	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$279,096,208	$234,878,221
Net realized gain (loss)	(80,530,721)	53,764,096
Net change in unrealized gain (loss)	(28,056,170)	159,388,977
Net increase (decrease) in net assets resulting from operations	170,509,317	448,031,294

Distributions to shareholders:
From net investment income
Class A Shares	(38,288,743)	(50,987,382)
Class C Shares	(7,505,586)	(9,792,648)
Institutional Shares	(220,322,193)	(200,729,078)
Class IR Shares	(9,462,636)	(9,935,816)
Class R Shares	(63,736)	(23,961)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(275,642,894)	(271,468,885)

From share transactions:
Proceeds from sales of shares	8,707,860,636	19,226,399,807
Reinvestment of distributions	224,270,702	229,033,498
Cost of shares redeemed	(3,739,599,725)	(2,216,580,066)
Net increase in net assets resulting from share transactions	5,192,531,613	17,238,853,239
TOTAL INCREASE	5,087,398,036	17,415,415,648

Net assets:
Beginning of period	20,900,848,806	3,485,433,158
End of period	$25,988,246,842	$20,900,848,806
Undistributed (distributions in excess of) net investment income	$69,917,644	$66,464,330

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

World Bond Fund
For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014

$119,903	$172,550
277,832	(404,291)
(470,725)	213,084
(72,990)	(18,657)

(952)	(2,661)
(127)	(211)
(111,792)	(363,149)
(89)	(302)
(62)	(248)

—	(113)
—	(11)
—	(13,574)
—	(12)
—	(11)

—	(318)
—	(25)
—	(43,432)
—	(36)
—	(30)
(113,022)	(424,133)

121,287	93,614
113,022	424,133
(20,356)	(33,444)
213,953	484,303
27,941	41,513

12,012,044	11,970,531
$12,039,985	$12,012,044
$(384,512)	$(391,393)

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$10.42	$0.10	$0.15	$0.25	$(0.12)		$—	$(0.12)
2014 - B	10.41	0.06	0.15	0.21	(0.08)		—	(0.08)
2014 - C	10.41	0.06	0.15	0.21	(0.08)		—	(0.08)
2014 - Institutional	10.42	0.12	0.14	0.26	(0.13)		—	(0.13)
2014 - Service	10.42	0.09	0.15	0.24	(0.11)		—	(0.11)
2014 - IR	10.38	0.11	0.15	0.26	(0.13)		—	(0.13)
2014 - R	10.41	0.09	0.14	0.23	(0.10)		—	(0.10)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	10.57	0.22	(0.09)	0.13	(0.28)		—	(0.28)
2014 - B	10.57	0.14	(0.10)	0.04	(0.20)		—	(0.20)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)		—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)		—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)		—	(0.26)
2014 - IR	10.54	0.25	(0.11)	0.14	(0.30)		—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)		—	(0.25)
2013 - A	10.37	0.20	0.57	0.77	(0.25)		(0.32)	(0.57)
2013 - B	10.36	0.12	0.58	0.70	(0.17)		(0.32)	(0.49)
2013 - C	10.37	0.12	0.57	0.69	(0.17)		(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)		(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)		(0.32)	(0.55)
2013 - IR	10.34	0.22	0.57	0.79	(0.27)		(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)		(0.32)	(0.54)
2012 - A	10.17	0.27	0.42	0.69	(0.27)		(0.22)	(0.49)
2012 - B	10.16	0.19	0.42	0.61	(0.19)		(0.22)	(0.41)
2012 - C	10.16	0.19	0.43	0.62	(0.19)		(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)		(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)		(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)		(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)		(0.22)	(0.46)
2011 - A	10.20	0.28	0.33	0.61	(0.31	)(e)	(0.33)	(0.64)
2011 - B	10.20	0.21	0.31	0.52	(0.23	)(e)	(0.33)	(0.56)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(e)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(e)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(e)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(e)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(e)	(0.33)	(0.61)
2010 - A	9.16	0.34	1.07	1.41	(0.37)		—	(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)		—	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)		—	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)		—	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)		—	(0.34)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Includes a tax return of capital amounting to less than $0.01 per share.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.55	2.37%	$37,387	0.84	%(d)	1.11	%(d)	1.94	%(d)	196%
10.54	1.99	1,660	1.59	(d)	1.85	(d)	1.20	(d)	196
10.54	1.99	7,672	1.59	(d)	1.86	(d)	1.19	(d)	196
10.55	2.54	176,467	0.50	(d)	0.76	(d)	2.29	(d)	196
10.55	2.29	15	0.99	(d)	1.26	(d)	1.78	(d)	196
10.51	2.50	4,864	0.59	(d)	0.85	(d)	2.18	(d)	196
10.54	2.24	71	1.09	(d)	1.35	(d)	1.70	(d)	196

10.42	1.27	34,403	0.84		1.06		2.15		580
10.41	0.42	2,239	1.59		1.80		1.38		580
10.41	0.42	7,298	1.59		1.81		1.40		580
10.42	1.62	207,604	0.50		0.71		2.46		580
10.42	1.12	14	1.00		1.22		2.01		580
10.38	1.42	3,808	0.59		0.81		2.41		580
10.41	0.92	133	1.09		1.29		1.83		580
10.57	7.48	40,783	0.83		0.98		1.86		1,025
10.57	6.79	3,907	1.58		1.73		1.11		1,025
10.57	6.68	9,993	1.58		1.73		1.11		1,025
10.57	7.84	301,201	0.49		0.64		2.20		1,025
10.57	7.31	14	0.99		1.13		1.70		1,025
10.54	7.76	2,847	0.58		0.73		2.11		1,025
10.57	7.22	195	1.08		1.24		1.68		1,025
10.37	6.89	91,437	0.83		0.99		2.60		767
10.36	6.10	4,924	1.58		1.74		1.85		767
10.37	6.20	10,592	1.58		1.74		1.85		767
10.37	7.25	232,692	0.49		0.65		2.94		767
10.37	6.75	13	0.99		1.15		2.44		767
10.34	6.74	2,739	0.58		0.74		2.82		767
10.37	6.63	21	1.08		1.24		2.37		767
10.17	6.06	93,196	0.83		1.00		2.72		673
10.16	5.27	6,349	1.58		1.75		2.01		673
10.16	5.27	10,824	1.58		1.75		1.99		673
10.17	6.42	198,465	0.49		0.66		3.07		673
10.17	5.91	12	0.99		1.16		2.58		673
10.18	6.32	364	0.58		0.75		2.96		673
10.17	5.80	36	1.08		1.25		2.49		673
10.20	15.60	94,351	0.83		1.14		3.48		419
10.20	14.75	9,193	1.58		1.89		2.87		419
10.20	14.75	12,661	1.58		1.89		2.83		419
10.20	15.99	191,051	0.49		0.80		3.72		419
10.20	15.42	12	0.99		1.30		3.44		419
10.21	16.00	294	0.58		0.89		3.23		419
10.20	15.30	37	1.08		1.39		3.15		419

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$10.38	$0.10	$0.12	$0.22	$(0.11)
2014 - B	10.43	0.06	0.12	0.18	(0.07)
2014 - C	10.43	0.06	0.13	0.19	(0.07)
2014 - Institutional	10.42	0.12	0.13	0.25	(0.13)
2014 - Service	10.43	0.09	0.13	0.22	(0.11)
2014 - IR	10.39	0.11	0.13	0.24	(0.13)
2014 - R	10.39	0.09	0.13	0.22	(0.10)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	10.61	0.19	(0.18)	0.01	(0.24)
2014 - B	10.66	0.11	(0.18)	(0.07)	(0.16)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - IR	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)
2013 - A	10.31	0.16	0.36	0.52	(0.22)
2013 - B	10.36	0.08	0.36	0.44	(0.14)
2013 - C	10.37	0.08	0.36	0.44	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)
2013 - IR	10.32	0.19	0.36	0.55	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)
2012 - A	9.79	0.19	0.53	0.72	(0.20)
2012 - B	9.84	0.12	0.52	0.64	(0.12)
2012 - C	9.84	0.12	0.53	0.65	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)
2011 - A	9.53	0.21	0.29	0.50	(0.24)
2011 - B	9.57	0.14	0.29	0.43	(0.16)
2011 - C	9.58	0.14	0.28	0.42	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)
2010 - A	8.27	0.31	1.27	1.58	(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.49	2.15%	$142,355	0.85	%(d)	0.85	%(d)	1.93	%(d)	182%
10.54	1.77	2,766	1.60	(d)	1.60	(d)	1.19	(d)	182
10.55	1.86	19,433	1.60	(d)	1.60	(d)	1.18	(d)	182
10.54	2.42	897,037	0.51	(d)	0.51	(d)	2.27	(d)	182
10.54	2.07	1,643	1.01	(d)	1.01	(d)	1.78	(d)	182
10.50	2.28	1,464	0.59	(d)	0.59	(d)	2.18	(d)	182
10.51	2.12	587	1.10	(d)	1.10	(d)	1.68	(d)	182

10.38	0.12	134,288	0.83		0.83		1.80		516
10.43	(0.61)	3,637	1.58		1.58		1.02		516
10.43	(0.71)	20,262	1.58		1.58		1.05		516
10.42	0.47	895,504	0.49		0.49		2.13		516
10.43	(0.03)	1,837	0.98		0.98		1.40		516
10.39	0.37	1,374	0.58		0.58		2.03		516
10.39	(0.13)	557	1.08		1.08		1.54		516
10.61	5.08	159,470	0.81		0.81		1.54		782
10.66	4.28	6,531	1.56		1.56		0.79		782
10.67	4.28	25,723	1.56		1.56		0.79		782
10.65	5.32	1,198,584	0.47		0.47		1.88		782
10.66	4.90	17,528	0.97		0.97		1.35		782
10.62	5.34	1,622	0.56		0.56		1.78		782
10.62	4.72	648	1.06		1.06		1.24		782
10.31	7.37	204,327	0.81		0.81		1.90		687
10.36	6.55	8,065	1.56		1.56		1.14		687
10.37	6.65	28,539	1.56		1.56		1.13		687
10.36	7.81	1,363,229	0.47		0.47		2.23		687
10.36	7.17	10,969	0.97		0.97		1.70		687
10.32	7.74	1,081	0.56		0.56		2.14		687
10.33	7.21	19	1.06		1.06		1.64		687
9.79	5.24	694,255	0.81		0.81		2.13		554
9.84	4.55	11,234	1.56		1.56		1.39		554
9.84	4.44	27,993	1.56		1.56		1.38		554
9.83	5.58	1,041,837	0.47		0.47		2.45		554
9.84	5.17	3,966	0.97		0.97		1.98		554
9.79	5.39	1,538	0.56		0.56		2.30		554
9.80	4.98	17	1.06		1.06		1.88		554
9.53	19.32	804,834	0.82		0.82		3.37		418
9.57	18.36	16,680	1.57		1.57		2.68		418
9.58	18.48	33,260	1.57		1.57		2.62		418
9.57	19.79	705,704	0.48		0.48		3.78		418
9.58	19.05	5,580	0.98		0.98		3.30		418
9.54	19.58	69	0.57		0.57		3.30		418
9.54	19.03	14	1.07		1.07		3.10		418

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$12.70	$0.10	$0.27	$0.37	$(0.11)	$—	$(0.11)
2014 - B	12.65	0.05	0.27	0.32	(0.06)	—	(0.06)
2014 - C	12.61	0.05	0.27	0.32	(0.06)	—	(0.06)
2014 - Institutional	12.68	0.12	0.27	0.39	(0.13)	—	(0.13)
2014 - Service	12.66	0.09	0.27	0.36	(0.10)	—	(0.10)
2014 - IR	12.66	0.11	0.29	0.40	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	13.20	0.24	0.03	0.27	(0.58)	(0.19)	(0.77)
2014 - B	13.15	0.14	0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - C	13.11	0.14	0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28	0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22	0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - IR	13.17	0.27	0.02	0.29	(0.61)	(0.19)	(0.80)
2013 - A	13.17	0.22	0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - B	13.12	0.12	0.60	0.72	(0.24)	(0.45)	(0.69)
2013 - C	13.09	0.12	0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27	0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20	0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - IR	13.15	0.26	0.59	0.85	(0.38)	(0.45)	(0.83)
2012 - A	12.63	0.23	0.54	0.77	(0.23)	—	(0.23)
2012 - B	12.58	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)
2011 - A	12.74	0.26	(0.10)	0.16	(0.27)	—	(0.27)
2011 - B	12.69	0.17	(0.11)	0.06	(0.17)	—	(0.17)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)
2010 - A	12.30	0.38	1.35	1.73	(1.29)	—	(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.96	2.95%	$60,622	1.04	%(d)	1.19	%(d)	1.49	%(d)	100%
12.91	2.57	899	1.79	(d)	1.94	(d)	0.76	(d)	100
12.87	2.58	5,135	1.78	(d)	1.94	(d)	0.74	(d)	100
12.94	3.13	387,248	0.70	(d)	0.85	(d)	1.84	(d)	100
12.92	2.87	348	1.19	(d)	1.34	(d)	1.33	(d)	100
12.93	3.16	2,760	0.78	(d)	0.93	(d)	1.68	(d)	100

12.70	2.16	61,198	1.04		1.20		1.83		288
12.65	1.40	1,060	1.79		1.95		1.07		288
12.61	1.40	4,688	1.79		1.95		1.08		288
12.68	2.51	426,746	0.70		0.86		2.19		288
12.66	1.98	239	1.20		1.35		1.70		288
12.66	2.34	757	0.79		0.95		2.09		288
13.20	6.32	79,838	1.04		1.15		1.64		444
13.15	5.55	1,784	1.79		1.90		0.92		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444
13.17	6.16	198,463	1.03		1.14		1.78		333
13.12	5.38	2,310	1.78		1.89		1.07		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333
12.63	1.27	204,116	1.03		1.13		2.03		272
12.58	0.50	2,979	1.78		1.88		1.29		272
12.55	0.60	7,676	1.78		1.88		1.29		272
12.61	1.62	469,982	0.69		0.79		2.36		272
12.59	1.12	151	1.19		1.29		1.89		272
12.61	(0.78)	23	0.78	(d)	0.88	(d)	2.28	(d)	272
12.74	14.73	218,572	1.03		1.11		3.02		237
12.69	13.92	5,143	1.78		1.86		2.30		237
12.66	13.80	7,606	1.78		1.86		2.22		237
12.72	15.14	685,787	0.69		0.77		3.36		237
12.70	14.50	95	1.19		1.27		2.87		237

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$10.64	$0.11	(c)	$(0.05)	$0.06	$(0.11)	$—	$—	$(0.11)
2014 - C	10.64	0.07	(c)	(0.05)	0.02	(0.07)	—	—	(0.07)
2014 - Institutional	10.64	0.13	(c)	(0.05)	0.08	(0.13)	—	—	(0.13)
2014 - IR	10.63	0.12	(c)	(0.05)	0.07	(0.12)	—	—	(0.12)
2014 - R	10.63	0.10	(c)	(0.05)	0.05	(0.10)	—	—	(0.10)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	10.46	0.22	(c)	0.21	0.43	(0.25)	—	—	(0.25)
2014 - C	10.46	0.14	(c)	0.21	0.35	(0.17)	—	—	(0.17)
2014 - Institutional	10.46	0.26	(c)	0.21	0.47	(0.29)	—	—	(0.29)
2014 - IR	10.46	0.25	(c)	0.20	0.45	(0.28)	—	—	(0.28)
2014 - R	10.45	0.21	(c)	0.19	0.40	(0.22)	—	—	(0.22)
2013 - A	9.87	0.32	(c)	0.73	1.05	(0.46)	—	—	(0.46)
2013 - C	9.88	0.24	(c)	0.72	0.96	(0.38)	—	—	(0.38)
2013 - Institutional	9.87	0.35	(c)	0.73	1.08	(0.49)	—	—	(0.49)
2013 - IR	9.87	0.34	(c)	0.73	1.07	(0.48)	—	—	(0.48)
2013 - R	9.87	0.30	(c)	0.71	1.01	(0.43)	—	—	(0.43)
2012 - A	10.03	0.32	(c)	(0.16)	0.16	(0.32)	—	—	(0.32)
2012 - C	10.04	0.24	(c)	(0.15)	0.09	(0.25)	—	—	(0.25)
2012 - Institutional	10.03	0.35	(c)	(0.15)	0.20	(0.36)	—	—	(0.36)
2012 - IR	10.03	0.34	(c)	(0.15)	0.19	(0.35)	—	—	(0.35)
2012 - R	10.03	0.29	(c)	(0.15)	0.14	(0.30)	—	—	(0.30)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced June 30, 2010)	10.00	0.17		0.06	0.23	(0.16)	(0.02)	(0.02)	(0.20)
2011 - C (Commenced June 30, 2010)	10.00	0.12		0.06	0.18	(0.10)	(0.02)	(0.02)	(0.14)
2011 - Institutional (Commenced June 30, 2010)	10.00	0.20		0.05	0.25	(0.18)	(0.02)	(0.02)	(0.22)
2011 - IR (Commenced June 30, 2010)	10.00	0.19		0.05	0.24	(0.17)	(0.02)	(0.02)	(0.21)
2011 - R (Commenced June 30, 2010)	10.00	0.16		0.05	0.21	(0.14)	(0.02)	(0.02)	(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$10.59	0.58%	$3,177,089	0.91	%(d)	0.91	%(d)	2.11	%(d)	91%
10.59	0.20	1,220,250	1.66	(d)	1.66	(d)	1.35	(d)	91
10.59	0.75	20,700,173	0.57	(d)	0.57	(d)	2.44	(d)	91
10.58	0.70	882,813	0.66	(d)	0.66	(d)	2.35	(d)	91
10.58	0.45	7,922	1.16	(d)	1.16	(d)	1.85	(d)	91

10.64	4.16	3,693,934	0.91		0.91		2.08		302
10.64	3.37	1,017,133	1.66		1.66		1.31		302
10.64	4.51	15,468,555	0.57		0.57		2.44		302
10.63	4.32	715,773	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302
10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727
9.87	1.60	728,059	1.00		1.00		3.23		636
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

10.03	2.37	820,664	1.02	(d)	1.08	(d)	2.63	(d)	342
10.04	1.81	82,982	1.77	(d)	1.83	(d)	1.81	(d)	342
10.03	2.51	804,517	0.68	(d)	0.74	(d)	2.96	(d)	342
10.03	2.44	25,158	0.77	(d)	0.83	(d)	2.82	(d)	342
10.03	2.09	25	1.27	(d)	1.33	(d)	2.07	(d)	342

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS WORLD BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$9.55	$0.08		$(0.15)	$(0.07)	$(0.07)	$—	$—	$(0.07)
2014 - C	9.55	0.04		(0.15)	(0.11)	(0.04)	—	—	(0.04)
2014 - Institutional	9.55	0.09		(0.15)	(0.06)	(0.09)	—	—	(0.09)
2014 - IR	9.55	0.09		(0.16)	(0.07)	(0.08)	—	—	(0.08)
2014 - R	9.55	0.07		(0.16)	(0.09)	(0.06)	—	—	(0.06)

FOR THE FISCAL YEAR ENDED MARCH 31,
2014 - A	9.92	0.11		(0.17)	(0.06)	(0.26)	(0.01)	(0.04)	(0.31)
2014 - C	9.91	0.04		(0.15)	(0.11)	(0.20)	(0.01)	(0.04)	(0.25)
2014 - Institutional	9.91	0.14		(0.15)	(0.01)	(0.30)	(0.01)	(0.04)	(0.35)
2014 - IR	9.91	0.14		(0.15)	(0.02)	(0.29)	(0.01)	(0.04)	(0.34)
2014 - R	9.91	0.08		(0.15)	(0.07)	(0.24)	(0.01)	(0.04)	(0.29)

FOR THE PERIOD ENDED MARCH 31,
2013 - A (Commenced November 30, 2012)	10.00	0.02		(0.08)	(0.06)	(0.02)	—	—	(0.02)
2013 - C (Commenced November 30, 2012)	10.00	—	(e)	(0.09)	(0.09)	— (e)	—	—	— (e)
2013 - Institutional (Commenced November 30, 2012)	10.00	0.03		(0.09)	(0.06)	(0.03)	—	—	(0.03)
2013 - IR (Commenced November 30, 2012)	10.00	0.03		(0.09)	(0.06)	(0.03)	—	—	(0.03)
2013 - R (Commenced November 30, 2012)	10.00	0.01		(0.09)	(0.08)	(0.01)	—	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.41	(0.72)%	$174	1.06	%(d)	5.25	%(d)	1.58	%(d)	77%
9.40	(1.20)	37	1.81	(d)	5.80	(d)	0.85	(d)	77
9.40	(0.65)	11,809	0.72	(d)	4.67	(d)	1.96	(d)	77
9.40	(0.70)	10	0.85	(d)	4.80	(d)	1.87	(d)	77
9.40	(0.96)	10	1.32	(d)	5.26	(d)	1.36	(d)	77

9.55	(0.43)	98	1.05		5.95		1.17		252
9.55	(1.11)	10	1.72		6.60		0.43		252
9.55	(0.08)	11,887	0.72		5.51		1.46		252
9.55	(0.10)	10	0.78		5.57		1.47		252
9.55	(0.70)	10	1.31		6.10		0.83		252

9.92	(0.69)	21	1.04	(d)	4.59	(d)	0.69	(d)	192
9.91	(0.89)	10	1.78	(d)	5.92	(d)	(0.10	)(d)	192
9.91	(0.58)	11,920	0.71	(d)	4.83	(d)	1.02	(d)	192
9.91	(0.60)	10	0.86	(d)	4.99	(d)	0.97	(d)	192
9.91	(0.78)	10	1.31	(d)	5.42	(d)	0.38	(d)	192

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Bond† and Core Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified
Global Income	A, B, C, Institutional, Service and IR	Non-diversified
Strategic Income	A, C, Institutional, IR and R	Diversified
World Bond	A, C, Institutional, IR and R	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.
†	Formerly, Goldman Sachs Core Plus Fixed Income Fund. Effective on October 1, 2014, the Fund changed its name to Goldman Sachs Bond Fund.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income, Bond and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income and World Bond Funds (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by the price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves,

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2014:

BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$61,238,639	$—
Mortgage-Backed Obligations	—	66,953,798	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	45,208,774	8,716,198	—
Asset-Backed Securities	—	24,293,527	—
Foreign Debt Obligations	1,864,272	6,350,460	—
Structured Note	—	1,606,358	—
Municipal Debt Obligations	—	4,094,549	—
Government Guarantee Obligations	—	5,277,672	—
Short-term Investments	—	18,600,000	—
Total	$47,073,046	$197,131,201	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(8,869,922)	$—

Derivative Type
Assets
Options Purchased	$—	$4,035,050	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,317,100	—
Futures Contracts(a)	246,837	—	—
Interest Rate Swap Contracts(a)	—	1,107,842	—
Credit Default Swap Contracts(a)	—	32,173	—
Total	$246,837	$6,492,165	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BOND (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(793,692)	$—
Futures Contracts	(210,365)	—	—
Interest Rate Swap Contracts	—	(877,944)	—
Credit Default Swap Contracts	—	(45,417)	—
Total	$(210,365)	$(1,717,053)	$—

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$325,407,566	$—
Mortgage-Backed Obligations	—	339,290,384	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	258,626,523	48,395,304	—
Asset-Backed Securities	—	68,126,515	—
Foreign Debt Obligations	4,274,588	17,524,263	—
Municipal Debt Obligations	—	9,323,206	—
Government Guarantee Obligations	—	27,441,498	—
Short-term Investments	—	43,300,000	—
Total	$262,901,111	$878,808,736	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(39,421,876)	$—

Derivative Type
Assets
Options Purchased	$—	$6,896,054	$—
Forward Foreign Currency Exchange Contracts(a)	—	2,891,589	—
Futures Contracts(a)	495,654	—	—
Interest Rate Swap Contracts(a)	—	1,774,653	—
Credit Default Swap Contracts(a)	—	52,311	—
Total	$495,654	$11,614,607	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,138,295)	$—
Futures Contracts	(238,255)	—	—
Interest Rate Swap Contracts	—	(802,287)	—
Credit Default Swap Contracts	—	(37,197)	—
Total	$(238,255)	$(2,977,779)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$137,974,233	$45,549,764	$—
Corporate Obligations	—	96,026,784	—
Foreign Debt Obligations	—	12,557,963	—
Asset-Backed Securities	—	39,979,986	—
Mortgage-Backed Obligations	—	86,932,965	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	19,813,636	3,334,058	—
Government Guarantee Obligations	—	10,951,632	—
Short-term Investments	—	3,900,000	—
Total	$157,787,869	$299,233,152	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(10,841,016)	$—

Derivative Type
Assets
Options Purchased	$—	$2,579,797	$—
Forward Foreign Currency Exchange Contracts(a)	—	7,362,214	—
Futures Contracts(a)	416,275	—	—
Interest Rate Swap Contracts(a)	—	3,810,583	—
Credit Default Swap Contracts(a)	—	105,996	—
Total	$416,275	$13,858,590	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(2,310,202)	$—
Futures Contracts(a)	(162,968)	—	—
Interest Rate Swap Contracts(a)	—	(1,639,969)	—
Credit Default Swap Contracts(a)	—	(8,328)	—
Written Options Contracts	—	(71,430)	—
Total	$(162,968)	$(4,029,929)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$3,040,567,035	$—
Mortgage-Backed Obligations	—	3,700,547,373	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	5,394,097,120	3,081,625,560	—
Asset-Backed Securities	—	3,518,897,443	—
Foreign Debt Obligations	1,371,326,226	1,677,305,002	—
Structured Note	—	7,297,175	—
Municipal Debt Obligations	—	625,506,351	—
Government Guarantee Obligation	—	252,243,168	—
Senior Term Loans	—	556,644,694	136,025,000
Preferred Stocks(b)
Europe	—	11,466,343	—
North America	—	128,129,826	—
Short-term Investments	—	1,269,700,000	—
Total	$6,765,423,346	$17,869,929,970	$136,025,000
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(143,889,847)	$—

Derivative Type
Assets
Options Purchased	$—	$711,064,193	$—
Forward Foreign Currency Exchange Contracts(a)	—	500,327,286	—
Futures Contracts(a)	50,259,924	—	—
Interest Rate Swap Contracts(a)	—	271,442,941	—
Credit Default Swap Contracts(a)	—	418,491	—
Total Return Swap Contracts(a)	—	2,566,966	—
Total	$50,259,924	$1,485,819,877	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(303,668,250)	$—
Futures Contracts	(29,018,247)	—	—
Interest Rate Swap Contracts	—	(215,494,290)	—
Credit Default Swap Contracts	—	(15,207,489)	—
Total Return Swap Contracts	—	(1,835,197)	—
Total	$(29,018,247)	$(536,205,226)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

WORLD BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$3,900,634	$4,554,839	$—
Structured Notes	—	162,898	—
U.S. Treasury Obligations	2,760,730	—	—
Short-term Investments	—	400,000	—
Total	$6,661,364	$5,117,737	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$197,856	$—
Futures Contracts	22,523	—	—
Interest Rate Swap Contracts	—	55,494	—
Total	$22,523	$253,350	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(159,899)	$—
Futures Contracts	(10,790)	—	—
Interest Rate Swap Contracts	—	(117,650)	—
Total	$(10,790)	$(277,549)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund(s) utilize(s) fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$5,389,729	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(1,088,309)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	32,173	(a)	Payable for unrealized loss on swap contracts	(45,417)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,317,100		Payable for unrealized loss on forward foreign currency exchange contracts	(793,692)
Total		$6,739,002			$(1,927,418)

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$9,166,361	(a)	Variation margin on certain derivative contracts	$(1,040,542)	(a)
Credit	Receivable for unrealized gain on swap contracts	52,311		Variation margin on certain derivative contracts	(37,197)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,891,589		Payable for unrealized loss on forward foreign currency exchange contracts	(2,138,295)
Total		$12,110,261			$(3,216,034)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$6,628,223	(a)	Variation margin on certain derivative contracts	$(1,802,937)	(a)
Credit	Receivable for unrealized gain on swap contracts	105,996		Variation margin on certain derivative contracts	(8,328)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	7,540,646		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(2,381,632)
Total		$14,274,865			$(4,192,897)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$1,035,334,024	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(246,347,734)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	418,491		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(15,207,489)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	500,327,286		Payable for unrealized loss on forward foreign currency exchange contracts	(303,668,250)
Total		$1,536,079,801			$(565,223,473)

World Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$78,017	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(128,440)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	197,856		Payable for unrealized loss on forward foreign currency exchange contracts	(159,899)
Total		$275,873			$(288,339)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $335,711, $83,266,488 and $42,579 for Bond, Strategic Income and World Bond Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(41,483)	$(101,542)	1,546
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,351	(99,528)	42
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	517,391	643,881	328
Total		$477,259	$442,811	1,916

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(1,848,102)	$486,903	3,205
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	315,464	(637,164)	5
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,887,812	776,686	154
Total		$355,174	$626,425	3,364

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(880,306)	$487,692	2,066
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	328,272	(307,967)	5
Currency	Net realized gain (loss) from investments, written options and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments, written options and forward foreign currency exchange contracts	14,772,254	3,840,270	396
Total		$14,220,220	$4,019,995	2,467

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(678,216,894)	$9,270,214	136,958
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(23,921,115)	(9,498,289)	49
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	403,636,048	200,924,737	20,627
Total		$(298,501,961)	$200,696,662	157,634

World Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(87,066)	$5,379	156
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	141,091	32,984	370
Total		$54,025	$38,363	526

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized,

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2014:

Bond
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$192,966	$31,913	$233,120	$457,999	$(3,455)	$(29,606)	$(33,061)	$424,938	$(40,003)	$384,935
Barclays Bank PLC	—	—	122,117	122,117	(3,574)	(48,020)	(51,594)	70,523	—	70,523
BNP Paribas SA	—	—	60,238	60,238	—	(36,942)	(36,942)	23,296	—	23,296
Citibank NA	172,463	586	—	173,049	(203,400)	—	(203,400)	(30,351)	30,351	—
Citibank NA (London)	—	—	85,400	85,400	—	(46,113)	(46,113)	39,287	—	39,287
Credit Suisse International (London)	—	—	27,946	27,946	—	(28,096)	(28,096)	(150)	—	(150)
Deutsche Bank AG (London)	—	—	102,478	102,478	—	(48,441)	(48,441)	54,037	—	54,037
Deutsche Bank AG	1,774,474	16,910	—	1,791,384	(9,760)	—	(9,760)	1,781,624	(1,380,000)	401,624
HSBC Bank PLC	—	—	67,443	67,443	—	(20,572)	(20,572)	46,871	—	46,871
JPMorgan Chase Bank (London)	—	—	194,013	194,013	—	(87,235)	(87,235)	106,778	—	106,778
JPMorgan Securities, Inc.	1,241,547	—	—	1,241,547	(93,851)	—	(93,851)	1,147,696	(840,000)	307,696
Morgan Stanley & Co. International PLC	—	413	46,242	46,655	(21,671)	(44,624)	(66,295)	(19,640)	—	(19,640)
Morgan Stanley Capital Services, Inc.	653,600	—	—	653,600	—	—	—	653,600	—	653,600
Royal Bank of Canada	—	—	24,244	24,244	—	(81,671)	(81,671)	(57,427)	—	(57,427)
Royal Bank of Scotland PLC	—	—	20,013	20,013	—	(46,156)	(46,156)	(26,143)	—	(26,143)
Standard Chartered Bank	—	—	54,689	54,689	—	(103,929)	(103,929)	(49,240)	—	(49,240)
State Street Bank and Trust	—	—	61,742	61,742	—	(31,615)	(31,615)	30,127	—	30,127
UBS AG (London)	—	—	100,262	100,262	—	(57,991)	(57,991)	42,271	—	42,271
Westpac Banking Corp.	—	—	117,153	117,153	—	(82,681)	(82,681)	34,472	—	34,472
Total	$4,035,050	$49,822	$1,317,100	$5,401,972	$(335,711)	$(793,692)	$(1,129,403)	$4,272,569	$(2,229,652)	$2,042,917

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$52,311	$508,962	$561,273	$(150,671)	$(150,671)	$410,602	$(300,000)	$110,602
Barclays Bank PLC	—	—	462,953	462,953	(819,863)	(819,863)	(356,910)	—	(356,910)
BNP Paribas SA	—	—	299,588	299,588	(445,745)	(445,745)	(146,157)	—	(146,157)
Citibank NA (London)	—	—	380,644	380,644	(153,398)	(153,398)	227,246	—	227,246
Deutsche Bank AG (London)	—	—	180,843	180,843	—	—	180,843	—	180,843
Deutsche Bank Securities, Inc.	4,517,090	—	—	4,517,090	—	—	4,517,090	(3,850,000)	667,090
HSBC Bank PLC	—	—	252,343	252,343	(11,777)	(11,777)	240,566	—	240,566
JPMorgan Securities, Inc.	1,237,595	—	—	1,237,595	—	—	1,237,595	(820,000)	417,595
Morgan Stanley Capital Services, Inc.	1,141,369	—	—	1,141,369	—	—	1,141,369	—	1,141,369
State Street Bank and Trust	—	—	344,367	344,367	(129,529)	(129,529)	214,838	—	214,838
Westpac Banking Corp.	—	—	461,889	461,889	(427,312)	(427,312)	34,577	—	34,577
Total	$6,896,054	$52,311	$2,891,589	$9,839,954	$(2,138,295)	$(2,138,295)	$7,701,659	$(4,970,000)	$2,731,659

Global Income
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total
Bank of America Securities LLC	$178,432	$71,064	$629,217	$878,713	$(79,857)	$—	$(79,857)	$798,856	$—	$798,856
Barclays Bank PLC	—	40,575	217,802	258,377	(195,179)	—	(195,179)	63,198	—	63,198
BNP Paribas SA	—	—	177,079	177,079	(146,580)	—	(146,580)	30,499	—	30,499
Citibank NA (London)	—	—	205,214	205,214	(120,436)	—	(120,436)	84,778	—	84,778
Credit Suisse International (London)	—	—	347,095	347,095	(75,100)	—	(75,100)	271,995	—	271,995
Deutsche Bank AG	1,170,094	—	—	1,170,094	—	(71,430)	(71,430)	1,098,664	—	1,098,664
Deutsche Bank AG (London)	—	—	550,496	550,496	(162,574)	—	(162,574)	387,922	(387,922)	—
HSBC Bank PLC	—	—	167,295	167,295	(74,598)	—	(74,598)	92,697	—	92,697
JPMorgan Chase Bank (London)	—	—	3,465,061	3,465,061	(125,307)	—	(125,307)	3,339,754	—	3,339,754
JPMorgan Securities, Inc.	295,277	—	—	295,277	—	—	—	295,277	—	295,277
Merrill Lynch International Bank Ltd.	—	—	—	—	(9,667)	—	(9,667)	(9,667)	—	(9,667)
Morgan Stanley & Co. International PLC	—	—	123,033	123,033	(142,705)	—	(142,705)	(19,672)	—	(19,672)
Morgan Stanley Capital Services, Inc.	—	34,932	—	34,932	—	—	—	34,932	—	34,932
Royal Bank of Canada	935,994	—	136,328	1,072,322	(191,569)	—	(191,569)	880,753	(880,753)	—
Royal Bank of Scotland PLC	—	—	52,668	52,668	(150,434)	—	(150,434)	(97,766)	—	(97,766)
Standard Chartered Bank	—	—	264,425	264,425	(205,555)	—	(205,555)	58,870	—	58,870
State Street Bank and Trust	—	—	371,176	371,176	(147,951)	—	(147,951)	223,225	—	223,225
UBS AG (London)	—	353,980	267,748	621,728	(242,035)	—	(242,035)	379,693	(379,693)	—
Westpac Banking Corp.	—	—	387,577	387,577	(240,655)	—	(240,655)	146,922	—	146,922
Total	$2,579,797	$500,551	$7,362,214	$10,442,562	$(2,310,202)	$(71,430)	$(2,381,632)	$8,060,930	$(1,648,368)	$6,412,562

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securites LLC	$5,928,955	$618,565	$63,576,158	$70,123,678	$(8,244,177)	$(11,142,924)	$(19,387,101)	$50,736,577	$—	$50,736,577
Barclays Bank PLC	—	63,877	39,304,159	39,368,036	(1,965,619)	(21,108,791)	(23,074,410)	16,293,626	—	16,293,626
BNP Paribas SA	—	—	29,574,073	29,574,073	—	(12,958,944)	(12,958,944)	16,615,129	—	16,615,129
Citibank NA	76,861,923	1,729,214	67,884,241	146,475,378	(20,041,566)	(17,785,016)	(37,826,582)	108,648,796	(43,106,753)	65,542,043
Credit Suisse International (London)	—	264,176	11,043,452	11,307,628	(326,664)	(10,131,686)	(10,458,350)	849,278	(350,024)	499,254
Deutsche Bank AG	242,884,733	5,004,412	—	247,889,145	(22,133,453)	—	(22,133,453)	225,755,692	(187,259,886)	38,495,806
Deutsche Bank AG (London)	—	—	36,378,416	36,378,416	—	(19,803,391)	(19,803,391)	16,575,025	—	16,575,025
HSBC Bank PLC	—	—	40,434,342	40,434,342	—	(9,071,471)	(9,071,471)	31,362,871	—	31,362,871
JPMorgan Chase Bank (London)	—	—	89,413,704	89,413,704	—	(25,378,306)	(25,378,306)	64,035,398	—	64,035,398
JPMorgan Securities, Inc.	203,609,552	3,666,277	—	207,275,829	(25,291,610)	—	(25,291,610)	181,984,219	(145,664,971)	36,319,248
Merrill Lynch International Bank Ltd.	—	—	164,248	164,248	—	(12,073,142)	(12,073,142)	(11,908,894)	—	(11,908,894)
Morgan Stanley & Co. International PLC	—	19,278	16,648,438	16,667,716	(2,905,713)	(20,309,452)	(23,215,165)	(6,547,449)	5,368,344	(1,179,105)
Morgan Stanley Capital Services, Inc.	181,779,030	—	—	181,779,030	(2,357,686)	—	(2,357,686)	179,421,344	(98,361,553)	81,059,791
Royal Bank of Scotland PLC	—	—	15,759,017	15,759,017	—	(46,744,110)	(46,744,110)	(30,985,093)	—	(30,985,093)
Standard Chartered Bank	—	—	18,827,774	18,827,774	—	(25,238,851)	(25,238,851)	(6,411,077)	—	(6,411,077)
State Street Bank (London)	—	—	25,132,098	25,132,098	—	(11,506,379)	(11,506,379)	13,625,719	—	13,625,719
UBS AG (London)	—	—	6,177,063	6,177,063	—	(28,479,855)	(28,479,855)	(22,302,792)	—	(22,302,792)
Westpac Banking Corp.	—	—	40,010,103	40,010,103	—	(31,935,932)	(31,935,932)	8,074,171	—	8,074,171
Total	$711,064,193	$11,365,799	$500,327,286	$1,222,757,278	$(83,266,488)	$(303,668,250)	$(386,934,738)	$835,822,540	$(469,374,843)	$366,447,697

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

World Bond
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$1,460	$30,292	$31,752	$(539)	$(5,248)	$(5,787)	$25,965	$—	$25,965
Barclays Bank PLC	—	12,870	12,870	(5,566)	(10,147)	(15,713)	(2,843)	—	(2,843)
BNP Paribas SA	—	8,340	8,340	—	(4,744)	(4,744)	3,596	—	3,596
Citibank NA (London)	9,170	11,386	20,556	(18,562)	(7,868)	(26,430)	(5,874)	—	(5,874)
Credit Suisse First Boston Corp.	91	—	91	(1,117)	—	(1,117)	(1,026)	—	(1,026)
Credit Suisse International (London)	—	3,893	3,893	—	(9,065)	(9,065)	(5,172)	—	(5,172)
Deutsche Bank AG (London)	2,395	14,176	16,571	(7,649)	(8,194)	(15,843)	728	—	728
HSBC Bank PLC	—	13,009	13,009	—	(13,020)	(13,020)	(11)	—	(11)
JPMorgan Chase Bank (London)	—	28,611	28,611	—	(7,997)	(7,997)	20,614	—	20,614
JPMorgan Securities, Inc.	41	—	41	(6,897)	—	(6,897)	(6,856)	—	(6,856)
Merrill Lynch International Bank Ltd.	—	53	53	—	(485)	(485)	(432)	—	(432)
Morgan Stanley & Co. International PLC	527	6,281	6,808	(2,249)	(6,877)	(9,126)	(2,318)	—	(2,318)
Royal Bank of Canada	—	5,698	5,698	—	(10,478)	(10,478)	(4,780)	—	(4,780)
Royal Bank of Scotland PLC	—	2,862	2,862	—	(11,050)	(11,050)	(8,188)	—	(8,188)
Standard Chartered Bank	—	35,299	35,299	—	(17,964)	(17,964)	17,335	—	17,335
State Street Bank and Trust	—	8,482	8,482	—	(4,841)	(4,841)	3,641	—	3,641
UBS AG (London)	—	2,091	2,091	—	(17,695)	(17,695)	(15,604)	—	(15,604)
Westpac Banking Corp.	—	14,513	14,513	—	(24,226)	(24,226)	(9,713)	—	(9,713)
Total	$13,684	$197,856	$211,540	$(42,579)	$(159,899)	$(202,478)	$9,062	$—	$9,062
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2014, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Bond	0.45%	0.41%	0.39%	0.38%	0.37%	0.45%
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40
Global Income	0.65	0.59	0.56	0.55	0.54	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.50
World Bond	0.65	0.59	0.56	0.54	0.53	0.65

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended September 30, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Bond	$3,647	$—	$2
Core Fixed Income	1,958	—	341
Global Income	4,641	—	—
Strategic Income	277,637	N/A	155
World Bond	22	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations an annual percentage rate of average daily net assets for the Core Fixed Income, Bond, Global Income, Strategic Income and World Bond Funds are 0.104%, 0.004%, 0.004%, 0.054% and 0.014%, respectively. These Other Expense reimbursements will remain in place through at least July 29, 2014, and prior to such date

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were $326,473, $368,413 and $242,483 for the Bond, Global Income and World Bond Funds, respectively.

G.  Line of Credit Facility — As of September 30, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2014, Goldman Sachs earned approximately $21,058, $56,497, $2,215,717 and $893 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Global Income, Strategic Income and World Bond Funds, respectively.

As of September 30, 2014, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	31%	27%

As of September 30, 2014, Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Service, Class IR and Class R Shares of the following Funds:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Bond	—%	—%	—%	100%	—%	20%
World Bond	6	26	100	N/A	100	100

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$427,171,799	$38,187,072	$449,607,284	$44,094,731
Core Fixed Income	1,835,728,946	145,726,034	1,882,877,392	139,656,548
Global Income	297,724,820	173,651,684	305,015,099	242,717,985
Strategic Income	10,141,749,852	10,300,541,521	10,195,648,851	7,599,246,946
World Bond	981,746	7,336,770	413,512	7,164,153

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2014, the Funds’ capital loss carryfowards on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income	World Bond
Capital loss carryovers:(1)
Expiring 2018	$—	$(35,295,100)	$—	$—	$—
Perpetual Short-term	(1,849,007)	(193,915)	—	—	—
Perpetual Long-term	—	(3,542,757)	—	(33,253,940)	(9,851)
Total capital loss carryovers	$(1,849,007)	$(39,031,772)	$—	$(33,253,940)	$(9,851)
Timing differences (Qualified Late Year Loss, Income Distribution Payable and Straddle Loss Deferrals)	$(324,905)	$(444,600)	$(9,269,139)	$(96,060,521)	$(401,178)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

As of September 30, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income	World Bond
Tax Cost	$241,589,622	$1,130,491,883	$458,994,382	$25,498,832,564	$12,292,929
Gross unrealized gain	9,004,771	26,421,543	11,074,612	373,899,314	56,711
Gross unrealized loss	(2,335,096)	(8,307,525)	(10,468,176)	(390,289,369)	(570,539)
Net unrealized gain (loss)	$6,669,675	$18,114,018	$606,436	$(16,390,055)	$(513,828)

The differences between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to market gains (losses) on regulated futures contracts, foreign currency contracts, premium amortization, swap contracts, and differences related to the tax treatment of swap transactions.

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Global Income and World Bond Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

Portfolio Concentration Risk — As a result of certain Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund will convert to Class A Shares of the Fund, including Class B Shares that are scheduled to convert on a later date. No CDSCs will be assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date will not be subject to a CDSC.

11. SUBSEQUENT EVENTS

Effective December 1, 2014, GSAM implemented a management fee waiver for the Bond Fund in order to reduce the management fee by 0.04% as calculated as an annual percentage of the fund’s average daily net assets. Also effective December 1, 2014, GSAM decreased the Other Expense limitation of the Core Fixed Income Fund from 0.104% to 0.014% as calculated as an annual percentage rate of the fund’s average daily net assets.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	710,631	$7,501,480	673,150	$7,008,250
Reinvestment of distributions	35,434	374,053	88,873	921,797
Shares converted from Class B(a)	12,808	134,998	37,789	390,984
Shares redeemed	(517,085)	(5,450,239)	(1,354,881)	(14,045,948)
	241,788	2,560,292	(555,069)	(5,724,917)
Class B Shares
Shares sold	3,393	35,857	10,280	107,103
Reinvestment of distributions	1,235	13,020	4,667	48,376
Shares converted to Class A(a)	(12,820)	(134,998)	(37,808)	(390,984)
Shares redeemed	(49,387)	(520,205)	(131,773)	(1,365,923)
	(57,579)	(606,326)	(154,634)	(1,601,428)
Class C Shares
Shares sold	104,173	1,096,959	94,070	982,490
Reinvestment of distributions	4,308	45,447	12,578	130,328
Shares redeemed	(81,750)	(860,979)	(351,437)	(3,640,507)
	26,731	281,427	(244,789)	(2,527,689)
Institutional Shares
Shares sold	1,804,602	19,026,729	2,894,341	30,210,185
Reinvestment of distributions	227,537	2,400,331	683,145	7,088,035
Shares redeemed	(5,232,736)	(55,259,157)	(12,142,228)	(124,616,000)
	(3,200,597)	(33,832,097)	(8,564,742)	(87,317,780)
Service Shares
Reinvestment of distributions	15	150	34	359
Shares redeemed	—	—	(1)	(11)
	15	150	33	348
Class IR Shares
Shares sold	100,527	1,053,308	96,501	994,662
Reinvestment of distributions	5,281	55,553	8,369	86,537
Shares redeemed	(9,973)	(104,762)	(8,180)	(84,562)
	95,835	1,004,099	96,690	996,637
Class R Shares
Shares sold	344	3,619	7,725	81,679
Reinvestment of distributions	25	264	258	2,676
Shares redeemed	(6,413)	(67,304)	(13,643)	(139,669)
	(6,044)	(63,421)	(5,660)	(55,314)
NET DECREASE	(2,899,851)	$(30,655,876)	(9,428,171)	$(96,230,143)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B shares will convert to Class A shares of the Fund, and no Contingent Deferred Sales Charges (“CSDCs”) will be assessed in connection with the redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Fixed Income Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,139,490	$22,451,070	2,785,222	$28,856,506
Reinvestment of distributions	137,627	1,446,112	300,504	3,112,538
Shares converted from Class B(a)	4,965	52,035	11,156	115,426
Shares redeemed	(1,655,483)	(17,369,643)	(5,188,060)	(53,846,947)
	626,599	6,579,574	(2,091,178)	(21,762,477)
Class B Shares
Shares sold	8,827	93,136	23,874	250,589
Reinvestment of distributions	2,072	21,865	6,288	65,399
Shares converted to Class A(a)	(4,941)	(52,035)	(11,102)	(115,426)
Shares redeemed	(92,361)	(973,523)	(282,968)	(2,950,053)
	(86,403)	(910,557)	(263,908)	(2,749,491)
Class C Shares
Shares sold	174,434	1,838,876	319,643	3,330,085
Reinvestment of distributions	12,295	129,895	30,508	317,257
Shares redeemed	(286,725)	(3,018,759)	(819,762)	(8,555,689)
	(99,996)	(1,049,988)	(469,611)	(4,908,347)
Institutional Shares
Shares sold	6,466,324	68,093,860	17,097,328	178,132,000
Reinvestment of distributions	997,233	10,523,151	2,404,153	25,010,333
Shares redeemed	(8,262,835)	(86,965,341)	(46,078,986)	(479,042,934)
	(799,278)	(8,348,330)	(26,577,505)	(275,900,601)
Service Shares
Shares sold	22,506	236,969	119,215	1,267,798
Reinvestment of distributions	733	7,734	7,704	80,993
Shares redeemed	(43,598)	(458,884)	(1,594,760)	(16,451,446)
	(20,359)	(214,181)	(1,467,841)	(15,102,655)
Class IR Shares
Shares sold	20,769	217,217	69,352	725,363
Reinvestment of distributions	1,721	18,104	3,347	34,684
Shares redeemed	(15,398)	(162,057)	(93,192)	(967,665)
	7,092	73,264	(20,493)	(207,618)
Class R Shares
Shares sold	7,388	77,620	12,930	134,548
Reinvestment of distributions	480	5,051	1,126	11,681
Shares redeemed	(5,583)	(58,687)	(21,418)	(220,257)
	2,285	23,984	(7,362)	(74,028)
NET DECREASE	(370,060)	$(3,846,234)	(30,897,898)	$(320,705,217)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B shares will convert to Class A shares of the Fund, and no Contingent Deferred Sales Charges (“CSDCs”) will be assessed in connection with the redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	489,746	$6,292,646	1,256,050	$16,192,070
Reinvestment of distributions	40,014	514,963	290,430	3,689,114
Shares converted from Class B(a)	1,347	17,348	2,177	28,021
Shares redeemed	(674,725)	(8,654,211)	(2,776,709)	(36,099,908)
	(143,618)	(1,829,254)	(1,228,052)	(16,190,703)
Class B Shares
Shares sold	731	9,419	6,345	80,811
Reinvestment of distributions	337	4,310	4,583	57,920
Shares converted to Class A(a)	(1,352)	(17,348)	(2,186)	(28,021)
Shares redeemed	(13,835)	(177,177)	(60,610)	(780,656)
	(14,119)	(180,796)	(51,868)	(669,946)
Class C Shares
Shares sold	66,402	846,848	71,705	916,627
Reinvestment of distributions	1,781	22,740	18,636	234,526
Shares redeemed	(41,072)	(524,396)	(157,602)	(2,021,855)
	27,111	345,192	(67,261)	(870,702)
Institutional Shares
Shares sold	4,634,655	59,496,229	20,189,024	260,329,764
Reinvestment of distributions	337,673	4,338,895	2,281,831	28,936,451
Shares redeemed	(8,716,267)	(112,029,107)	(18,240,934)	(234,141,552)
	(3,743,939)	(48,193,983)	4,229,921	55,124,663
Service Shares
Shares sold	10,358	133,706	9,195	117,986
Reinvestment of distributions	69	878	409	5,160
Shares redeemed	(2,330)	(29,828)	(1,736)	(22,371)
	8,097	104,756	7,868	100,775
Class IR Shares
Shares sold	155,904	2,013,417	38,499	495,858
Reinvestment of distributions	715	9,179	3,033	38,442
Shares redeemed	(2,978)	(38,205)	(23,131)	(297,347)
	153,641	1,984,391	18,401	236,953
NET INCREASE (DECREASE)	(3,712,827)	$(47,769,694)	2,909,009	$37,731,040

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B shares will convert to Class A shares of the Fund, and no Contingent Deferred Sales Charges (“CSDCs”) will be assessed in connection with the redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	90,487,795	$959,328,155	322,194,347	$3,403,126,196
Reinvestment of distributions	3,482,165	36,854,565	4,652,222	49,226,533
Shares redeemed	(141,153,409)	(1,491,847,734)	(47,483,395)	(501,731,244)
	(47,183,449)	(495,665,014)	279,363,174	2,950,621,485
Class C Shares
Shares sold	28,274,194	299,874,236	78,761,666	832,427,995
Reinvestment of distributions	547,414	5,795,995	718,692	7,608,168
Shares redeemed	(9,197,914)	(97,509,236)	(6,797,147)	(71,866,744)
	19,623,694	208,160,995	72,683,211	768,169,419
Institutional Shares
Shares sold	676,722,763	7,169,662,283	1,354,175,002	14,312,386,204
Reinvestment of distributions	16,264,536	172,117,184	15,331,342	162,263,498
Shares redeemed	(192,097,079)	(2,034,896,771)	(147,768,195)	(1,562,144,611)
	500,890,220	5,306,882,696	1,221,738,149	12,912,505,091
Class IR Shares
Shares sold	26,008,196	275,632,219	63,725,398	672,837,499
Reinvestment of distributions	893,656	9,452,886	937,543	9,917,406
Shares redeemed	(10,803,633)	(114,432,404)	(7,630,689)	(80,623,752)
	16,098,219	170,652,701	57,032,252	602,131,153
Class R Shares
Shares sold	317,334	3,363,743	530,341	5,621,913
Reinvestment of distributions	4,734	50,072	1,688	17,893
Shares redeemed	(86,372)	(913,580)	(20,230)	(213,715)
	235,696	2,500,235	511,799	5,426,091
NET INCREASE	489,664,380	$5,192,531,613	1,631,328,585	$17,238,853,239

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	World Bond Fund

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,356	$91,041	9,356	$92,614
Reinvestment of distributions	99	952	326	3,092
Shares redeemed	(1,233)	(11,810)	(1,475)	(13,973)
	8,222	80,183	8,207	81,733
Class C Shares
Shares sold	3,152	30,246	—	—
Reinvestment of distributions	13	128	26	248
Shares redeemed	(258)	(2,500)	—	—
	2,907	27,874	26	248
Institutional Shares
Shares sold	—	—	106	1,000
Reinvestment of distributions	11,590	111,791	44,287	420,155
Shares redeemed	(629)	(6,046)	(2,069)	(19,471)
	10,961	105,745	42,324	401,684
Class IR Shares
Reinvestment of distributions	9	89	37	349
	9	89	37	349
Class R Shares
Reinvestment of distributions	6	62	30	289
	6	62	30	289
NET INCREASE	22,105	$213,953	50,624	$484,303

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Strategic Income Fund				World Bond Fund
Share Class	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*	Beginning Account Value 4/1/14	Ending Account Value 9/30/14		Expenses Paid for the 6 months ended 9/30/14*
Class A
Actual	$1,000.00	$1,023.70		$4.26	$1,000.00	$1,021.50		$4.31	$1,000.00	$1,029.50		$5.29	$1,000.00	$1,005.80		$4.58	$1,000.00	$992.80		$5.30
Hypothetical 5% return	1,000.00	1,020.86	+	4.26	1,000.00	1,020.81	+	4.31	1,000.00	1,019.85	+	5.27	1,000.00	1,020.51	+	4.61	1,000.00	1,019.75	+	5.37
Class B
Actual	1,000.00	1,019.90		8.05	1,000.00	1,017.70		8.09	1,000.00	1,025.70		9.09	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.10	+	8.04	1,000.00	1,017.05	+	8.09	1,000.00	1,016.09	+	9.05	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	1,000.00	1,019.90		8.05	1,000.00	1,018.60		8.10	1,000.00	1,025.80		9.04	1,000.00	1,002.00		8.33	1,000.00	988.00		9.02
Hypothetical 5% return	1,000.00	1,017.10	+	8.04	1,000.00	1,017.05	+	8.09	1,000.00	1,016.14	+	9.00	1,000.00	1,016.75	+	8.39	1,000.00	1,015.99	+	9.15
Institutional
Actual	1,000.00	1,025.40		2.54	1,000.00	1,024.20		2.59	1,000.00	1,031.30		3.56	1,000.00	1,007.50		2.87	1,000.00	993.50		3.60
Hypothetical 5% return	1,000.00	1,022.56	+	2.54	1,000.00	1,022.51	+	2.59	1,000.00	1,021.56	+	3.55	1,000.00	1,022.21	+	2.89	1,000.00	1,021.46	+	3.65
Service
Actual	1,000.00	1,022.90		5.02	1,000.00	1,020.70		5.12	1,000.00	1,028.70		6.05	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.10	+	5.01	1,000.00	1,020.00	+	5.11	1,000.00	1,019.10	+	6.02	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,025.00		3.00	1,000.00	1,022.80		2.99	1,000.00	1,031.60		3.97	1,000.00	1,007.00		3.32	1,000.00	990.40		4.24
Hypothetical 5% return	1,000.00	1,022.11	+	2.99	1,000.00	1,022.11	+	2.99	1,000.00	1,021.16	+	3.95	1,000.00	1,021.76	+	3.35	1,000.00	1,020.81	+	4.31
Class R
Actual	1,000.00	1,022.40		5.53	1,000.00	1,021.20		5.57	N/A	N/A		N/A	1,000.00	1,004.50		5.83	1,000.00	993.00		6.59
Hypothetical 5% return	1,000.00	1,019.60	+	5.52	1,000.00	1,019.55	+	5.57	N/A	N/A		N/A	1,000.00	1,019.25	+	5.87	1,000.00	1,018.45	+	6.68

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Bond	0.84%	1.59%	1.59%	0.50%	0.99%	0.59%	1.09%
Core Fixed Income	0.85	1.60	1.60	0.51	1.01	0.59	1.10
Global Income	1.04	1.79	1.78	0.70	1.19	0.78	N/A
Strategic Income	0.91	N/A	1.66	0.57	N/A	0.66	1.16
World Bond	1.06	N/A	1.81	0.72	N/A	0.85	1.32

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund (formerly, Goldman Sachs Core Plus Fixed Income Fund), Goldman Sachs Global Income Fund, Goldman Sachs Strategic Income Fund, and Goldman Sachs World Bond Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of the Core Fixed Income, Bond and Strategic Income Funds with Goldman Sachs Asset Management, L.P. (“GSAM”) and on behalf of the Global Income and World Bond Funds with Goldman Sachs Asset Management International (together with GSAM, the “Investment Advisers”).

The Management Agreements were most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Advisers and their affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Advisers and their portfolio management teams;
(ii)	the groups within the Investment Advisers and their affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Advisers’ financial resources and ability to hire and retain talented personnel and strengthen their operations; and
(v)	the parent company’s support of the Investment Advisers and their mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Advisers (with the exception of the World Bond Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Advisers;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Advisers to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Advisers and/or their affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Advisers and their affiliates;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds, including the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Advisers;
(k)	information regarding portfolio trading and how the Investment Advisers carry out their duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Advisers’ general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Advisers’ processes and policies addressing various types of potential conflicts of interest; their approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Core Fixed Income, Bond, and Global Income Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Advisers and their affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Advisers and their affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Advisers’ portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Advisers. They also noted the Investment Advisers’ commitment to maintaining high quality systems. The Trustees concluded that the Investment Advisers continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also recognized that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only for the World Bond Fund) compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Advisers using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

objective and policies and market conditions. The Trustees also received information comparing the performance of each Fund (other than the World Bond Fund) to that of a composite of institutional accounts managed by the Investment Advisers having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Core Fixed Income Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2014. They observed that the Bond Fund’s Class A Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014. They noted that the Global Income Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2014. They noted that the Global Income Fund had certain significant differences from its peer group that caused the peer group to be an imperfect basis for performance comparison. The Trustees noted that the Strategic Income Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s LIBOR-based benchmark index by 3.87% and 5.09%, respectively, for the one- and three-year periods ended March 31, 2014. The Trustees noted that the Strategic Income Fund had certain significant differences from its benchmark index that caused the index to be an imperfect basis for performance comparison. They observed that the World Bond Fund’s Class A Shares had placed in the fourth quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Advisers’ undertakings to limit certain expenses of the Funds that exceed specified levels. They also considered, to the extent that the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Advisers’ revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Advisers’ expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012 (2013 only for the World Bond Fund), and the Trustees considered this information in relation to the Investment Advisers’ overall profitability. The Trustees considered the Investment Advisers’ revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Advisers’ profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Core Fixed Income Fund	Bond Fund	Global Income Fund	Strategic Income Fund	World Bond Fund
First $1 billion	0.40%	0.45%	0.65%	0.60%	0.65%
Next $1 billion	0.36	0.41	0.59	0.54	0.59
Next $3 billion	0.34	0.39	0.56	0.51	0.56
Next $3 billion	0.33	0.38	0.55	0.50	0.54
Over $8 billion	0.32	0.37	0.54	0.49	0.53

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer groups; and the Investment Advisers’ undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that GSAM had passed along savings to shareholders of the Core Fixed Income and Strategic Income Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Advisers and Their Affiliates

The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Advisers and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by its respective Investment Adviser, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Advisers’ continued management likely would benefit each applicable Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser
GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright 2014 Goldman, Sachs & Co. All rights reserved. 146165.MF.MED.TMPL/11/2014 MSFISAR-14/201K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 3, 2014